                                    *** Text Omitted and Filed Separately
                                        Confidential Treatment Requested
                                        Under 17 C.F.R. Sections 200.80(b)(4),
                                                          200.83 and 240.24b-2

-------------------------------------------------------------------------------

                                CREDIT AGREEMENT

                                   DATED AS OF

                                  JULY 14, 1999

                                      AMONG

                              JATO OPERATING CORP.,

                           JATO COMMUNICATIONS CORP.,

                            THE LENDERS PARTY HERETO,

                              STATE STREET BANK AND
                                 TRUST COMPANY,
                              AS COLLATERAL AGENT,

                                       AND

                            LUCENT TECHNOLOGIES INC.,
                             AS ADMINISTRATIVE AGENT


-------------------------------------------------------------------------------

                                TABLE OF CONTENTS



                                                                                   PAGE
ARTICLE I      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     Section 1.01.   Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . .1
     Section 1.02.   Classification of Loans and Borrowings. . . . . . . . . . . . 21
     Section 1.03.   Terms Generally . . . . . . . . . . . . . . . . . . . . . . . 21
     Section 1.04.   Accounting Terms; GAAP. . . . . . . . . . . . . . . . . . . . 22
ARTICLE II     The Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
     Section 2.01.   Commitments . . . . . . . . . . . . . . . . . . . . . . . . . 22
     Section 2.02.   Loans and Borrowings. . . . . . . . . . . . . . . . . . . . . 22
     Section 2.03.   Requests for Borrowings . . . . . . . . . . . . . . . . . . . 23
     Section 2.04.   Funding of Borrowings . . . . . . . . . . . . . . . . . . . . 24
     Section 2.05.   Interest Elections. . . . . . . . . . . . . . . . . . . . . . 24
     Section 2.06.   Termination and Reduction of Commitments. . . . . . . . . . . 26
     Section 2.07.   Repayment of Loans; Evidence of Debt. . . . . . . . . . . . . 26
     Section 2.08.   Amortization of Loans . . . . . . . . . . . . . . . . . . . . 27
     Section 2.09.   Prepayment of Loans . . . . . . . . . . . . . . . . . . . . . 28
     Section 2.10.   Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     Section 2.11.   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . 29
     Section 2.12.   Alternate Rate of Interest. . . . . . . . . . . . . . . . . . 30
     Section 2.13.   Increased Costs . . . . . . . . . . . . . . . . . . . . . . . 30
     Section 2.14.   Break Funding Payments; Prepayment Fees . . . . . . . . . . . 31
     Section 2.15.   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     Section 2.16.   Payments Generally; Pro Rata Treatment; Sharing of
                     Set-offs. . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     Section 2.17.   Mitigation Obligations; Replacement of Lenders. . . . . . . . 35
ARTICLE III    Representations and Warranties. . . . . . . . . . . . . . . . . . . 36
     Section 3.01.   Organization; Powers. . . . . . . . . . . . . . . . . . . . . 36
     Section 3.02.   Authorization; Enforceability . . . . . . . . . . . . . . . . 36
     Section 3.03.   Governmental Approvals; No Conflicts. . . . . . . . . . . . . 36
     Section 3.04.   Financial Condition; No Material Adverse Change . . . . . . . 36
     Section 3.05.   Properties and Licenses . . . . . . . . . . . . . . . . . . . 37
     Section 3.06.   Litigation and Environmental Matters. . . . . . . . . . . . . 37
     Section 3.07.   Compliance with Laws and Agreements . . . . . . . . . . . . . 38
     Section 3.08.   Investment and Holding Company Status . . . . . . . . . . . . 38


                                      -i-

                                                                                   PAGE
     Section 3.09.   Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     Section 3.10.   ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38
     Section 3.11.   Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Section 3.12.   Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . 39
     Section 3.13.   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . 39
     Section 3.14.   Labor Matters . . . . . . . . . . . . . . . . . . . . . . . . 39
     Section 3.15.   Supply Agreement. . . . . . . . . . . . . . . . . . . . . . . 39
     Section 3.16.   Security Documents. . . . . . . . . . . . . . . . . . . . . . 39
     Section 3.17.   Year 2000 Readiness . . . . . . . . . . . . . . . . . . . . . 39
     Section 3.18.   Capitalization. . . . . . . . . . . . . . . . . . . . . . . . 40
ARTICLE IV     Conditions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
     Section 4.01.   Effective Date. . . . . . . . . . . . . . . . . . . . . . . . 40
     Section 4.02.   Each Borrowing. . . . . . . . . . . . . . . . . . . . . . . . 43
ARTICLE V      Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . 43
     Section 5.01.   Financial Statements and Other Information. . . . . . . . . . 44
     Section 5.02.   Notices of Material Events. . . . . . . . . . . . . . . . . . 45
     Section 5.03.   Information Regarding Collateral. . . . . . . . . . . . . . . 46
     Section 5.04.   Existence; Conduct of Business. . . . . . . . . . . . . . . . 47
     Section 5.05.   Payment of Obligations. . . . . . . . . . . . . . . . . . . . 47
     Section 5.06.   Maintenance of Properties . . . . . . . . . . . . . . . . . . 47
     Section 5.07.   Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     Section 5.08.   Books and Records; Inspection Rights. . . . . . . . . . . . . 48
     Section 5.09.   Compliance with Laws and Agreements . . . . . . . . . . . . . 48
     Section 5.10.   Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . 49
     Section 5.11.   Further Assurances. . . . . . . . . . . . . . . . . . . . . . 49
     Section 5.12.   Casualty and Condemnation . . . . . . . . . . . . . . . . . . 49
     Section 5.13.   Interest Rate Protection. . . . . . . . . . . . . . . . . . . 49
     Section 5.14.   Execution of Pledge Agreement (Borrower); Subsidiary
                     Guarantors; Additional Security Documents . . . . . . . . . . 50
ARTICLE VI     Negative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . 50
     Section 6.01.   Indebtedness. . . . . . . . . . . . . . . . . . . . . . . . . 51
     Section 6.02.   Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52


                                      -ii-



                                                                                   PAGE
     Section 6.03.   Fundamental Changes . . . . . . . . . . . . . . . . . . . . . 53
     Section 6.04.   Investments, Loans, Advances, Guarantees and
                     Acquisitions; Asset Sales. . . . . . . . . . . . . . . . . . .53
     Section 6.05.   Hedging Agreements. . . . . . . . . . . . . . . . . . . . . . 56
     Section 6.06.   Restricted Payments . . . . . . . . . . . . . . . . . . . . . 56
     Section 6.07.   Transactions with Affiliates. . . . . . . . . . . . . . . . . 57
     Section 6.08.   Restrictive Agreements. . . . . . . . . . . . . . . . . . . . 57
     Section 6.09.   Repayment of Indebtedness . . . . . . . . . . . . . . . . . . 57
     Section 6.10.   Limitation on Sale-Leaseback Transactions . . . . . . . . . . 57
     Section 6.11.   Senior Indebtedness to Total Capitalization . . . . . . . . . 57
     Section 6.12.   Consolidated Indebtedness to Total Capitalization . . . . . . 58
     Section 6.13.   Consolidated Indebtedness to Annualized EBITDA. . . . . . . . 58
     Section 6.14.   Senior Indebtedness to Annualized EBITDA. . . . . . . . . . . 59
     Section 6.15.   Annualized EBITDA to Consolidated Interest Expense. . . . . . 59
     Section 6.16.   Annualized EBITDA to Consolidated Debt Service. . . . . . . . 60
     Section 6.17.   Consolidated Gross Revenues . . . . . . . . . . . . . . . . . 60
     Section 6.18.   Minimum Subscribers . . . . . . . . . . . . . . . . . . . . . 61
     Section 6.19.   Consolidated Parent Indebtedness to Total Parent
                     Capitalization. . . . . . . . . . . . . . . . . . . . . . . . 62
     Section 6.20.   Consolidated Parent Indebtedness to Annualized Parent
                     EBITDA. . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
     Section 6.21.   Use of Collateral . . . . . . . . . . . . . . . . . . . . . . 62
ARTICLE VII    Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . 63
ARTICLE VIII   The Agents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66
ARTICLE IX     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     Section 9.01.   Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     Section 9.02.   Waivers; Amendments . . . . . . . . . . . . . . . . . . . . . 68
     Section 9.03.   Expenses; Indemnity; Damage Waiver. . . . . . . . . . . . . . 69
     Section 9.04.   Successors and Assigns. . . . . . . . . . . . . . . . . . . . 70
     Section 9.05.   Survival. . . . . . . . . . . . . . . . . . . . . . . . . . . 72
     Section 9.06.   Counterparts; Integration; Effectiveness. . . . . . . . . . . 73
     Section 9.07.   Severability. . . . . . . . . . . . . . . . . . . . . . . . . 73
     Section 9.08.   Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . 73
     Section 9.09.   Governing Law; Jurisdiction; Consent to Service of
                     Process . . . . . . . . . . . . . . . . . . . . . . . . . . . 73


                                     -iii-



                                                                                  PAGE
     Section 9.10.   WAIVER OF JURY TRIAL. . . . . . . . . . . . . . . . . . . . . 74
     Section 9.11.   Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . 75
     Section 9.12.   Confidentiality . . . . . . . . . . . . . . . . . . . . . . . 75
     Section 9.13.   Interest Rate Limitation. . . . . . . . . . . . . . . . . . . 75


EXHIBITS:

Exhibit A      Form of Assignment and Acceptance
Exhibit B      Form of Guarantee Agreement
Exhibit C      Form of Indemnity and Contribution Agreement
Exhibit D      Form of Security Agreement (Borrower)
Exhibit E      Form of Pledge Agreement (Borrower)
Exhibit F      Form of Pledge Agreement (Parent)
Exhibit G      Form of Landlord Letter
Exhibit H      Form of Security Agreement (Parent)

       CREDIT AGREEMENT, dated as of July 14, 1999, among JATO OPERATING CORP., a Delaware corporation, JATO COMMUNICATIONS CORP., a Delaware corporation, the LENDERS party hereto, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, and LUCENT TECHNOLOGIES INC., as Administrative Agent.

              The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

              Section 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

              "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

              "ADDITIONAL ASSETS" means any capital assets used or useful in the business of the Borrower and the Subsidiaries.

              "ADJUSTED LIBO RATE" means, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

              "ADMINISTRATIVE AGREEMENT" means the Financing and Management Services Agreement, dated as of July 14, 1999, by and between the Parent and the Borrower, as in effect on the date hereof.

              "ADMINISTRATIVE AGENT" means Lucent, in its capacity as administrative agent for the Lenders hereunder.

              "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

              "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

              "AGENTS" means the Administrative Agent and the Collateral Agent.

              "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day [ * ]. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

              "ANNUALIZED EBITDA" means, as of any date of determination, Consolidated EBITDA for the period of two fiscal quarters then most recently ended times two.

              "ANNUALIZED PARENT EBITDA" means, as of any date of determination, Consolidated Parent EBITDA for the period of two fiscal quarters then most recently ended times two.

              "APPLICABLE RATE" means, for any day, with respect to any Loan, the applicable rate per annum set forth below under the caption "ABR Spread" or "Eurodollar Spread", as the case may be:


                                     ABR Spread     Eurodollar Spread
               ---------------   ---------------- ---------------------
               Tranche 1 Loans        3.5%               4.5%
               Tranche 2 Loans        3.5%               4.5%


              "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of the Borrower and Administrative Agent if required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

              "AVAILABILITY PERIOD" means, in respect of the Tranche 1 Loans, the Tranche 1 Availability Period and, in respect of the Tranche 2 Loans, Tranche 2 Availability Period.

              "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

              "BORROWER" means Jato Operating Corp., a Delaware corporation.

              "BORROWER-RELATED COLLATERAL" has the meaning set forth in the Security Agreement (Parent).

              "BORROWING" means a Loan or group of Loans of the same Class and Type, made, converted or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

              "BORROWING REQUEST" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

              "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; PROVIDED that, when used in connection with a LIBOR Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

              "BUSINESS PLAN" means, for any fiscal year, the business plan of the Borrower and the Subsidiaries for such fiscal year.

              "CAPITAL EXPENDITURES" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Borrower and the Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP.

              "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

              "CHANGE IN CONTROL" means (a) prior to the issuance and sale of capital stock of the Parent pursuant to an initial public offering registered under the Securities Act (i) the acquisition of beneficial ownership, directly or indirectly, by any Person or group (within the meaning of the Securities Exchange Act), other than the Founders or the Series B Investors, of shares representing more than [ * ] of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent;
(ii) occupation of a majority of the seats (other than vacant seats) on the Board of Directors of the Parent by persons other than one person designated by CEA Capital Partners USA, L.P., one person designated by Crest Communications Partners, L.P., the chief executive officer of the Parent, one person designated by the chief executive officer of the Parent and one person designated by such other four persons; (iii) a majority of the persons appointed by the Board of Directors of the Parent as Senior Officers as of the date hereof shall cease to be Senior Officers; (iv) beneficial ownership, directly or indirectly, by the Founders of less than [ * ] of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent; and (v) the failure of Brian Gast to be a member of the Board of Directors of the Parent other than by reason of death or permanent disability or removal for "cause," which shall include without limitation (A) gross negligence or willful misconduct, (B) failure to perform diligently and competently his duties as a director and as chief executive officer, or (C) conviction of a felony; (b) following the issuance and sale of capital stock of the Parent pursuant to an initial public offering registered under the Securities Act, (i) the acquisition of beneficial ownership, directly or indirectly, by any Person or group (within the meaning of Securities Exchange
Act) other than the Founders, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Parent; or (ii) occupation of a majority of the seats (other than vacant seats) on the Board of Directors of the Parent by Persons who were neither (A) recommended by the Board of Directors of the Parent to be elected by the stockholders of the Parent nor (B) appointed by directors so nominated; or (c) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than the Parent or a wholly owned Subsidiary of any ownership or equity interest in the Borrower.

              "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

(whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

              "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Tranche 1 Loans or Tranche 2 Loans.

              "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

              "COLLATERAL" means any and all "Collateral" as defined in the Security Agreements.

              "COLLATERAL AGENT" means State Street Bank and Trust Company, in its capacity as collateral agent for the Secured Parties.

              "COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Loans hereunder during any Availability Period, expressed as an amount representing the maximum principal amount of the Loans to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $50,000,000.

              "CONSOLIDATED DEBT SERVICE" means, for any period, Consolidated Interest Expense for such period plus any scheduled payments of principal of Indebtedness of the Borrower and the Subsidiaries during such period.

              "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income for such period (adjusted to exclude all extraordinary items and Non-Recurring Items), plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of income tax expense for such period, and (c) all amounts attributable to depreciation and amortization for such period plus, without duplication, preferred stock dividends payable in cash in respect of any Disqualified Stock of the Borrower or any Subsidiary for such period, all as determined on a consolidated basis with respect to the Borrower and the Subsidiaries in accordance with GAAP.

              "CONSOLIDATED GROSS REVENUES" means, for any period, consolidated gross revenues of the Borrower and the Subsidiaries attributable to sales of its services to Subscribers (and in any event excluding all revenues arising from the sales of equipment).

              "CONSOLIDATED INDEBTEDNESS" means, as of any date of determination, the aggregate principal amount of Indebtedness (including Disqualified Stock) of the Borrower and the Subsidiaries outstanding as of such date determined on a consolidated basis in accordance with GAAP.

              "CONSOLIDATED INTEREST EXPENSE" means, for any period, the sum of
(a) the interest expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations, but excluding any such interest expense of any Person for any period that the income (or loss) of such Person is excluded from the calculation of Consolidated Net Income by reason of clause (b) of the definition of "Consolidated Net Income"), accrued by the Borrower and the Subsidiaries during such period plus (b) preferred stock dividends in respect of Disqualified Stock of the Borrower and the Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP.

              "CONSOLIDATED NET INCOME" means, for any period, net income or loss of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded (a) the income of any Person in which any other Person (other than the Borrower or any Subsidiary or any director holding qualifying shares in compliance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions (including distributions made as a return of capital or repayment of principal of advances) actually paid to the Borrower or any Subsidiary by such Person, and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date such Person's assets are acquired by the Borrower or any Subsidiary.

              "CONSOLIDATED PARENT EBITDA" means, for any period, Consolidated Parent Net Income for such period (adjusted to exclude all extraordinary items and Non-Recurring Parent Items), plus, without duplication and to the extent deducted from revenues in determining Consolidated Parent Net Income, the sum of
(a) the aggregate amount of Consolidated Parent Interest Expense for such period, (b) the aggregate amount of income tax expense for such period, and (c) all amounts attributable to depreciation and amortization for such period plus, without duplication, preferred stock dividends payable in cash in respect of any Disqualified Stock of the Parent, the Borrower or any Subsidiary for such period, all as determined on a consolidated basis with respect to the Parent, the Borrower and the Subsidiaries in accordance with GAAP.

              "CONSOLIDATED PARENT INDEBTEDNESS" means, as of any date of determination, the aggregate principal amount of Indebtedness (including Disqualified Stock) of the Parent, the Borrower and the Subsidiaries outstanding as of such date determined on a consolidated basis in accordance with GAAP.

              "CONSOLIDATED PARENT INTEREST EXPENSE" means, for any period, the sum of (a) the interest expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations, but excluding any such interest expense of any Person for any period that the income (or loss) of such Person is excluded from the calculation of Consolidated Parent Net Income by reason of clause (b) of the definition of "Consolidated Parent Net Income"), accrued by the Parent, the Borrower and the Subsidiaries during such period plus
(b) preferred stock dividends in respect of Disqualified Stock of the Parent, the Borrower and the Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP.

              "CONSOLIDATED PARENT NET INCOME" means, for any period, net income or loss of the Parent, the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded (a) the income of any Person in which any other Person (other than the Parent, the Borrower or any Subsidiary or any director holding qualifying shares in compliance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions (including distributions made as a return of capital or repayment of principal of advances) actually paid to the Parent, the Borrower or any Subsidiary by such Person, and (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Parent, the Borrower or any Subsidiary or the date such Person's assets are acquired by the Parent, the Borrower or any Subsidiary.

              "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

              "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

              "DISCLOSED MATTERS" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

              "DISQUALIFIED STOCK" means any capital stock of any Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event
(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock, (iii) requires the payment of dividends other than dividends payable solely in additional shares of capital stock of such Person (other than Disqualified Stock) or (iv) is redeemable or subject to required repurchase at the option of the holder thereof, in whole or in part.

              "DOLLARS" or "$" refers to lawful money of the United States of America.

              "EFFECTIVE DATE" means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

              "ELIGIBLE INSTITUTION" means a commercial banking institution that has a combined capital and surplus of not less than $500 million (or its equivalent in foreign currency) whose debt is rated "A" or better by S&P or "A2" or better by Moody's at the time as of which any investment or rollover therein is made.

              "ELIGIBLE PERSON" means (a) a commercial bank, an insurance company or other similar financial institution or (b) any other entity which is (or which is managed by a manager which manages funds which are) primarily engaged in making, purchasing or otherwise investing in commercial loans or extending, or investing in extensions of, credit for its own account in the ordinary course of business; PROVIDED, HOWEVER, that in no event may any Person be an Eligible Person if it is engaged in a Qualifying Business or if it is Controlled by a Person that is engaged in a Qualifying Business.

              "ENVIRONMENTAL LAWS" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

              "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Parent or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

              "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

              "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

              "ERISA EVENT" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

              "EVENT OF DEFAULT" has the meaning assigned to such term in
Article VII.

              "EXCESS CASH FLOW" means, for any fiscal year of the Borrower, the sum (without duplication) of the following (provided that Excess Cash Flow shall be zero for any fiscal year that the sum of the following would otherwise be less than zero):

              (a) Consolidated Net Income for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; PLUS

              (b) depreciation, amortization and other non-cash charges or losses deducted in determining such Consolidated Net Income for such fiscal year (including any interest expense accrued for such fiscal year that is not payable currently in cash to the extent deducted in determining Consolidated Net Income); PLUS

              (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the amount, if any, by which the consolidated deferred revenues of the Borrower and the Subsidiaries increased during such fiscal year plus (iii) the aggregate principal amount of Capital Lease Obligations and other Indebtedness incurred by the Borrower or any of the Subsidiaries during such fiscal year to finance Capital Expenditures, to the extent that principal payments in respect of such Indebtedness would not be excluded from clause (f) below when made; MINUS

              (d) the sum of (i) any non-cash gains included in determining such Consolidated Net Income for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the amount, if any, by which the consolidated deferred revenues of the Borrower and the Subsidiaries decreased during such fiscal year; minus

              (e)    Capital Expenditures for such fiscal year;  minus

              (f) the aggregate principal amount of Indebtedness, repaid or prepaid by the Borrower and the Subsidiaries during such fiscal year, excluding
(i) Loans prepaid pursuant to Section 2.09(b) or (c), (ii) repayments or prepayments of Indebtedness financed by incurring other Indebtedness, to the extent that mandatory principal payments in respect of such other Indebtedness would not be excluded from this clause (f) when made and (iii) Indebtedness referred to in clause (ii) of Section 6.01.

              "EXCLUDED TAXES" means, with respect to either Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.17(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.15(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.15(a).

              "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

              "FINANCIAL OFFICER" means, with respect to any Person, the chief executive officer, the chief financial officer, principal accounting officer, treasurer or controller of such Person.

              "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

              "FOUNDERS" means Brian Gast, Leonard Allsup, Bruce E. Dines, Rex
H. Humston and Patrick M. Green.

              "GAAP" means, subject to Section 1.04, generally accepted accounting principles in the United States of America.

              "GOVERNMENTAL AUTHORITY" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

              "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; PROVIDED, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

              "GUARANTEE AGREEMENT" means the Guarantee and Subordination Agreement among the Parent, the Subsidiaries and the Administrative Agent, substantially in the form of Exhibit B.

              "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

              "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

              "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business that are not overdue by more than 60 days), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (k) all Disqualified Stock of such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

              "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

              "INDEMNITY AND CONTRIBUTION AGREEMENT" means the Indemnity, Subrogation and Contribution Agreement among the Loan Parties and the Administrative Agent, substantially in the form of Exhibit C.

              "INTEREST ELECTION REQUEST" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

              "INTEREST PAYMENT DATE" means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any LIBOR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a LIBOR Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

              "INTEREST PERIOD" means, with respect to any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; PROVIDED, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

              "LANDLORD LETTER" means a letter in the form of Exhibit G or any other letter approved by the Administrative Agent.

              "LENDERS" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

              "LIBOR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

              "LIBO RATE" means, with respect to any LIBOR Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Markets Service (or on any successor or substitute page of such service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO RATE" with respect to such LIBOR Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent (or, if the Administrative Agent at the time is not a commercial bank, any commercial bank based in New York City selected by the Administrative Agent for the purpose of quoting such rate, provided that such commercial bank has a combined capital and surplus and undivided profits of not less than $500,000,000) in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

              "LICENSES" has the meaning set forth in Section 3.05(c).

              "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

              "LOAN DOCUMENTS" means this Agreement, the Guarantee Agreement, the Security Documents and the Indemnity and Contribution Agreement.

              "LOAN PARTIES" means the Parent, the Borrower and the Subsidiaries.

              "LOANS" means the loans made or deemed made to the Borrower pursuant to this Agreement.

              "LUCENT" means Lucent Technologies Inc.

              "LUCENT LENDER" means any Lender that is Lucent or an Affiliate of Lucent.

              "LUCENT PRODUCT" means any products or services purchased by the Borrower pursuant to the Supply Agreement.

              "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance or properties of the Parent, (b) the business, condition (financial or otherwise), operations, performance or properties of the Borrower and the Subsidiaries, taken as a whole, (c) the ability of the Parent, the Borrower or any other Loan Party to perform any of its obligations under any Loan Document or (d) the legality, validity, binding effect or enforceability of this Agreement or any other Loan Document.

              "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Loan Parties in an aggregate principal amount exceeding $500,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of a Loan Party in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if such Hedging Agreement were terminated at such time.

              "MATURITY DATE" means June 30, 2006.

              "MOODY'S" means Moody's Investors Service, Inc.

              "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

              "NET PROCEEDS" means, with respect to any casualty or condemnation event, (a) the cash proceeds received in respect of such event including (i) in the case of a casualty, insurance proceeds, and (ii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of
(b) the sum of all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event.

              "NET WORKING CAPITAL" means, at any date, (a) the consolidated current assets of the Borrower and the Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of the Borrower and the Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness), determined on a consolidated basis in accordance with GAAP. Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

              "NON-RECURRING ITEMS" means, for any period, (a) all non-recurring items that do not involve any payment of cash by the Borrower or any Subsidiary during such period or any future period and (b) non-recurring items set forth on the Borrower's consolidated statement of operations for such period below the operating income line in respect of (i) gains or losses on sales or dispositions of assets outside the ordinary course of business, (ii) discontinued operations,
(iii) the effects of changes in accounting principles or methods, (iv) write-downs on any investments of the Borrower or any Subsidiary in any Person (other than the Borrower or a Subsidiary) and (v) any restructuring charges, including the amount of any such restructuring charge to cover cash payouts to laid-off employees of the Borrower or a Subsidiary.

              "NON-RECURRING PARENT ITEMS" means, for any period, (a) all non-recurring items that do not involve any payment of cash by the Parent, the Borrower or any Subsidiary during such period or any future period and (b) non-recurring items set forth on the Parent's consolidated statement of operations for such period below the operating income line in respect of (i) gains or losses on sales or dispositions of assets outside the ordinary course of business, (ii) discontinued operations, (iii) the effects of changes in accounting principles or methods, (iv) write-downs on any investments of the Parent, the Borrower or any Subsidiary in any Person (other than the Parent, the Borrower or a Subsidiary) and (v) any restructuring charges, including the amount of any such restructuring charge to cover cash payouts to laid-off employees of the Parent, the Borrower or a Subsidiary.

              "OBLIGATIONS" means all obligations secured under the Loan Documents.

              "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

              "PARENT" means Jato Communications Corp., a Delaware corporation.

              "PARTIAL TERMINATION DATE" has the meaning set forth in the Security Agreement (Parent).

              "PAYMENT DATE" means September 30, 2002 and each Quarterly Date thereafter ending on and including the Maturity Date.

              "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

              "PENDING APPLICATIONS" has the meaning set forth in Section
3.05(c).

              "PERFECTION CERTIFICATE" means, with respect to the Borrower, a certificate in the form of Exhibit A to the Security Agreement (Borrower), with respect to any Subsidiary, a similar certificate in the form of the applicable Security Document delivered by such Subsidiary and, with respect to the Parent, a certificate in the form of Exhibit A to the Security Agreement (Parent) or any other form approved by the Collateral Agent.

              "PERMITTED ENCUMBRANCES" means:

              (a) Liens imposed by law for taxes, assessments, governmental charges or similar claims that are not yet due or are being contested in compliance with Section 5.05;

              (b) statutory or common law Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other similar Liens, arising in the ordinary course of business and securing obligations that are not yet delinquent or are being contested in compliance with Section 5.05;

              (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

              (d) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory or regulatory obligations, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of a like nature, in each case in the ordinary course of business, and a bank's unexercised right of set-off with respect to deposits made in the ordinary course;

              (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

              (f) easements, municipal and zoning ordinances, rights-of-way and similar encumbrances on or defects or other irregularities of title to real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Parent, the Borrower or any Subsidiary;

              (g) interests of lessees under leases or subleases granted by the Parent, the Borrower or a Subsidiary as lessor that do not materially interfere with the ordinary course of business of the Parent or the Borrower and the Subsidiaries, taken as a whole;

              (h) interests of licensees under licenses or sublicenses granted by the Parent, the Borrower or a Subsidiary as licensor that do not materially interfere with the ordinary course of business of the Parent or the Borrower and the Subsidiaries, taken as a whole;

              (i) Liens encumbering property or assets under construction arising from progress or partial payments made by a customer of the Parent, the Borrower or a Subsidiary relating to such property or assets;

              (j) any interest or title of a lessor in any property subject to any lease otherwise not entered into in violation of the Loan Documents;

              (k) any interest or title of a licensor in any property subject to any license otherwise not entered into in violation of the Loan Documents;

              (l) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and

              (m) Liens in favor of a Securities Intermediary pursuant to such Securities Intermediary's customary customer account agreement; provided that any such Liens shall at no time secure any Indebtedness or obligations other than customary fees and charges payable to such Securities Intermediary.

PROVIDED, that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

              "PERMITTED EXPENSES" means Capital Expenditures (excluding Capital Expenditures financed by the incurrence of Capital Lease Obligations) for equipment and other property to be used by the Borrower in the telecommunication network related to Lucent Product in an aggregate amount not exceeding three percent (3%) of the Purchase Price, plus any fees paid or payable to Lucent pursuant to Section 2.10.

              "PERMITTED INVESTMENTS" means:

              (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing not more than 365 days after the date of acquisition thereof;

              (b) commercial paper of a domestic issuer rated "A-1" or better by S&P or "P-1" or better by Moody's maturing not more than 365 days after the date of acquisition thereof;

              (c) certificates of deposit, banker's acceptances and time deposits maturing not more than 365 days after the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, an Eligible Institution;

              (d) master note or deposit arrangements with securities of the types described in paragraphs (a), (b) and (c) above;

              (e) money market preferred stock of a corporation organized under the laws of a jurisdiction within the United States of America rated "AA" or better by S&P or "Aa" or better by Moody's; PROVIDED HOWEVER, that any such debt security that is rated by both such rating agencies shall be rated "AA" or better by S&P or Moody's;

              (f) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with an Eligible Institution; and

              (g) any fund investing exclusively in investments of the types described in clauses (a) through (f) above.

              "PERMITTED JURISDICTION" means a jurisdiction which is both a Permitted Regulatory Jurisdiction and a Permitted UCC Jurisdiction.

              "PERMITTED PREFERRED STOCK" means capital stock of the Borrower (other than Disqualified Stock of the Borrower) of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of the Borrower, over shares of capital stock of any other class of the Borrower.

              "PERMITTED REGULATORY JURISDICTION" means a jurisdiction in which all applicable Governmental Authorities have (i) certified the Borrower as a competitive local exchange carrier (as defined in the Telecommunications Act of 1996); (ii) approved all interconnection agreements to which the Borrower is a party relating to such jurisdiction; and (iii) approved the Borrower's tariff or tariffs with respect to such jurisdiction; PROVIDED, HOWEVER, that any such jurisdiction shall be a Permitted Regulatory Jurisdiction only if the Agents and the Lenders shall have received an opinion of legal counsel for the Borrower in form and substance reasonably satisfactory to the Administrative Agent as to such matters.

              "PERMITTED UCC JURISDICTION" means (i) the jurisdictions in which the Borrower indicates in the certificate delivered pursuant to clause (i) of
Section 4.01 that the Borrower maintains or anticipates maintaining equipment at any time the Loans are to be outstanding and (ii) any other jurisdiction in which the Borrower or a Subsidiary indicates in a certificate delivered pursuant to clause (b) of Section 5.03 or (in the case of a Subsidiary) in connection with the execution and delivery of any Security Document pursuant to Section
5.14 that the Borrower or such Subsidiary maintains or anticipates maintaining equipment at any time the Loans are to be outstanding; PROVIDED that (x) any such jurisdiction described in clause (i) or (ii) of this definition shall be a Permitted UCC Jurisdiction only if the certificate most recently delivered by the Borrower or such Subsidiary pursuant to clause (i) of Section 4.01 (in the case of the Borrower), in connection with the execution and delivery of any Security Documents required to be delivered pursuant to Section 5.14 (in the case of a Subsidiary) or pursuant to clause (b) of Section 5.03 (in the case of the Borrower or any Subsidiary) certifies to the effect required under clause
(ii) of clause (b) of Section 5.03 with respect in such jurisdiction and (y) in the case of any such other jurisdiction described in clause (ii) of this definition, such other jurisdiction shall be a Permitted UCC Jurisdiction only if the Collateral Agent shall have received an opinion of legal counsel for the Borrower in form and substance reasonably satisfactory to the Collateral Agent as to the actions taken in order for the Borrower or such Subsidiary to be able to make the certifications required under clause (ii) of clause (b) of Section
5.03 and the validity and effectiveness of such actions, including without limitation, their ability to withstand any challenge in a bankruptcy proceeding and the priority of security interest created by the Security Documents on equipment to be located in such jurisdiction.

              "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

              "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 302 of ERISA, and in respect of which the Parent or the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

              "PLEDGE AGREEMENT (BORROWER)" means the Pledge Agreement between the Borrower and the Collateral Agent, substantially in the form of Exhibit E.

              "PLEDGE AGREEMENT (PARENT)" means the Pledge Agreement between the Parent and the Collateral Agent, substantially in the form of Exhibit F.

              "PREPAYMENT EVENT" means any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary after the Effective Date; PROVIDED that (i) such events shall not constitute "Prepayment Events" to the extent that the aggregate Net Proceeds from all such events are less than $100,000 during any fiscal year of the Borrower and (ii) any such event shall not constitute a "Prepayment Event" if the Borrower elects (by notice to the Administrative Agent within five Business Days after receipt of the Net Proceeds of such event) to apply the Net Proceeds of such event to repair, restore or replace the affected property or asset or to reinvest such Net Proceeds in Additional Assets as promptly as practicable, but in any event within 90 days, after the receipt of the Net Proceeds of such event; PROVIDED FURTHER that, if at the expiration of the 90-day period referred to in this clause (ii) less than all the Net Proceeds of such event have been reinvested or applied as provided therein, then a "Prepayment Event" shall be deemed to have occurred at the expiration of such 90-day period with Net Proceeds equal to the Net Proceeds that have not been so reinvested or applied.

              "PRIME RATE" means the rate of interest per annum published from time to time in the "Money Rates" column (or any successor column) of THE WALL STREET JOURNAL as the prime rate or, if such rate shall cease to be so published or is not available for any reason, the rate of interest publicly announced from time to time by any "money center" bank based in New York City selected by the Administrative Agent for the purpose of quoting such rate, provided such commercial bank has a combined capital and surplus and undivided profits of not less than $500,000,000. Each change in the Prime Rate shall be effective from and including the date such change is published.

              "PURCHASE PRICE" means amounts paid or payable for Lucent Product pursuant to invoices delivered pursuant to the Supply Agreement.

              "QUALIFYING BUSINESS" means the business of providing digital connections to broadband networks and related telecommunications services and products.

              "QUARTERLY DATE" means the last day of each of March, June, September and December.

              "REGISTER" has the meaning set forth in Section 9.04.

              "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

              "REPAYMENT" means, in respect of any Indebtedness, the direct or indirect repayment, prepayment, redemption, purchase, acquisition, defeasance, retirement or other satisfaction of the principal of such Indebtedness, in whole or in part, whether optional or mandatory. "REPAY" has a meaning correlative thereto.

              "REQUIRED LENDERS" means, at any time, Lenders having outstanding Loans and Commitments representing more than 50% of the sum of the total outstanding Loans and Commitments at such time; PROVIDED that at any time that Lucent Lenders have outstanding Loans and Commitments representing more than 50% of the sum of all outstanding Loans and Commitments at such time, "Required Lenders" means each of (i) the Lucent Lenders at such time and (ii) other Lenders holding more than 50% of the outstanding Loans and Commitments (excluding those held by Lucent Lenders) at such time.

              "RESTRICTED PAYMENT" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary (or until the Partial Termination Date, the Parent), (b) any Repayment of any Subordinated Indebtedness (or until the Partial Termination Date, any Repayment of any Indebtedness of the Parent incurred pursuant to clause (vii) of Section 6.01) or
(c) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any shares of any class of capital stock of the Borrower or any Subsidiary (or until the Partial Termination Date, the Parent) or any option, warrant or other right to acquire any such shares of capital stock of the Borrower or any Subsidiary ( or until the Partial Termination Date, the Parent).

              "S&P" means Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies.

              "SECURED PARTIES" means the Collateral Agent, the Administrative Agent and the Lenders.

              "SECURITIES ACCOUNT CONTROL AGREEMENT (BORROWER)" means the Securities Account Control Agreement (Borrower) between the Borrower, the Securities Intermediary (as defined therein) and the Collateral Agent, substantially in the form of Exhibit G to the Securities Agreement (Borrower).

              "SECURITIES ACCOUNT CONTROL AGREEMENT (PARENT)" means the Securities Account Control Agreement (Parent) between the Parent, the Securities Intermediary (as defined therein) and the Collateral Agent, substantially in the form of Exhibit G to the Securities Agreement (Parent).

              "SECURITIES ACT" means the Securities Act of 1933, as amended.

              "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect from time to time.

              "SECURITIES INTERMEDIARY" means any Person that is a party to a Securities Account Control Agreement (Parent) or Securities Account Control Agreement (Borrower) as the "Securities Intermediary" thereunder.

              "SECURITY AGREEMENT (BORROWER)" means the Security Agreement (Borrower) between the Borrower and the Collateral Agent, substantially in the form of Exhibit D.

              "SECURITY AGREEMENT (PARENT)" means the Security Agreement (Parent) between the Parent and the Collateral, substantially in the form of Exhibit H.

              "SECURITY AGREEMENTS" means the Security Agreement (Borrower) and the Security Agreement (Parent).

              "SECURITY DOCUMENTS" means the Security Agreement (Borrower), the Security Agreement (Parent), the Pledge Agreement (Borrower), the Pledge Agreement (Parent), the Securities Account Control Agreement (Borrower) and the Securities Account Control Agreement (Parent) and any other agreements delivered pursuant to Section 5.14.

              "SENIOR INDEBTEDNESS" means any Indebtedness of the Borrower or any Subsidiary included in Consolidated Indebtedness that is not Subordinated Indebtedness.

              "SENIOR OFFICER" means any senior officer of the Parent having substantial responsibilities for the management and supervision of the business, operations and affairs of the Parent, including, with respect to finance, sales, customer care, carrier relations, marketing, operations, technology and product development.

              "SERIES B INVESTORS" means the holders of the Series B Preferred Stock of the Parent.

              "STATUTORY RESERVE RATE" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which any Lender subject to regulation by the Board is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

              "SUBORDINATED INDEBTEDNESS" of means any Indebtedness of the Borrower owing to the Parent subordinated in right of payment to the payment of the Obligations upon terms and conditions satisfactory to the Required Lenders.

              "SUBSCRIBERS" means customers of the Borrower or any Subsidiary obligated to pay cash for services of the Borrower or such Subsidiary at market rates.

              "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

              "SUBSIDIARY" means any subsidiary of the Borrower.

              "SUPPLY AGREEMENT" means the Supply Agreement dated as of February 12, 1999 between Lucent and the Parent.

              "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

              "TOTAL CAPITALIZATION" means, as of any date of determination, the sum of (a) Consolidated Indebtedness as of such date plus (b) the amount of paid in capital of the Borrower on such date determined on a consolidated basis in accordance with GAAP plus (c), if positive, the retained earnings of the Borrower on such date determined on a consolidated basis in accordance with GAAP.

              "TOTAL PARENT CAPITALIZATION" means, as of any date of determination, the sum of (a) Consolidated Parent Indebtedness as of such date plus (b) the amount of paid in capital of the Parent on such date determined on a consolidated basis in accordance with GAAP plus (c), if positive, the retained earnings of the Parent on such date determined on a consolidated basis in accordance with GAAP.

              "TRANCHE 1 AVAILABILITY PERIOD" means the period from and including the Effective Date to but excluding the earlier of (i) the Tranche 1 Availability Termination Date and (ii) the date of termination of the Tranche 1 Commitment.

              "TRANCHE 1 AVAILABILITY TERMINATION DATE" means the earlier of (i) the date [ * ] after the Effective Date and (ii) the [ * ].

              "TRANCHE 1 COMMITMENT" means the Commitment with respect to Tranche 1 Loans in an amount not to exceed $[ * ].

              "TRANCHE 1 LOANS" means Loans made or deemed made pursuant to this Agreement during the Tranche 1 Availability Period.


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

              "TRANCHE 2 AVAILABILITY PERIOD" means the period from and including the Tranche 1 Availability Termination Date to but excluding the earlier of (i) the Tranche 2 Availability Termination Date and the (ii) date of termination of the Tranche 2 Commitment.

              "TRANCHE 2 AVAILABILITY TERMINATION DATE" means the earlier of
(i) the date [ * ] after the Effective Date and (ii) the [ * ], unless extended pursuant to Section 2.06(a).

              "TRANCHE 2 COMMITMENT" means the Commitment with respect to Tranche 2 Loans in an amount not to exceed $[ * ].

              "TRANCHE 2 LOANS" means Loans made or deemed made pursuant to this Agreement during the Tranche 2 Availability Period.

              "TRANSACTIONS" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans and the use of the proceeds thereof.

              "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

              "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

              Section 1.02. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Tranche 1 Loan") or by Type (e.g., a "LIBOR Loan") or by Class and Type (e.g., a "Tranche 1 LIBOR Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Tranche 1 Borrowing") or by Type (e.g., a "LIBOR Borrowing") or by Class and Type (e.g., a "Tranche 1 LIBOR Borrowing").

              Section 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED
meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, contract rights, licenses and intellectual property.

              Section 1.04. ACCOUNTING TERMS; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED that, if the Parent notifies the Administrative Agent that the Parent requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Parent that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                    THE LOANS

              Section 2.01. COMMITMENTS. Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to the Borrower at any time and from time to time during each Availability Period in an aggregate principal amount not exceeding its Commitment at the time. Amounts repaid in respect of Loans thereon may not be reborrowed.

              Section 2.02. LOANS AND BORROWINGS.

              (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

              (b) Subject to Section 2.12, each Borrowing shall be comprised entirely of LIBOR Loans or ABR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; PROVIDED that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan thereon in accordance with the terms of this Agreement.

              (c) At the commencement of each Interest Period for any LIBOR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; PROVIDED that there shall not be more than six LIBOR Borrowings with respect to Tranche 1 Loans and six LIBOR Borrowings with respect to Tranche 2 Loans outstanding at the same time.

              (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing as a LIBOR Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date for the Loans included in such Borrowing.

              Section 2.03. REQUESTS FOR BORROWINGS. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone
(a) in the case of a LIBOR Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; PROVIDED that (i) the Borrower may make only one request for a Borrowing in any single calendar month (it being understood that all Borrowings made by the Borrower on the same date shall be treated as a single request for a Borrowing for purposes of this limitation) and (ii) if any Lucent Lender has a Commitment at the time of such Borrowing and any portion of the proceeds of such Borrowing to be funded by such Lucent Lender would be required to be funded by such Lucent Lender other than as a credit against amounts owing to Lucent or an Affiliate of Lucent as provided in Section 2.04, then the applicable Borrowing Request shall be made not later than five Business Days before the date of the proposed Borrowing (in the case of a LIBOR Borrowing) or three Business Days before the date of the proposed Borrowing (in the case of an ABR Borrowing). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

              (i) the aggregate amount of such Borrowing and a reasonably detailed description of the use of the proceeds therefrom (and each written Borrowing Request shall attach copies of all invoices to be paid with such proceeds);

              (ii    the date of such Borrowing, which shall be a Business Day;

              (iii) whether such Borrowing is to be a LIBOR Borrowing or an ABR Borrowing;

              (iv) in the case of a LIBOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

              (v) the location and number of the account or accounts to which funds (if any) are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested LIBOR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

              Section 2.04. FUNDING OF BORROWINGS.

              (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Borrowing Request. Notwithstanding the foregoing, if the proceeds of any Borrowing are to be used to make any payment to or for the account of Lucent or any Affiliate thereof (i) if any Lucent Lender has a Commitment, then such Lucent Lender may make its Loan by crediting the amount thereof against the payment obligations to Lucent or any such Affiliate and shall be deemed to have made a Loan in the amount of such credit and (ii) the Administrative Agent will make the Loans of the other Lenders available to the Borrower by promptly crediting the amounts so received from such other Lenders, in immediately available funds, to an account of Lucent maintained with the Administrative Agent for such purpose, to the extent of the proceeds of such Loans designated to be used to make payments to Lucent or any of its Affiliates (after giving effect to any credits pursuant to clause (i) above) and the balance, if any, of such proceeds shall be made available to the Borrower as provided in the preceding sentence.

              (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans of the same Class. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. Nothing in this Section 2.04(b) shall prejudice the Borrower's rights against any such defaulting Lender.

              Section 2.05. INTEREST ELECTIONS.

              (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a LIBOR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a LIBOR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

              (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

              (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph
(f) of this Section:

              (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

              (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

              (iii) whether the resulting Borrowing is to be a LIBOR Borrowing or an ABR Borrowing; and

              (iv) if the resulting Borrowing is a LIBOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period."

If any such Interest Election Request requests a LIBOR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

              (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

              (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a LIBOR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a LIBOR Borrowing at the end of the then current Interest Period and (ii) unless repaid, each LIBOR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

              (f) A Borrowing of any Class may not be converted to or continued as a LIBOR Borrowing if after giving effect thereto (i) the Interest Period therefor would commence before and end after a date on which any principal of the Loans of such Class is scheduled to be repaid and (ii) the sum of the aggregate principal amount of outstanding LIBOR Borrowings of such Class with Interest Periods ending on or prior to such scheduled repayment date plus the aggregate principal amount of outstanding ABR Borrowings of such Class would be less than the aggregate principal amount of Loans of such Class required to be repaid on such scheduled repayment date.

              Section 2.06. TERMINATION AND REDUCTION OF COMMITMENTS.

              (a) Unless previously terminated, the Commitments with respect to Tranche 1 Loans shall terminate on the Tranche 1 Availability Termination Date and the Commitments with respect to Tranche 2 Loans shall terminate on the Tranche 2 Availability Termination Date.

              (b) On the date of each Loan made by any Lender such Lender's Commitment shall be reduced by an amount equal to such Loan.

              (c) If a prepayment would be required pursuant to paragraph (b) or (c) of Section 2.09, all Commitments then in effect shall be reduced ratably by an aggregate amount equal to the excess, if any, of the amount of the required prepayment over the aggregate principal amount of Loans outstanding immediately prior to giving effect to such prepayment.

              (d) The Borrower may at any time terminate, or from time to time reduce, the Commitments; PROVIDED that each reduction of the Commitments pursuant to this paragraph (d) shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000.

              (e) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (d) of this Section at least one Business Day prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments pursuant to paragraph (d) of this Section shall be made ratably among the Lenders in accordance with their respective Commitments; PROVIDED that the Borrower may, in its discretion, reduce the Commitments of Lucent Lenders pursuant to such paragraph (d) without reducing the Commitments of other Lenders.

              Section 2.07. REPAYMENT OF LOANS; EVIDENCE OF DEBT.

              (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender as provided in Section 2.08.

              (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

              (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

              (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

              (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender such a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

              Section 2.08. AMORTIZATION OF LOANS.

              (a) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Borrowings on each of the first four Payment Dates in an aggregate amount equal to [ * ] of the sum of all Loans made or deemed made hereunder (including amounts previously repaid or prepaid), on each of the second four Payment Dates in an aggregate amount equal to [ * ] of the sum of all Loans made or deemed made hereunder (including amounts previously repaid or prepaid) and on each of the remaining Payment Dates in an aggregate amount equal to [ * ] of the sum of all Loans made or deemed made hereunder (including amounts previously repaid or prepaid).

              (b) To the extent not previously paid, all Loans of each Class shall be due and payable on the Maturity Date with respect to Loans of such Class.

              (c) Any prepayment of a Borrowing of any Class shall be applied to reduce ratably the subsequent scheduled repayments of the Borrowings of such Class to be made pursuant to this Section; PROVIDED that any prepayment of a Borrowing of any Class that is made pursuant to Section 2.09(a) shall be applied to reduce the subsequent scheduled repayments of the Borrowings of such Class to be made pursuant to this Section in reverse chronological order or, at the election of any Lender with respect to any portion of such prepayment payable to such Lender, to reduce ratably the subsequent scheduled repayments of the Borrowings of such Class to be made pursuant to this Section.

              (d) Prior to any repayment of any Borrowings of any Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED
notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; PROVIDED that each repayment of Borrowings of any Class shall be applied to repay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid, such repayment shall be applied, first, to repay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of the applicable Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Each repayment of a Borrowing shall be applied, ratably to the Loans included in the repaid Borrowing. Repayments of Borrowings shall be accompanied by the payment of accrued interest on the amount thereof.

              Section 2.09. PREPAYMENT OF LOANS.

              (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part subject to the requirements of this Section without penalty or premium (except as provided in Section 2.14 or 2.15).

              (b) In the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall, within six Business Days after such Net Proceeds are received, prepay Borrowings in an aggregate amount equal to such Net Proceeds.

              (c) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending on or after the Effective Date, for which there is any Excess Cash Flow, the Borrower shall prepay Borrowings in an aggregate amount equal to [ * ]. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 90 days after the end of such fiscal year).

              (d) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (e) of this Section; PROVIDED that each prepayment of Borrowings of any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class. If optional or mandatory prepayment of Borrowings made at a time when Borrowings of more than one Class are outstanding, the Borrower shall select Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated among the Classes pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class.

              (e) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a LIBOR Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED
portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that is an integral multiple of $100,000 and not less than $1,000,000, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments of Borrowings shall be accompanied by the payment of accrued interest on the amount prepaid.

              Section 2.10. FEES.

              (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender (i) a commitment fee, which shall accrue (at the rate per annum separately agreed) on the [ * ] of such Lender during the period from and including the Effective Date to but excluding the date on which the Tranche 1 Commitments terminate and (ii) a commitment fee, which shall accrue (at a rate per annum separately agreed) on the [ * ] of such Lender during the period from and including the [ * ] to but excluding the date on which the [ * ] terminate. Accrued commitment fees shall be payable in arrears on each Interest Payment Date and, in the case of commitment fees in respect of [ * ], on the date on which the [ * ] terminate and, in the case of commitment fees in respect of the [ * ], on the date on which the [ * ] terminate, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

              (b) The Borrower agrees to pay to Lucent, for its own account, fees in the [ * ].

              (c) The Borrower agrees to pay to the Administrative Agent (if other than Lucent) and the Collateral Agent, for its own account, fees in the [ * ].

              (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, (i) to the applicable Agent, (ii) to Lucent, in the case of fees payable to it, or (iii) to the Administrative Agent, in the case of commitment fees, for distribution to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

              Section 2.11. INTEREST.

              (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

              (b) The Loans comprising each LIBOR Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

              (c) Notwithstanding the foregoing if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to [ * ] plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

              (d) All accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; PROVIDED that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable [ * ],
(ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount of such Loan repaid or prepaid shall be payable on the date of such repayment or prepayment, or (iii) in the event of any conversion of any Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

              (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined in accordance with this Agreement by the Administrative Agent, and such determination shall be conclusive absent manifest error.

              Section 2.12. ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a LIBOR Borrowing:

              (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

              (b) the Administrative Agent is advised by a majority in interest of the Lenders participating in such Borrowing that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective and
(ii) if any Borrowing Request requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing.

              Section 2.13. INCREASED COSTS.

              (a)    If any Change in Law shall:

              (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED
       extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

              (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or LIBOR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

              (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

              (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and the basis therefor shall be delivered to the Borrower by the applicable Lender (with a copy to the Administrative Agent) and shall be conclusive absent manifest error The Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof.

              (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; PROVIDED that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

              Section 2.14. BREAK FUNDING PAYMENTS; PREPAYMENT FEES. In the event of (i) the payment of any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, (iii) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto, or (iv) the assignment of any LIBOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section

2.17, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a LIBOR Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this paragraph shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

              Section 2.15. TAXES.

              (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

              (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

              (c) The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

              (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

              (e) Each Foreign Lender shall deliver to the Borrower (with a copy to the Administrative Agent) two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Foreign Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the Code, is not a ten percent (10%) shareholder of the Borrower (within the meaning of Section 871(h)(3)(B) of the Code) and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement or any other Loan Document. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement or designates a new lending office. In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence, expiration or invalidity of any form previously delivered by such Foreign Lender. Notwithstanding any other provision of this Section 2.15, a Foreign Lender shall not be required to deliver any form pursuant to this Section 2.15 that such Foreign Lender is not legally able to deliver.

              (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes as to which it has been indemnified by the Borrower pursuant to this Section 2.15, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made by the Borrower under this Section 2.15 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, HOWEVER, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Nothing contained in this Section 2.15 shall require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.

              Section 2.16. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS.

              (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest or fees, or of amounts payable under Sections 2.13, 2.14 or 2.15, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at The Chase Manhattan Bank, New York, New York, ABA no. 021000021, account no. 9101449099, phone no. (212) 552-2222 (or such other account as the Administrative Agent shall from time to time specify by notice), except that payments pursuant to Sections 2.10(b), 2.10(c), 2.13, 2.14, 2.15 and
9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

              (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

              (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

              (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

              (e) Without limiting the generality of paragraph (a) above, the Borrower's obligations to make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or otherwise) shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, counterclaim, defense or recoupment for any reason, including any failure of any equipment or other assets acquired pursuant to the Supply Agreement or any part thereof, or any dispute with, breach of representation or warranty by or claim against any supplier, manufacturer, installer, vendor or distributor, including Lucent. The provisions of this paragraph shall not be construed as a waiver by the Parent or the Borrower of any rights they may have under the Supply Agreement.

              Section 2.17. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

              (a) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then, if requested by the Borrower, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment made at the Borrower's request.

              (b) If any Lender requests compensation under Section 2.13, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, and accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

              Each of the Parent and the Borrower represents and warrants to the Lenders that:

              Section 3.01. ORGANIZATION; POWERS. Each of the Parent, the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite company or corporate, as the case may be, power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

              Section 3.02. AUTHORIZATION; ENFORCEABILITY. The Transactions to be entered into by each Loan Party are within such Loan Party's corporate or company, as the case may be, powers and have been duly authorized by all necessary corporate or company, as the case may be, and, if required, stockholder or member, as the case may be, action. This Agreement has been duly executed and delivered by each of the Parent and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Parent, the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

              Section 3.03. GOVERNMENTAL APPROVALS; NO CONFLICTS. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument evidencing or governing any Material Indebtedness or any other material indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Security Documents.

              Section 3.04. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

              (a) The Parent has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 1998, and its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal quarter ended March 31, 1999, each certified by a Financial Officer of the Parent. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year end audit adjustments. As of the date hereof, neither the Parent nor the Borrower has liabilities in excess of $75,000 except as disclosed on Schedule 3.04(a).

              (b) Since December 31, 1998, there has been no material adverse change in the business, condition (financial or otherwise), operations, performance or properties of the Parent or the Borrower and the Subsidiaries, taken as a whole.

              Section 3.05. PROPERTIES AND LICENSES.

              (a) Each of the Loan Parties has good title to, or valid leasehold interests in, all the real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

              (b) Each of the Loan Parties owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

              (c)    The certificates, licenses and approvals identified on
Schedule 3.05 (the "Licenses") are all the certificates, licenses and approvals that have been issued or provided to the Parent or the Borrower by any Governmental Authority having jurisdiction over the telecommunications business, and each such License is in full force and effect and has not been revoked, cancelled, suspended or modified in an adverse way. Schedule 3.05 also accurately identifies and describes all applications ("Pending Applications") that have been made by the Parent or the Borrower to obtain any certificates, licenses or approvals from any Governmental Authority having jurisdiction over the telecommunications business. The Parent and the Borrower are not aware of any reason that any Governmental Authority would not approve the assignment to the Borrower of any License owned by the Parent or the assignment or the modification of any Pending Application made by the Parent so as to be made on behalf of the Borrower or the assignment to the Borrower of any certificates, licenses or approvals for which Pending Applications have been made. The Parent, the Borrower and the Subsidiaries have all licenses and permits that are material to the business of the Parent, the Borrower and the Subsidiaries except for the License with respect to New Mexico, which may or may not be material. Each license or permit that is material to the business of the Parent, the Borrower and the Subsidiaries, is valid and in full force and effect, and the Parent, the Borrower and the Subsidiaries are in compliance in all material respects with the terms and conditions thereof.

              Section 3.06. LITIGATION AND ENVIRONMENTAL MATTERS.

              (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Parent or the Borrower, threatened against or affecting the Parent, the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse

Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

              (b) Except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Parent, the Borrower or any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law,
(ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

              Section 3.07. COMPLIANCE WITH LAWS AND AGREEMENTS. Each of the Parent, the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. True and correct copies of all material agreements to which the Parent, the Borrower or any Subsidiary is a party or by which any of them or their properties is bound have been provided to special counsel to Lucent.

              Section 3.08. INVESTMENT AND HOLDING COMPANY STATUS. None of the Loan Parties is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

              Section 3.09. TAXES. Each of the Loan Parties has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except
(a) Taxes that are being contested in good faith by appropriate proceedings and for which the applicable Loan Party has set aside on its books adequate reserves or (b) the filing of local Tax returns and reports to the extent that the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

              Section 3.10. ERISA. Each Plan has been administered in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

              Section 3.11. DISCLOSURE. The Parent and the Borrower have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any of the Loan Parties is subject that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished, including the Parent's publicly available filings with the Securities and Exchange Commission) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, the Parent and the Borrower represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. The Borrower has furnished to the Administrative Agent a true and correct copy of the Administrative Agreement, and such agreement is in full force and effect on the date hereof.

              Section 3.12. SUBSIDIARIES. Schedule 3.12 sets forth as of the date of this Agreement the name of, and the ownership interest of the Borrower in, each Subsidiary of the Borrower.

              Section 3.13. INSURANCE. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the date of this Agreement. As of the date of this Agreement, all premiums in respect of such insurance have been paid.

              Section 3.14. LABOR MATTERS. As of the date hereof, there are no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of the Parent or the Borrower, threatened. The hours worked by and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the applicable Loan Party. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound.

              Section 3.15. SUPPLY AGREEMENT. The Supply Agreement is in full force and effect and except as disclosed in Schedule 3.15 no payment default or any other default that (with or without notice or the passage of time or both) would permit Lucent to terminate the Supply Agreement has occurred and is continuing under the Supply Agreement. The Borrower has not terminated, nor taken any action which could result in the termination of, the Supply Agreement.

              Section 3.16. SECURITY DOCUMENTS. The representations and warranties in each Security Document are true and correct.

              Section 3.17. YEAR 2000 READINESS. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the computer systems of the Parent, the

Borrower and the Subsidiaries and (b) equipment of the Parent, the Borrower and the Subsidiaries containing embedded microchips and the testing of all such systems and equipment, as so reprogrammed, will be completed by November 30, 1999, except to the extent that failure to do so would not have a Material Adverse Effect. The cost to the Parent, the Borrower and the Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Parent, the Borrower and the Subsidiaries (including reprogramming errors) could not reasonably be expected to have a Material Adverse Effect. The Parent, the Borrower and the Subsidiaries have used commercially reasonable efforts to identify all possible failures of the systems or equipment of their material suppliers, vendors and customers and to assess the impact of any such failures on the business, condition (financial or otherwise), operations, performance or properties of the Parent, the Borrower and the Subsidiaries .

              Section 3.18. CAPITALIZATION.

              (a) There are no shareholders agreements, voting trusts, proxies or other agreements, commitments or understandings of any character to which the Parent, the Borrower or any of its Subsidiaries is a party or by which the Parent, the Borrower or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of the Parent or any of its Subsidiaries.

              (b) All securities issued by the Parent, the Borrower or any of its Subsidiaries have been offered, issued, sold and delivered, in compliance with, or pursuant to exemptions from, the Securities Act, and the rules and regulations of the Securities and Exchange Commission thereunder, and all other laws of any jurisdiction, and the rules and regulations of any Governmental Authority, applicable to the offering, issuance, sale or delivery of securities Neither the Parent nor any of its Subsidiaries is required to file, nor has it filed, any information with the Securities and Exchange Commission pursuant to the Securities Exchange Act. Neither the Parent, the Borrower nor any of its Subsidiaries has registered any securities under the Securities Act. No holder of securities of the Parent, the Borrower or any of its Subsidiaries has any contractual right to require the Parent, the Borrower or any of its Subsidiaries to include any such securities in any registration statement under the Securities Act.

                                   ARTICLE IV

                                   CONDITIONS

              Section 4.01. EFFECTIVE DATE. The obligations of the Lenders to make the initial Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

              (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

              (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Agents and the Lenders, dated the Effective Date and addressing such matters relating to the Loan Parties, the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent) of each of (i) Cooley Godward LLP, counsel for the Parent and the Borrower, (ii) Kelley Drye & Warren, LLP, special communications counsel to the Parent and the Borrower, and (iii) Orrick, Herrington & Sutcliffe LLP, special counsel for Lucent. The Parent and the Borrower hereby request their counsel referred to in clauses (i) and (ii) of this paragraph to deliver such opinions.

              (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

              (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by the Chief Executive Officer, President, a Vice President or a Financial Officer of each of the Parent and the Borrower, confirming compliance with the conditions set forth in paragraphs (a), (b) and
(c) of Section 4.02.

              (e) The Agents and Lucent shall be satisfied that all fees and other amounts due and payable to them hereunder on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, have been paid or will be paid from the proceeds of a Borrowing to be made on the Effective Date.

              (f) The Lenders shall be reasonably satisfied with the corporate and legal structure and capitalization of the Parent, the Borrower and the Subsidiaries, including the charter and by-laws of the Parent, the Borrower and each Subsidiary and each agreement or instrument evidencing Indebtedness.

              (g) The Administrative Agent shall have received (i) counterparts of the Guarantee Agreement signed on behalf of the Parent and each Subsidiary, and (ii) counterparts of the Indemnity and Contribution Agreement signed on behalf of each Loan Party.

              (h) The Collateral Agent shall have received (i) counterparts of the Security Documents (other than the Pledge Agreement (Borrower))signed on behalf of the Loan Party that is a party thereto and (ii) evidence satisfactory to the Required Lenders that all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Documents, and to protect the respective ownership interests of the Parent, the Borrower and the Subsidiaries in (and the Liens of the Security Documents on) all Collateral, have been so filed, registered or recorded.

              (i) The Collateral Agent shall have received a completed Perfection Certificate from each of the Borrower and the Parent, dated the Effective Date and signed by a

Financial Officer of the Borrower and the Parent, respectively, together with all attachments contemplated thereby, including (i) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Borrower and the Parent in the jurisdictions contemplated by the Perfection Certificate and (ii) copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Collateral Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released.

              (j) The Administrative Agent shall have received evidence satisfactory to it that the insurance required by Section 5.07 is in effect and that the Collateral Agent has been named as an additional insured and loss payee under all insurance policies to be maintained with respect to the properties of the Borrower constituting the Collateral.

              (k) The Lenders shall have received the most recent Business Plan, including financial projections, and there shall have been no material adverse changes in the Business Plan compared to the information disclosed to Lucent prior to the date of execution of this Agreement.

              (l) The Lenders (i) shall have been given access to the management, records, books of account, contracts and properties of the Loan Parties and shall have received such financial, business and other information regarding the Loan Parties as the Lenders shall have reasonably requested and
(ii) shall have completed their due diligence review of the Loan Parties and shall be reasonably satisfied with the results of such review.

              (m) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Subsidiaries hold all material governmental approvals reasonably necessary to conduct their respective businesses.

              (n) The Parent shall have received cash equity contributions of at least $15,000,000 from various investors and the Borrower shall have received cash equity contributions of at least $15,000,000 from the Parent; PROVIDED, HOWEVER, that the Parent may pay certain construction and engineering costs on behalf of the Borrower for an aggregate amount not exceeding $1,416,559.50 in lieu of contributing cash in an equal amount; PROVIDED, FURTHER, the Parent shall have delivered a certificate of one of its Financial Officers to the Administrative Agent certifying that any such costs were incurred in an arm's length transaction and that the Borrower otherwise would have been required to pay such costs in order to implement the Business Plan.

              (o) Each holder of an equity interest in the Parent exceeding 5% of outstanding equity shall be reasonably acceptable to the Lenders.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., New York City time, on August 15, 1999 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

              Section 4.02. EACH BORROWING. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

              (a) At the time of and immediately after giving effect to such Borrowing, the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all respects (or, in the case of any representation or warranty that is not qualified as to materiality, in all material respects) on and as of the date of such Borrowing (or, in the case of any representation and warranty that expressly relates to an earlier date, on and as of such earlier date).

              (b) At the time of and immediately after giving effect to such Borrowing no Default shall have occurred and be continuing.

              (c) At the time of and immediately after giving effect to such Borrowing, the Supply Agreement shall be in full force and effect, no payment default shall have occurred and be continuing and no other default that (with or without notice or the passage of time or both) would permit Lucent to terminate the Supply Agreement and with respect to which Lucent has notified the Borrower shall have occurred and be continuing under the Supply Agreement.

              (d) With respect to any Tranche 2 Loans, at the time of and immediately after giving effect to such Borrowing, the aggregate amount of all Tranche 2 Loans outstanding shall be equal to or less than [ * ] of the aggregate amount of paid in capital and Subordinated Indebtedness in excess of $[ * ].

              (e) The Lucent Product of which the Purchase Price is to be paid with the proceeds of such Borrowing is intended to be used in a Permitted Jurisdiction.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a),
(b), (c), (d) and (e) of this Section. For purposes of this Section 4.02, the condition set forth in Section 4.02(a), to the extent that it relates to the representation of the Parent and the Borrower that no default (excluding payment defaults) that (with or without notice or the passage of time or both) would permit Lucent to terminate the Supply Agreement has occurred and is continuing, shall not be deemed unsatisfied at the time of any Borrowing unless Lucent has notified the Borrower that such a default has occurred.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

              Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, each of the Parent and the Borrower covenants and agrees with the Lenders that:


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

              Section 5.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Parent and the Borrower will furnish to the Administrative Agent:

              (a) within 120 days after the end of each fiscal year of the Parent, the audited consolidated balance sheet of the Parent and its consolidated subsidiaries and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Arthur Andersen LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

              (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent and its consolidated subsidiaries, the consolidated balance sheet of the Parent and its consolidated subsidiaries and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

              (c) within 120 days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its consolidated Subsidiaries and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

              (d) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and its consolidated Subsidiaries, the consolidated balance sheet of the Borrower and its consolidated Subsidiaries and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

              (e) concurrently with any delivery of the Parent's and Borrower's financial statements under clause (a) , (b), (c) and (d) above, a certificate of a Financial Officer of each of the Parent and the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.11 through 6.20 and (iii) stating whether any change in GAAP or in the application thereof that materially affects the Parent's or the Borrower's financial statements accompanying such certificate (it being understood that any change that would affect compliance with any covenant set forth herein or the Applicable Rate shall be considered material) has occurred since the date of the Parent's or the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate (it being understood that such certificate may also satisfy the requirements of Section 5.03(b) and (c), but any such certificate intended to satisfy both those requirements and the requirements of this clause (e) shall be delivered to both the Administrative Agent and the Collateral Agent);

              (f) concurrently with any delivery of financial statements under clause (a) or (c) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

              (g) promptly after the same become available but in any event within 120 days after the end of each fiscal year of the Borrower, an annual operating and cash flow budget in reasonable detail for the current fiscal year and updated financial projections through the fiscal year during which the Maturity Date is scheduled to occur;

              (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or financial information or other material information distributed by the Parent or the Borrower to either of their shareholders generally, as the case may be; and

              (i) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Parent, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as either Agent or any Lender may reasonably request.

              Section 5.02. NOTICES OF MATERIAL EVENTS.

              (a) The Borrower will furnish to the Administrative Agent, the Collateral Agent and each Lender written notice of the following promptly upon obtaining knowledge thereof:

              (i)    the occurrence of any Default;

              (ii) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Parent, the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

              (iii) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

              (b) The Borrower will furnish to the Administrative Agent and the Collateral Agent written notice of the occurrence of any Prepayment Event promptly after the occurrence of such event.

              (c) Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

              Section 5.03. INFORMATION REGARDING COLLATERAL.

              (a) The Borrower will furnish to the Collateral Agent prompt written notice of any change (i) in corporate name of the Borrower or any Subsidiary or in any trade name used to identify any such Person in the conduct of its business or in the ownership of its properties, (ii) in the location of the chief executive office of the Borrower or any Subsidiary, its principal place of business or any asset constituting Collateral (other than the installation of any asset constituting Collateral in a jurisdiction in which all Uniform Commercial Code financing statements (including fixture filings, if applicable) and other appropriate filings, recordings or registrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in such jurisdiction to the extent necessary to perfect the security interests under the Security Documents,
(iii) in the identity or corporate structure of the Borrower or any Subsidiary or (iv) in the Federal Taxpayer Identification Number of the Borrower or any Subsidiary. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

              (b) Each year, at the time of delivery of annual financial statements for the Borrower with respect to the preceding fiscal year pursuant to clause (c) of Section 5.01, the Borrower will and will cause each Subsidiary to deliver to the Collateral Agent a certificate of a Financial Officer of the Borrower or such Subsidiary (i) setting forth the information required pursuant to Sections 1 and 2 of the Perfection Certificate with respect to the Borrower or such Subsidiary or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

              (c) Each year, at the time of delivery of annual financial statements for the Parent with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, the Parent will deliver to the Collateral Agent a certificate of a Financial Officer of the Parent (i) setting forth the information required pursuant to Sections 1 and 2 of the Perfection Certificate with respect to the Parent (and following the Partial Termination Date, only the information required pursuant to Sections 1 and 2(a), (b) and (c) of the Perfection Certificate of the Parent) or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

              Section 5.04. EXISTENCE; CONDUCT OF BUSINESS. Each of the Parent and the Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of the business of the Parent, the Borrower and the Subsidiaries, taken as a whole; PROVIDED that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under
Section 6.03.

              Section 5.05. PAYMENT OF OBLIGATIONS. Each of the Parent and the Borrower will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Parent, the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (iv) the failure to make payment pending the resolution of such contest could not reasonably be expected to result in a Material Adverse Effect.

              Section 5.06. MAINTENANCE OF PROPERTIES. Each of the Parent and the Borrower will, and will cause each of the Subsidiaries to, keep and maintain all Collateral, and all other property material to the conduct of the business of the Parent, the Borrower and the Subsidiaries, taken as a whole, in good working order and condition, ordinary wear and tear excepted, PROVIDED, that this Section 5.06 shall not prevent sales permitted under Sections 6.03 and 6.04.

              Section 5.07. INSURANCE.

              (a) Each of the Parent and the Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies with AM Best's rating of A minus (A-) or better, All-Risk property insurance for the full replacement value of all property and other insurance, including public liability insurance against claims for personal injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it as well as such other insurance as may be required by law.

              (b) All policies of All-Risk property insurance maintained by or for the benefit of the Borrower with respect to the Collateral shall be (i) maintained in an amount not less than the full replacement value of all property thereof, with deductibles or self insured retention not exceeding $75,000, and
(ii) endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in favor of and satisfactory to the Collateral Agent, which endorsement shall provide that the insurance carrier shall pay all proceeds otherwise payable to any Loan Party under such policies directly to the Collateral Agent. All such policies also shall provide that none of the Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and shall contain a "Replacement Cost Endorsement", without any deduction for depreciation, "mortgagee's interest"/"breach of warranty coverage" and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy also shall provide that it shall not be canceled (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent. The Borrower shall deliver to the Administrative Agent and the Collateral Agent, upon not less than 30 days' prior written notice to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

              (c) The Borrower shall notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section is taken out by any Loan Party, and shall promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

              Section 5.08. BOOKS AND RECORDS; INSPECTION RIGHTS. Each of the Parent and the Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all material dealings and transactions in relation to their business and activities. Each of the Parent and the Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by either Agent or any Lender, at such Agent's or Lender's expense (unless an Event of Default has occurred and is continuing, in which case at Borrower's expense) upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. Any such inspection shall be subject to the confidentiality restrictions set forth in Section 9.12.

              Section 5.09. COMPLIANCE WITH LAWS AND AGREEMENTS. Each of the Parent and the Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority (including ERISA and all Environmental Laws) applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

              Section 5.10. USE OF PROCEEDS. The proceeds of the Loans will be used solely to make payments of the Purchase Price and Permitted Expenses including up to $200,000 to cover the value of equipment shipped to the Borrower prior to the date of this Agreement and which will be included under the Supply Agreement.

              Section 5.11. FURTHER ASSURANCES. Each of the Parent and the Borrower will, and will cause each other Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings and other documents), which may be required under any applicable law, or which either Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Borrower. The Borrower also agrees to provide to either Agent, upon request, evidence reasonably satisfactory to such Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

              Section 5.12. CASUALTY AND CONDEMNATION.

              (a) The Borrower will furnish to the Agents and the Lenders prompt notice of any casualty or other damage to any portion of the Collateral having a value in excess of $50,000 or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

              (b) If any event described in paragraph (a) of this Section results in Net Proceeds (whether in the form of insurance proceeds, condemnation award or otherwise), the Collateral Agent is authorized to collect such Net Proceeds and, if received by the Parent, the Borrower or any other Subsidiary, such Net Proceeds shall be paid over to the Collateral Agent. All such Net Proceeds retained by or paid over to the Collateral Agent shall be held by the Collateral Agent and released from time to time to pay the costs of repairing, restoring or replacing the affected property in accordance with the terms of this Agreement and the applicable provisions of the Security Documents, subject to the provisions of the Security Documents regarding application of such Net Proceeds during a Default.

              (c) If any Net Proceeds retained by or paid over to the Collateral Agent as provided above continue to be held by the Collateral Agent on the date that any prepayment is due pursuant to Section 2.09(b) in respect of the event resulting in such Net Proceeds, then such Net Proceeds shall be applied to prepay Borrowings as provided in Section 2.09(b).

              Section 5.13. INTEREST RATE PROTECTION. If at any time, the Borrower or any Subsidiary shall agree to enter into or maintain or shall enter into any Hedging Agreement in order to limit the interest cost risk to the Borrower and Subsidiaries related to any Indebtedness other than the Loans, the Borrower will from time to time thereafter enter into and maintain in effect one or more Hedging Agreements with respect to the Indebtedness represented by the Loans reasonably satisfactory to the Required Lenders on terms and conditions comparable to such other Hedging Agreement. The Borrower agrees upon request to consult from time to time with the Administrative Agent regarding the advisability of entering into Hedging Agreements.

              Section 5.14. EXECUTION OF PLEDGE AGREEMENT (BORROWER); SUBSIDIARY GUARANTORS; ADDITIONAL SECURITY DOCUMENTS.

              (a) Upon the formation the first Subsidiary to be formed or the acquisition by the Borrower of a Person that as a result becomes the first Subsidiary, the Borrower will (i) deliver an executed counterpart of the Pledge Agreement (Borrower) signed on behalf of the Borrower to the Collateral Agent,
(ii) cause legal counsel to deliver opinions as to the enforceability thereof, the creation and perfection of Liens thereunder and such other matters as the Collateral Agent and the Required Lenders reasonably may request, and (iii) take all other actions as the Collateral Agent or the Required Lenders reasonably may require in connection therewith.

              (b) If any Subsidiary of the Borrower is formed or acquired after the date hereof, the Borrower will notify the Administrative Agent and the Lenders thereof and will cause such Subsidiary to become a party to the Guarantee Agreement and the Indemnity and Contribution Agreement promptly, and in any event within five Business Days, thereafter. At the time of such formation or acquisition, the Borrower (i) will cause such Subsidiary to enter into a pledge agreement, security agreement or other additional Security Documents in favor of the Collateral Agent, in form and substance satisfactory to the Required Lenders, to obtain all necessary consents and to take all other actions necessary or appropriate to create and perfect Liens upon the assets of such Subsidiary, (ii) will cause legal counsel to deliver opinions as to the enforceability of such Security Documents, the creation and perfection of Liens thereunder and such other matters as the Collateral Agent and the Required Lenders reasonably may request, (iii) cause any Persons other than the Borrower that owns or will acquire any equity interest in such Subsidiary to enter into a pledge agreement in favor of the Collateral Agent, in form and substance satisfactory to the Required Lenders, to obtain all necessary consents and to take all other actions necessary or appropriate to create and perfect Liens upon such equity interest, and (iv) will take, or cause such Person and its officers, to take such other actions as the Collateral Agent or the Required Lenders reasonably may require in connection therewith.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

              Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each of the Parent and the Borrower covenants and agrees with the Lenders that:

              Section 6.01. Indebtedness. The Borrower and until the Partial Termination Date, the Parent will not, and neither the Parent nor the Borrower will permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

              (i)    Indebtedness created under the Loan Documents;

              (ii) subject to Section 6.04, Indebtedness of the Borrower to any Subsidiary, and of any Subsidiary to the Borrower or any other Subsidiary;

              (iii) Indebtedness outstanding on the date hereof and set forth on Schedule 6.01;

              (iv) Indebtedness of the Borrower or any Subsidiary incurred after the date of this Agreement to finance the acquisition of any equipment, inventory or general intangibles, or the acquisition, improvement or construction of any real property, by Borrower or such Subsidiary (other than assets constituting Collateral or other assets the removal or loss of which would adversely affect the value of any assets constituting Collateral), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; PROVIDED that (A) any Indebtedness described in this clause (iv) incurred in connection with any particular acquisition, improvement or construction shall be incurred prior to or within 90 days after the acquisition or the completion of such improvement or construction, as the case may be, (B) any Indebtedness described in this clause (iv) incurred in connection with any particular acquisition, improvement or construction shall not exceed the cost of such acquisition, improvement or construction and (C) the aggregate amount of all Indebtedness described in this clause (iv) and Indebtedness set forth on Schedule 6.01 shall not any time exceed the lesser of (I) $[ * ] and (II) the [ * ];

              (v) Indebtedness of the Borrower incurred to refinance any Indebtedness referred to in clause (iii) or (iv) above, Indebtedness of any Subsidiary incurred to refinance any Indebtedness of such Subsidiary referred to in clause (iii) or (iv) above, and until the Partial Termination Date, Indebtedness of the Parent incurred to refinance any Indebtedness referred to in clause (viii) below; PROVIDED that (A) the principal amount of any Indebtedness described in this clause (v) shall not exceed the principal amount of, plus accrued interest and any prepayment premiums applicable to, the Indebtedness refinanced thereby,
       (B) any Indebtedness described in this clause (v) shall have a scheduled maturity date that is on or after the scheduled maturity date of the Indebtedness refinanced thereby, (C) any Indebtedness described in this clause (v) shall have a weighted average life to maturity that is equal to or longer than the remaining weighted average life to maturity of the Indebtedness refinanced thereby (determined immediately prior to giving effect to such refinancing), (D) any Indebtedness described in this clause (v) shall not include any provisions that may require mandatory Repayment thereof prior to scheduled maturity, other than scheduled repayments taken into account in determining compliance with clause (C) above and other provisions that are not materially more burdensome than any such provisions included in the Indebtedness refinanced thereby,


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED
       and (D) any Indebtedness described in this clause (v) shall not be secured by any Lien other than Liens on assets securing the Indebtedness being refinanced thereby and shall not be Guaranteed by any Subsidiary other than any Subsidiary that Guaranteed the Indebtedness being refinanced;

              (vi)   Subordinated Indebtedness;

              (vii) until the Partial Termination Date, Indebtedness of the Parent subordinated in right of payment to the payment of the Obligations upon terms and conditions satisfactory to the Required Lenders; and

              (viii) until the Partial Termination Date, Indebtedness of the Parent incurred after the date of this Agreement to finance the acquisition of any equipment, inventory or general intangibles, or the acquisition, improvement or construction of any real property, by Parent (other than assets constituting Collateral or other assets the removal or loss of which would adversely affect the value of any assets constituting Collateral), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; PROVIDED that (A) any Indebtedness described in this clause (viii) incurred in connection with any particular acquisition, improvement or construction shall be incurred prior to or within 90 days after the acquisition or the completion of such improvement or construction, as the case may be, (B) any Indebtedness described in this clause (viii) incurred in connection with any particular acquisition, improvement or construction shall not exceed the cost of such acquisition, improvement or construction and (C) the aggregate amount of all Indebtedness described in this clause (viii) shall not any time exceed $[ * ].

              Section 6.02. LIENS. The Borrower and until the Partial Termination Date, the Parent will not, and neither the Parent nor the Borrower will permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

              (i)    Liens created under the Security Documents;

              (ii)   Permitted Encumbrances;

              (iii) any Lien on any property or asset of the Parent, the Borrower or any Subsidiary existing on the date hereof and set forth in
       Schedule 6.02; PROVIDED that (A) such Lien shall not apply to any other property or asset of the Parent, the Borrower or any Subsidiary and (B) such Lien shall secure only those obligations which it secures on the date hereof; and

              (iv) Liens on equipment, inventory, general intangibles or real property (other than assets constituting Collateral or other assets that become accessions to assets constituting Collateral or the removal or loss of which would adversely affect the value of any assets constituting Collateral) acquired, constructed or improved by the Parent, the Borrower or a Subsidiary; provided that (A) such Liens secure only Indebtedness


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED
       permitted by clause (iv) (or until the Partial Termination Date, clause
       (viii)) of Section 6.01 or a refinancing thereof permitted by clause (v) of Section 6.01, (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition, construction or improvement of such equipment, inventory, general intangibles or real property, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring such equipment, inventory or general intangibles or acquiring, constructing or improving such real property and (D) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary (or until the Partial Termination Date, the Parent).

Notwithstanding the foregoing, the Borrower will not, and it will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any Collateral consisting of equipment acquired under the Supply Agreement except
(i) Liens created under the Security Documents and (ii) Liens described in the definition of clauses (a) and (b) of Permitted Encumbrances.

              Section 6.03. FUNDAMENTAL CHANGES.

              (a) Neither the Parent nor the Borrower will, and neither of them will permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) the Parent may merge with or into any other Person so long as the Parent is the surviving entity, (ii) the Borrower may merge with or into any other Person so long as the Borrower is the surviving entity and remains a wholly owned subsidiary of the Parent, (iii) any Subsidiary may merge with or into any other wholly owned Subsidiary in a transaction in which the surviving entity is a Subsidiary and any Subsidiary may merge with or into Borrower in a transaction in which the Borrower is the surviving entity,
(iv) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary and (v) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in its best interests and is not disadvantageous to the Lenders.

              (b) Neither the Parent nor the Borrower will, and neither of them will permit any Subsidiary to, and the Parent will not permit any of its other subsidiaries, to engage to any material extent in any business other than a Qualifying Business and any businesses incidental, related or ancillary to, or which are entered into as a means of facilitating or enhancing, any of the foregoing.

              Section 6.04. INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS; ASSET SALES.

              (a) The Borrower will not, and neither the Parent nor the Borrower will permit any Subsidiary to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

              (i)    Permitted Investments;

              (ii) investments by the Borrower in the capital stock of the Subsidiaries and investments by any Subsidiary in the capital stock of other Subsidiaries;

              (iii) loans or advances made by the Borrower to any Subsidiary or made by any Subsidiary to the Borrower or any other Subsidiary; PROVIDED that any such Indebtedness shall be subordinated to the Obligations of the Borrower or the Subsidiary, as applicable, pursuant to a written subordination agreement in form and substance satisfactory to the Required Lenders;

              (iv) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

              (v) (A) payroll, travel and similar advances made in the ordinary course of business that are expected at the time such advances are made ultimately to be treated as expenses in accordance with GAAP and
       (B) other loans and advances by the Borrower or any Subsidiary to their respective directors, officers or employees in an aggregate principal amount not exceeding $400,000 at any one time outstanding;

              (vi)   investments existing on the date hereof and set forth on
       Schedule 6.04; and

              (vii)  Guarantees pursuant to the Loan Documents.

              (b) The Borrower will not, and neither the Parent nor the Borrower will permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any capital stock of or ownership interest in any other Person owned by it, and the Borrower will not permit any Subsidiary to issue (other than to the Borrower or a wholly owned Subsidiary) any additional shares of its capital stock or other ownership interest in such Subsidiary, except:

              (i)    transfers constituting investments permitted by paragraph
       (a) of this Section or Restricted Payments permitted by Section 6.06;

              (ii) sales, transfers and dispositions to the Borrower or a Subsidiary;

              (iii) sales, transfers and dispositions of obsolete, uneconomic or surplus assets made when no Default has occurred and is continuing;

              (iv) dispositions of inventory (other than equipment) in the ordinary course of business; and

              (v) non-exclusive licenses of software to customers of the Borrower or any Subsidiary in the ordinary course of business.

PROVIDED that all sales, transfers, leases and other dispositions permitted hereby (other than pursuant to clause (iii) above) shall be made for fair value and solely for cash consideration.

              (c) Until the Partial Termination Date, the Parent will not purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

              (i)    Permitted Investments;

              (ii) investments in the capital stock of the Borrower or the Subsidiaries;

              (iii)  loans or advances made to the Borrower or any Subsidiary;

              (iv) investments in the capital stock of or other equity interests in, and loans and advances to, any Person (other than the Borrower and the Subsidiaries) provided that the aggregate amount of such investments, loans and advances made shall not exceed the amount of the aggregate net cash proceeds of the issuance and sale after the date hereof by the Parent of any of its capital stock or any Indebtedness incurred pursuant to Section 6.01(vii).

              (v) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

              (vi) (A) payroll, travel and similar advances made in the ordinary course of business that are expected at the time such advances are made ultimately to be treated as expenses in accordance with GAAP and
       (B) other loans and advances by the Parent to its directors, officers or employees, PROVIDED that the aggregate principal amount of loans and advances of the type described under this clause (vi) and Section 6.04(a)(v) at any one time outstanding shall not exceed $400,000;

              (vii) Guarantees by the Parent of the obligations (other than Indebtedness) of any subsidiary of the Parent required by any Governmental Authority in connection with the application by such subsidiary for certification as a competitive local exchange carrier; and

              (viii) Guarantees by the Parent pursuant to the Loan Documents.

              (d) Until the Partial Termination Date, the Parent will not sell, transfer, lease or otherwise dispose of any asset, including any capital stock of or ownership interest in any other Person owned by it, except:

              (i)    transfers constituting investments permitted by paragraph
       (c) of this Section;

              (ii) sales, transfers and dispositions to the Borrower or a Subsidiary;

              (iii) sales, transfers and dispositions of obsolete, uneconomic or surplus assets made when no Default has occurred and is continuing;

              (iv) dispositions of inventory (other than equipment) in the ordinary course of business; and

              (v) non-exclusive licenses of software to customers of the Parent in the ordinary course of business;

PROVIDED that all sales, transfers, leases and other dispositions permitted pursuant to clauses (i) and (iv) above shall be made for fair value and solely for cash consideration and all sales, transfers, leases and other dispositions permitted pursuant to clause (ii) shall be made solely for capital stock or Indebtedness of the Borrower.

              (e) The Parent will not sell, transfer, lease or otherwise dispose of any capital stock, ownership interest or other investment in the Borrower owned by it, or permit the Borrower to issue any capital stock to any Person other than the Parent.

              Section 6.05. HEDGING AGREEMENTS. The Borrower will not, and neither the Parent nor the Borrower will permit any Subsidiary to, enter into any Hedging Agreement, other than Hedging Agreements required by Section 5.13 and other Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

              Section 6.06. RESTRICTED PAYMENTS. The Borrower will not, and neither the Parent nor the Borrower will permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may make Restricted Payments to the Parent (x) in additional shares of its common stock or Permitted Preferred Stock (including options, warrants and other rights to purchase shares of such common stock or Permitted Preferred Stock), and (y) in cash in an amount not exceeding any amount that shall be then due and payable by the Borrower in respect of any Subordinated Indebtedness, provided that any such Restricted Payment may be made only to the extent that such amount then due and payable may be paid by the Borrower in compliance with the subordination agreement applicable to the payment of such Subordinated Indebtedness, and (ii) Subsidiaries may make Restricted Payments to the Borrower or other wholly owned Subsidiaries. Until the Partial Termination Date, the Parent will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment.

              Section 6.07. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and neither the Parent nor the Borrower will permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrower and the Subsidiaries not involving any other Affiliate; and (c) pursuant to the Administrative
Agreement.

              Section 6.08. RESTRICTIVE AGREEMENTS. The Borrower will not, and neither the Parent nor the Borrower will permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or to Guarantee Indebtedness of the Borrower; PROVIDED that (a) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document and (b) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition).

              Section 6.09. REPAYMENT OF INDEBTEDNESS. The Borrower will not make any Repayment in respect of any Subordinated Indebtedness in violation of the subordination agreement applicable to the payment of such Subordinated Indebtedness.

              Section 6.10. LIMITATION ON SALE-LEASEBACK TRANSACTIONS. The Borrower will not, and neither the Parent nor the Borrower will permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital asset that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset.

              Section 6.11. SENIOR INDEBTEDNESS TO TOTAL CAPITALIZATION.
Neither the Parent nor the Borrower will permit the ratio of Senior Indebtedness to Total Capitalization at any time during any period set forth below to be greater than the ratio set forth below opposite such period:

              Period                                         Ratio
              ------                                         -----

              On or after the Effective Date, but prior to   [  *  ]
              March 31, 2001

              On or after March 31, 2001, but prior to       [  *  ]


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

              Period                                         Ratio
              ------                                         -----
              June 30, 2003

              On or after June 30, 2003, but prior to        [  *  ]
              December 31, 2003

              On or after December 31, 2003, but prior       [  *  ]
              to March 31, 2004

              On or after March 31, 2004, but prior          [  *  ]
              to June 30, 2004

              On or after June 30, 2004, but prior           [  *  ]
              to March 30, 2005

              On or after March 30, 2005                     [  *  ]


              Section 6.12. CONSOLIDATED INDEBTEDNESS TO TOTAL CAPITALIZATION. Neither the Parent nor the Borrower will permit the ratio of Consolidated Indebtedness to Total Capitalization at any time during any period set forth below to be greater than the ratio set forth below opposite such period:


              Period                                         Ratio
              ------                                         -----

              On or after the Effective Date, but prior     [  *  ]
              to March 31, 2000

              On or after March 31, 2000, but prior         [  *  ]
              to March 31, 2001

              On or after March 31, 2001, but prior         [  *  ]
              to June 30, 2003

              On or after June 30, 2003                     [  *  ]

              Section 6.13. CONSOLIDATED INDEBTEDNESS TO ANNUALIZED EBITDA. Neither the Parent nor the Borrower will permit the ratio of (a) Consolidated Indebtedness to (b) Annualized EBITDA at any time during any period set forth below to be greater than the ratio set forth below opposite such period:


              Period                                         Ratio
              ------                                         -----

              On or after September 30, 2001, but prior      [  *  ]


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

              Period                                         Ratio
              ------                                         -----

              to December 31, 2001

              On or after December 31, 2001, but prior       [  *  ]
              to September 30, 2002

              On or after September 30, 2002, but prior      [  *  ]
              to December 31, 2002

              On or after December 31, 2002                  [  *  ]


              Section 6.14. SENIOR INDEBTEDNESS TO ANNUALIZED EBITDA. Neither the Parent nor Borrower will permit the ratio of (a) Senior Indebtedness to (b) Annualized EBITDA at any time during any period set forth below to be greater than the ratio set forth below opposite such period:

              Period                                         Ratio
              ------                                         -----

              On or after June 30, 2001, but prior to        [  *  ]
              September 30, 2001

              On or after September 30, 2001, but prior      [  *  ]
              to December 31, 2001

              On or after December 31, 2001, but prior       [  *  ]
              to September 30, 2002

              On or after September 30, 2002, but prior      [  *  ]
              to December 31, 2002

              On or after December 31, 2002, but prior       [  *  ]
              to June 30, 2003

              On or after June 30, 2003                      [  *  ]


              Section 6.15. ANNUALIZED EBITDA TO CONSOLIDATED INTEREST EXPENSE. Neither the Parent nor the Borrower will permit the ratio of (a) Annualized EBITDA to (b) Consolidated Interest Expense for the period of four fiscal quarters then most recently ended at any time during any period set forth below to be less than the ratio set forth below opposite such period:

              Period                                         Ratio
              ------                                         -----

              On or after June 30, 2001, but prior to        [  *  ]


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

              Period                                         Ratio
              ------                                         -----

              September 30, 2001

              On or after September 30, 2001, but prior      [  *  ]
              to December 31, 2001

              On or after December 31, 2001, but prior       [  *  ]
              to September 30, 2002

              On or after September 30, 2002, but prior      [  *  ]
              to June 30, 2004

              On or after June 30, 2004                      [  *  ]


              Section 6.16. ANNUALIZED EBITDA TO CONSOLIDATED DEBT SERVICE. Neither the Parent nor the Borrower will permit the ratio of (a) Annualized EBITDA to (b) Consolidated Debt Service for the period of four fiscal quarters then most recently ended at any time during any period set forth below to be less than the ratio set forth below opposite such period:

              Period                                         Ratio
              ------                                         -----

              On or after June 30, 2001, but prior to        [  *  ]
              September 30, 2001

              On or after September 30, 2001, but prior      [  *  ]
              to December 31, 2001

              On or after December 31, 2001                  [  *  ]

              Section 6.17. CONSOLIDATED GROSS REVENUES. Neither the Parent nor the Borrower will permit Consolidated Gross Revenues for any 12-calendar month period ended on any date set forth below to be less than the amount set forth below opposite such date:

               December 31, 1999                            [  *  ]

               March 31, 2000                               [  *  ]

               June 30, 2000                                [  *  ]

               September 30, 2000                           [  *  ]

               December 31, 2000                            [  *  ]


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

               March 31, 2001                               [  *  ]

               June 30, 2001                                [  *  ]

               September 30, 2001                           [  *  ]

               December 31, 2001                            [  *  ]

               March 31, 2002                               [  *  ]

               June 30, 2002                                [  *  ]

               September 30, 2002                           [  *  ]

               December 31, 2002                            [  *  ]


              Section 6.18. MINIMUM SUBSCRIBERS. Neither the Parent nor the Borrower will permit the minimum number of Subscribers as of any date set forth below to be less than the number set forth opposite such date:


              Date                                               Number
              ----                                               ------
              September 30, 1999                                 [  *  ]

              December 31, 1999                                  [  *  ]

              March 31, 2000                                     [  *  ]

              June 30, 2000                                      [  *  ]

              September 30, 2000                                 [  *  ]

              December 31, 2000                                  [  *  ]

              March 31, 2001                                     [  *  ]

              June 30, 2001                                      [  *  ]

              September 30, 2001                                 [  *  ]

              December 31, 2001                                  [  *  ]

              March 31, 2002                                     [  *  ]

              June 30, 2002                                      [  *  ]

              September 30, 2002                                 [  *  ]


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED

              December 31, 2002                                  [  *  ]

              Section 6.19. CONSOLIDATED PARENT INDEBTEDNESS TO TOTAL PARENT CAPITALIZATION. The Parent will not permit the ratio (a) of Consolidated Parent Indebtedness to (b) Total Parent Capitalization at any time during any period set forth below to be greater than the ratio set forth below opposite such period:

              Period                                          Ratio
              ------                                          -----

              On or after the Effective Date, but
              prior to March 31, 2000                          [  *  ]

              On or after March 31, 2000, but
              prior to June 30, 2001                           [  *  ]

              On or after June 30, 2001, but
              prior to June 30, 2003                           [  *  ]

              On or after June 30, 2003                        [  *  ]


              Section 6.20. CONSOLIDATED PARENT INDEBTEDNESS TO ANNUALIZED PARENT EBITDA. The Parent will not permit the ratio of (a) Consolidated Parent Indebtedness to (b) Annualized Parent EBITDA at any time during any period set forth below to exceed the ratio set forth below opposite such period:

               Period                                         Ratio
               ------                                         -----

               On or after September 30, 2001, but
               prior to June 30, 2002                         [  *  ]

               On or after June 30, 2002, but
               prior to June 30, 2003                         [  *  ]

               On or after June 30, 2003                      [  *  ]

               Section 6.21. USE OF COLLATERAL.

              (a) Except as otherwise provided in clause (b) of this Section 6.21, neither the Parent nor the Borrower will permit, and neither of them will permit any Subsidiary to permit, any tangible asset constituting Collateral to be located (i) outside a Permitted UCC Jurisdiction, (ii) outside the possession of the Borrower or a Subsidiary or (iii) on any property not (A) owned by the Borrower or a Subsidiary or (B) leased by the Borrower or a Subsidiary (or subject to an


                                    * INDICATES CONFIDENTIAL TREATMENT REQUESTED
interconnection agreement granting rights to the Borrower or Subsidiary substantially similar to a lease) from a Person that has not delivered a Landlord Letter to the Agents.

              (b) The Parent or the Borrower may permit, and either of them may permit any Subsidiary to permit, (i) Collateral other than Lucent Product to be in the possession of or located on property owned or leased by the Parent (or subject to an interconnection agreement granting rights to the Parent substantially similar to a lease) until the Partial Termination Date; (ii) Borrower-Related Collateral to be in the possession of the Parent and located on property owned or leased by the Parent; and (iii) Collateral other than Lucent Product to be located at the principal office of the Parent and the Borrower without the delivery by the lessor of such property of a Landlord Letter to the Agents.

              (c) This Section 6.21 shall not be construed to prohibit (i) the return of any asset constituting Collateral to the vendor thereof for repairs, services, modifications or other similar purposes or (ii) the storage of any asset constituting Collateral in any warehouse or similar facility.

              (d) Neither the Parent nor the Borrower will permit any asset constituting Collateral to be located outside a Permitted UCC Jurisdiction unless (i) the Parent or the Borrower shall have notified the Lenders thereof reasonably in advance of any such assets being transferred outside the Permitted UCC Jurisdiction and (ii) the Required Lenders shall be reasonably satisfied that (A) the laws of the jurisdiction in which such assets are to be located adequately protect the interests of the Lenders in such Collateral, (B) the security interests in such Collateral granted under the Security Documents will continue to be adequately protected and perfected, (C) there are not any material risks relating to the political or economic stability of the jurisdiction in which such Collateral is to be located or the Person that will possess such Collateral in such jurisdiction, and (D) the location of such Collateral in such jurisdiction is not otherwise materially disadvantageous to the Lenders. The Borrower shall deliver to the Lenders, with a copy to the Agents, such legal opinions and other documentation as either Agent or the Required Lenders shall reasonably request in connection with their consideration or approval of any proposed transfer of Collateral outside a Permitted UCC Jurisdiction.

                                  ARTICLE VII

                               EVENTS OF DEFAULT

              If any of the following events ("EVENTS OF DEFAULT") shall occur:

              (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

              (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days (in the case of interest or fees) or five days after notice thereof from the Administrative Agent or any Lender (in the case of any such other amount);

              (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any respect (or, in the case of any representation or warranty that is not qualified as to materiality, in any material respect) when made or deemed made;

              (d) the Parent or the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a)(i), 5.04 (with respect to the legal existence of the Parent or the Borrower and subject to the proviso contained therein) or 5.10 or in Article VI;

              (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

              (f) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any period of grace expressly applicable thereto);

              (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any period of grace expressly applicable thereto) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; PROVIDED that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

              (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Parent, the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Parent, the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

              (i) the Parent, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the

Parent, the Borrower or any Subsidiary or for a substantial part of its assets,
(iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

              (j) the Parent, the Borrower or any Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

              (k) one or more judgments for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Parent, the Borrower or any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Parent, the Borrower or any Subsidiary to enforce any such judgment;

              (l) any Lien on any material portion of the Collateral purported to be created under the Security Documents shall cease to be, or shall be asserted by the Parent, the Borrower or any Subsidiary not to be, a valid and perfected Lien on any Collateral, with the priority required by the Security Documents, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

              (m)    a Change in Control shall occur;

              (n) the loss, revocation, suspension or material impairment of any license or agreement (or combination of licenses and agreements) of (i) the Parent or (ii) the Borrower and the Subsidiaries shall occur that results in or could reasonably be expected to result in a Material Adverse Effect; or

              (o) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE VIII

                                   THE AGENTS

              Each of the Lenders hereby irrevocably appoints each Agent as its agent and authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

              Any Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Parent or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

              Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 9.02), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent or any of its Subsidiaries that is communicated to or obtained by the Person serving as Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. Each Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to such Agent by a Loan Party or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

              Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Parent or the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

              Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

              Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, an Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor with the approval of the Borrower (which approval shall not be unreasonably withheld or delayed and, if an Event of Default has occurred and is continuing, shall not be required). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent with the approval of the Borrower (which approval shall not be unreasonably withheld or delayed and, if an Event of Default has occurred and is continuing, shall not be required) which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

              Each Lender acknowledges that it has, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon either Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                  MISCELLANEOUS

              Section 9.01. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for


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

herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

              (a) if to the Borrower or the Parent, to it at 1099 18th Street, Suite 700, Denver, Colorado 80202 (Telecopy No. (303) 226-8305);

              (b) if to the Collateral Agent, to it at 2 Avenue de Lafayette, Boston, Massachusetts 02111-174, Attention of Global Investor Services Group Corporate Trust (Telecopy No. (617) 662-1465);

              (c) if to the Administrative Agent, to it at 283 King George Road, Warren, New Jersey 07059, Attention of Assistant Treasurer-Project Finance (Telecopy No. (908) 559-1711);

              (d) if to Lucent, to it at 283 King George Road, Warren, New Jersey 07059, Attention of Assistant Treasurer-Project Finance (Telecopy No.
(908) 559-1711); and

              (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

              Section 9.02. WAIVERS; AMENDMENTS.

              (a) No failure or delay by either Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether an Agent or any Lender may have had notice or knowledge of such Default at the time.

              (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Parent, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the applicable Agent and the Loan Party or Loan Parties that are parties thereto with the consent of the Required Lenders; PROVIDED that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such


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

Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest on such Loan, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.16(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release all or any substantial part of the Collateral from the Liens of the Security Documents (except as expressly provided therein), without the written consent of each Lender, (vii) release the Parent or any Guarantor Subsidiary from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement) or limit or condition its obligations thereunder, without the written consent of each Lender, or (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans of each affected Class and, in the case of a Class with respect to which the Availability Period has not ended, a majority in interest of the Commitments (in addition to any other consents required by this sentence); PROVIDED FURTHER that no such agreement shall amend, modify or otherwise affect the rights or duties of either Agent without the prior written consent of such Agent.

              Section 9.03. EXPENSES; INDEMNITY; DAMAGE WAIVER.

              (a) Each of the Parent and the Borrower shall pay (i) all costs and expenses incurred by Lucent and each Agent, including the reasonable fees, charges and disbursements of counsel for Lucent or the Agents, in connection with the negotiation, preparation, execution and delivery of the Loan Documents (including, in the case of Lucent, expenses incurred in connection with its due diligence activities) and (ii) all costs and expenses incurred by either Agent or any Lender, including the reasonable fees, charges and disbursements of any counsel for either Agent or any Lender, in connection with (A) the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such costs and expenses incurred during any workout, restructuring or negotiations in respect of such Loans, and (B) in the case of Lucent and the Agents, the administration of, and any amendments, modifications, waivers or supplements of or to the provisions of, any of the Loan Documents.

              (b) Each of the Parent and the Borrower shall indemnify each Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Parent, the Borrower or any of the Subsidiaries or at which any Collateral is located, or any Environmental Liability related in any way to the Parent, the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Indemnitee.

              (c) To the extent that the Parent and the Borrower fail to pay any amount required to be paid by it to either Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total outstanding Loans and Commitments at the time.

              (d) To the extent permitted by applicable law, neither the Parent nor the Borrower shall assert, and each of them hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

              (e) All amounts due under this Section shall be payable not later than 30 days after written demand therefor.

              Section 9.04. SUCCESSORS AND ASSIGNS.

              (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Parent nor the Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

              (b) Any Lender may, without the consent of the Parent or the Borrower, assign to one or more Eligible Persons all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); PROVIDED that (i) except in the case of an assignment to Lucent or a Lender or to an Affiliate of Lucent or a Lender, the Administrative Agent must give its prior written consent to such


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

assignment (which consent shall not be unreasonably withheld or delayed and, while an Event of Default has occurred and is continuing, shall not be required), (ii) except in the case of an assignment to Lucent, a Lender or an Affiliate of Lucent or a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or entire remaining Loans of any Class, the amount of the Commitment and Loans of such Class of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless the Borrower otherwise consents, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all of the assigning Lender's rights and obligations in respect of (A) one or more Classes of Loans, (B) one or more Classes of Loans separately from (or without assigning) Commitments or (C) Commitments separately from (or without assigning) Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing fee of $5,000, and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.14, 2.15 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

              (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

              (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and the processing fee referred to in clause (v) of paragraph
(b) of this Section, subject to the Borrower's right to consent to such assignment to the extent provided in paragraph (b)(ii) of this Section and the Administrative Agent's right to consent to such assignment to the extent provided in paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and


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

record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

              (e) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more Eligible Persons (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); PROVIDED that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.13, 2.14 and 2.15 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section provided that such Participant agrees to be subject to Sections 2.15(f) and 2.17 as though it was a Lender. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender.

              (f) A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.15 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.15(e) as though it were a Lender.

              (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

              Section 9.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that either Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the


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

Commitments have not expired or terminated. The provisions of Sections 2.13, 2.14, 2.15 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

              Section 9.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) the agreement of the Parent and the Borrower to cooperate with Lucent with respect to marketing, selling or syndicating Loans and Commitments or with respect to fees payable to Lucent or either Agent and (ii) the agreement of the Parent and the Borrower with the Collateral Agent and Lucent as to the identity of the Senior Officers of the Parent on the date hereof, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01(a), this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

              Section 9.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

              Section 9.08. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

              Section 9.09. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

              (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.


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

              (b) Each of the Parent and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that either Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Parent, the Borrower or their properties in the courts of any jurisdiction.

              (c) Each of the Parent and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

              (d) Each of the Parent and the Borrower hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, or any other person having and maintaining a place of business in the State of New York whom the Parent or the Borrower may from time to time hereafter designate (having given 30 days' notice thereof to the Administrative Agent, each Lender and the Collateral Agent), as the true and lawful attorney and duly authorized agent for acceptance of service of legal process of the Parent and the Borrower. Without prejudice to the foregoing, each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

              Section 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.


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

              Section 9.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

              Section 9.12. CONFIDENTIALITY. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below) and not use the Information for any purpose not contemplated by this Agreement, except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Parent or the Borrower or (h) to the extent such Information
(i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to either Agent or any Lender on a nonconfidential basis from a source other than the Parent or the Borrower. For the purposes of this Section, "INFORMATION" means all information received from the Parent or the Borrower relating to the Parent, the Borrower or their businesses, other than any such information that is publicly available or available to either Agent or any Lender on a nonconfidential basis prior to disclosure by the Parent or the Borrower, provided that such information is identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

              Section 9.13. INTEREST RATE LIMITATION. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "CHARGES"), shall exceed the maximum lawful rate (the "MAXIMUM RATE") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, and if lawful, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.


                        (Signatures Follow on Next Page)


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

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          JATO OPERATING CORP.

                                          By:       /s/ Brian E. Gast
                                             ----------------------------------
                                          Name:
                                          Title:

                                          JATO COMMUNICATIONS CORP.

                                          By:       /s/ Brian E. Gast
                                             ----------------------------------
                                          Name:
                                          Title:

                                          STATE STREET BANK AND TRUST COMPANY,
                                          individually and as Collateral Agent,

                                          By:       /s/ Gary Dougherty
                                             ----------------------------------
                                          Name:
                                          Title:

                                          LUCENT TECHNOLOGIES INC., individually
                                          and as Administrative Agent,

                                          By:       /s/ Leslie L. Rogers
                                             ----------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                       [FORM OF ASSIGNMENT AND ACCEPTANCE]

                            ASSIGNMENT AND ACCEPTANCE

              Reference is made to the Credit Agreement, dated as of July 14, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among JATO COMMUNICATIONS CORP., a Delaware corporation ("PARENT"), JATO OPERATING CORP., a Delaware corporation (the "BORROWER"), the Lenders party thereto, STATE STREET BANK AND TRUST COMPANY, as Collateral Agent, and LUCENT TECHNOLGIES INC., as Administrative Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

              1. The Assignor sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "ASSIGNED INTEREST") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the percentages and amounts set forth on the reverse hereof of (a) the Commitments of the Assignor on the Effective Date and (b) the Loans and Borrowings owing to the Assignor that are outstanding on the Effective Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Effective Date (a) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (b) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement (and in the event that this Assignment and Acceptance covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 9.05 thereof, as well as to any fees accrued for its account and not yet paid).

              2. This Assignment and Acceptance is being delivered to the Administrative Agent together with (a) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section
2.15 of the Credit Agreement, duly completed and executed by such Assignee, (b) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire and (c) a processing and recordation fee of $[____________].

              3. This Agreement and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

              Date of Assignment:

              Legal Name of Assignee:

              Legal Name of Assignor:

              Assignee's Address for Notices


              Effective Date of Assignment (may not be fewer than five Business Days after the Date of Assignment):






                                                       PERCENTAGE ASSIGNED OF
                                                       FACILITY AND COMMITMENTS
                                                       THEREUNDER (SET FORTH TO
                                                       AT LEAST EIGHT DECIMALS,
                                                        AS A PERCENTAGE OF THE
                                                           FACILITY AND THE
                                                       AGGREGATE COMMITMENTS OF
COMMITMENT         PRINCIPAL AMOUNTASSIGNED            ALL LENDERS THEREUNDER)
----------         ------------------------            -----------------------
 Loans :

 Tranche 1:               $                                       %

 Tranche 2:               $                                       %

 Loan Commitments:

 Tranche 1:               $                                       %

 Tranche 2:               $                                       %


                 The terms set forth above are hereby agreed to:

                                          [                       ]
                                          -----------------------
                                          as Assignor,

                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

                                              [                           ]
                                               ---------------------------
                                                       as Assignee,

                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

                                          Consented to by (if required under
                                          Section 9.04(b)(ii) of the Credit
                                          Agreement):

                                          LUCENT TECHNOLOGIES INC.,
                                          as Administrative Agent

                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT B

                           [FORM OF GUARANTEE AGREEMENT]

                       GUARANTEE AND SUBORDINATION AGREEMENT

     GUARANTEE AND SUBORDINATION AGREEMENT dated as of July 14, 1999, by JATO COMMUNICATIONS CORP., a Delaware corporation (together with its successors, the "Parent"), and the subsidiaries of the Borrower (as defined below) listed on the signature pages hereof (each of the Parent and such subsidiaries, together with its successors, a "Guarantor" and collectively, the "Guarantors"), in favor of STATE STREET BANK AND TRUST COMPANY, as collateral agent (together with its successors in such capacity, the "Collateral Agent").

                                     WITNESSETH:

     WHEREAS, Jato Operating Corp., a Delaware corporation (together with its successors, the "Borrower"), the Parent, certain lenders (the "Lenders"), State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent (the "Administrative Agent") have entered into a Credit Agreement dated as of July 14, 1999, (as the same may be amended, restated or supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for the making of loans by the Lenders to the Borrower;

     WHEREAS, the Borrower is a wholly owned Subsidiary of the Parent and each Guarantor (other than Parent) is a subsidiary of the Borrower;

     WHEREAS, the obligations of the Lenders to make Loans under the Credit Agreement that each Guarantor execute and deliver a guarantee and subordination agreement whereby such Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement or any other Loan Document; and

     WHEREAS, the Guarantors are willing to guarantee the obligations of the Borrower to pay any amounts under the Credit Agreement and the other Loan Documents;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. Each Guarantor represents as to itself that:

     (a) Such Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) has all requisite corporate power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except in the case of such licenses, authorizations, consents and approvals, where the failure to obtain them would not have a material adverse effect on its condition (financial or otherwise), business, operations or prospects and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on its condition (financial or otherwise), business, operations or prospects.

     (b) Such Guarantor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Guarantee Agreement; the execution, delivery and performance by such Guarantor of this Guarantee Agreement has been duly authorized by all necessary corporate action; and this Guarantee Agreement has been duly and validly executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

     (c) Neither the execution and delivery by such Guarantor of the Loan Documents to which it is party nor compliance with the terms and provisions thereof by such Guarantor will conflict with or result in a breach of, or require any consent under, the certificate of incorporation or by-laws of such Guarantor or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which such Guarantor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to, or permitted by, the Security Documents) result in the creation or imposition of any Lien upon any of the revenues or assets of such Guarantor pursuant to the terms of any such agreement or instrument.

     (d) There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or, to the knowledge of such Guarantor, threatened against or affecting such Guarantor as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than Disclosed Matters).

     (e) Such Guarantor has obtained all authorizations, approvals and consents of, and has made all filings and registrations with, any governmental or regulatory authority or agency and any third party necessary for the consummation of the transactions contemplated hereby and the execution, delivery or performance by it of any Loan Document to which it is a party, or for the validity or enforceability thereof, except for filing and recordings of the Liens created pursuant to, or permitted by, the Security Documents.

     SECTION 3. THE GUARANTEE. Each Guarantor hereby unconditionally guarantees the full and punctual payment of the principal of and interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans thereunder and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans payable by the Borrower under the Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other amounts payable by the Borrower from time to time to any of the Secured Parties under the Credit Agreement and the other Loan Documents, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any of the Secured Parties that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Loan Document). Upon failure by the Borrower to pay punctually any such amount, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement or the relevant other Loan Document, as the case may be.

     SECTION 4. GUARANTEE UNCONDITIONAL. The obligations of each Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement or any other Loan Document or any obligation of any Guarantor hereunder or under any Security Document, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement or any other Loan Document or any obligation of the Guarantor hereunder or under any Security Document;

          (iv) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in the Credit Agreement or any other Loan Document;

          (v) the existence of any claim, set-off or other rights which any Guarantor may have at any time against the Borrower, any of the Secured Parties or any other Person, whether in connection herewith or any unrelated transactions, PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (vi) any invalidity or unenforceability relating to or against the Borrower for any reason of the Credit Agreement or any other Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Loan (except as otherwise expressly provided in Section 9.13 of the Credit Agreement) or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document; or

          (vii) any other act or omission to act or delay of any kind by the Borrower, any Guarantor, any of the Secured Parties or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of each Guarantor's obligations hereunder.

     SECTION 5. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Each Guarantor's obligations hereunder shall remain in full force and effect until the principal of and interest on the Loans and all other amounts payable by the Borrower under the Credit Agreement and any other Loan Documents shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Loan or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

     SECTION 6. WAIVER BY GUARANTOR. Each Guarantor waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken or any recourse exhausted by any Person against the Borrower, any Guarantor hereunder, or any other Person.

     SECTION 7. STAY OF ACCELERATION. If acceleration of the time for payment of any amount payable by the Borrower under the Credit Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement nonetheless shall be payable by any Guarantor hereunder forthwith on demand by the Collateral Agent made at the request of the Required Lenders.

     SECTION 8. LIMITATION ON GUARANTORS' OBLIGATIONS. Notwithstanding anything to the contrary set forth herein, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any applicable provisions of comparable U.S. state law.

     SECTION 9.  SUBORDINATION.

     (a) Each Guarantor agrees that the payment by the Borrower or any other Guarantor of any indebtedness in favor of such Guarantor (the "Subordinated Lender") shall be subordinated and subject to the prior payment in full of all amounts payable by the Borrower or such other Guarantor under the Credit Agreement or this Guarantee Agreement, as the case may be, and any other Loan Document to which the Borrower or such Guarantor is a party ("Senior Debt") upon the terms of this Section.

     (b) Upon any distribution of assets of the Borrower or a Guarantor to creditors upon a liquidation or dissolution of the Borrower or such Guarantor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower or such Guarantor or its property, (i) the Secured Parties shall be entitled to receive payment in full of all Senior Debt before the Subordinated Lender shall be entitled to receive any payment of principal of or interest on or any other amounts in respect of Indebtedness of the Borrower or such Guarantor in favor of the Subordinated Lender (the "Subordinated Debt"); and (ii) until payment in full of the Senior Debt, any distribution of assets of any kind or character to which the Subordinated Lender would otherwise be entitled shall be paid by the Borrower or such Guarantor or by any receiver, trustee in bankruptcy, liquidating trustee, agents or other person making such payment or distribution to, or if received by the Borrower or such Guarantor, shall be held for the benefit of and shall be forthwith paid or delivered to, the Collateral Agent for distribution to the Secured Parties.

     (c) If the Subordinated Lender does not file proper claims or proofs of claim in the form required in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower or such Guarantor or its property prior to 45 days before the expiration of the time to file such claims, then (a) upon the request of the Collateral Agent, the Subordinated Lender shall file such claims and proofs of claim in respect of this instrument and execute and deliver such powers of attorney, assignments and other instruments as are required to enable the Secured Parties to enforce any and all claims upon or in respect of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of Subordinated Debt, and (b) whether or not the Subordinated Lender shall take the action described in the preceding clause (a) the Collateral Agent and the other Secured Parties shall nevertheless be deemed to have such powers of attorney as may be necessary for them to file appropriate claims and proofs of claim and otherwise exercise the powers described above.

     (d) No right of any Secured Party to enforce the terms of this Section shall be impaired by any act or failure to act by the Borrower or any Guarantor. Neither the terms of this Section nor the rights of the rights of the Secured Parties hereunder shall be affected by any extension, renewal or modification of the terms of, or the granting of any security in respect of, any Senior Debt or any exercise or nonexercise of any right, power or remedy with respect thereto.

     (e) After all Senior Debt is paid in full and until Subordinated Debt is paid in full, the Subordinated Lender shall be subrogated to the rights of the Secured Parties in respect of the Senior Debt.

     (f) Nothing in this Section shall (i) impair, as between the Borrower or such Guarantor and the Subordinated Lender, the obligation of the Borrower or such Guarantor, which is absolute and unconditional, to pay the principal of and interest on Subordinated Debt in accordance with its terms; (ii) affect the relative rights of the Subordinated Lender and creditors of the Borrower or such Guarantor other than the Secured Parties; or (iii) prevent the Subordinated Lender from exercising its available remedies upon an event of default under the Subordinated Debt, subject to the rights of the Secured Parties to receive cash, property or other assets otherwise payable to the Subordinated Lender to the extent set forth in this Section.

     SECTION 10. NOTICES. All notices and other communications hereunder to any party hereto shall be given or made in the manner provided in the Credit Agreement to such party at its address set forth therein, or in the case of any Guarantor other than the Parent, in care of the Borrower at its address set forth therein, or in the case of any party hereto, to such other address as such party may have provided by notice to the other parties hereto.

     SECTION 11. NO WAIVERS. No failure or delay by the Collateral Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guarantee Agreement, the Credit Agreement and the Security Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION 12. SUCCESSORS AND ASSIGNS. This Guarantee Agreement is in favor of the Collateral Agent for the benefit of the Secured Parties and their respective successors and assigns and, in the event of an assignment of the Loans or other amounts payable under the Credit Agreement or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guarantee Agreement shall be binding upon each Guarantor and its successors and assigns.

     SECTION 13. CHANGES IN WRITING. Neither this Guarantee Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Guarantor and the Collateral Agent with the consent of the Required Lenders.

     SECTION 14. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; SERVICE OF PROCESS.

     (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) Each of the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Guarantee Agreement against any Guarantor or its properties in the courts of any jurisdiction.

     (c) Each of the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each of the Guarantors hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, or any other person having and maintaining a place of business in the State of New York whom the Guarantor may from time to time hereafter designate (having given 30 days' notice thereof to the Collateral Agent), as the true and lawful attorney and duly authorized agent for acceptance of service of legal process of the Guarantor. Without prejudice to the foregoing, each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 16. WAIVER OF IMMUNITY. To the extent that any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid or execution, or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Financing Documents to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall have effect to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.


                         (Signatures Follow on Next Page)

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed by its authorized officer as of the day and year first above written.

                              GUARANTORS:

                              JATO COMMUNICATIONS CORP.


                              By:
                                 ---------------------------------------
                              Name:
                              Title:



                              ------------------------------




                              By:
                                 ---------------------------------------
                              Name:
                              Title:

                                                                       EXHIBIT C


                          [FORM OF INDEMNITY, SUBROGATION
                            AND CONTRIBUTION AGREEMENT]

                               INDEMNITY, SUBROGATION
                             AND CONTRIBUTION AGREEMENT

     INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT, dated as of July 14, 1999, among JATO COMMUNICATIONS CORP., a Delaware corporation (the "PARENT"), JATO OPERATING CORP., a Delaware corporation, as borrower (the "BORROWER"), each of the subsidiaries of the Borrower party hereto (collectively, the "SUBSIDIARY GUARANTORS"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (the "COLLATERAL AGENT") for the Administrative Agent and the Lenders (such term and each other capitalized term used but not defined herein having the respective meanings given them in the Credit Agreement, dated as of July 14, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Parent, the Lenders party thereto, the Collateral Agent, and Lucent Technologies Inc., as administrative agent (the "ADMINISTRATIVE AGENT").

          The Lenders have agreed to make Loans pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement.

          The obligations of the Lenders to make the Loans under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Subsidiary Guarantors of an indemnity, subrogation and contribution agreement in the form hereof (this "AGREEMENT") to support the due and punctual payment of, with respect to each Subsidiary Guarantor, its obligations as obligor or guarantor in respect of (a) the principal of and interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans thereunder and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party thereunder whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans payable by the Borrower under the Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other amounts payable by the Borrower from time to time to any of the Secured Parties under the Credit Agreement or any other Loan Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any of the Secured Parties that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or such other Loan Document) (all of the foregoing obligations collectively, the "OBLIGATIONS").

          Accordingly, the Parent and the Borrower, each Subsidiary Guarantor and the Collateral Agent agree as follows:

          SECTION 1. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 3), the Parent and the Borrower agree that (a) in the event a payment shall be made by any Subsidiary Guarantor under the Guarantee Agreement, the Parent and the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to any applicable security agreement or similar instrument or agreement to satisfy a claim of any Secured Party, the Parent and the Borrower shall indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

          SECTION 2. CONTRIBUTION AND SUBROGATION. Each Subsidiary Guarantor agrees (subject to Section 3) that in the event a payment shall be made by any Subsidiary Guarantor under the Guarantee Agreement or assets of any Subsidiary Guarantor shall be sold pursuant to any applicable security agreement or similar instrument or agreement to satisfy a claim of any Secured Party, and such Subsidiary Guarantor (the "CLAIMING SUBSIDIARY GUARANTOR") shall not have been indemnified by the Parent or the Borrower as provided in Section 1, each other Subsidiary Guarantor (a "CONTRIBUTING SUBSIDIARY GUARANTOR") shall indemnify the Claiming Subsidiary Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, multiplied by a fraction of which the numerator shall be the net worth of the Contributing Subsidiary Guarantor on the date of the claim and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date of the claim. Any Contributing Subsidiary Guarantor making any payment to a Claiming Subsidiary Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Subsidiary Guarantor under
Section 1 to the extent of such payment.

          SECTION 3. SUBORDINATION. Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Obligations. No failure on the part of the Parent, the Borrower or any Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any other Subsidiary Guarantor with respect to the Guarantee Agreement, and each Subsidiary Guarantor shall remain liable for the full amount of the obligations that such Subsidiary Guarantor has otherwise guaranteed.

          SECTION 4. TERMINATION. This Agreement shall terminate when all the Obligations have been indefeasibly paid in full, and the Lenders have no further Commitments under the Credit Agreement.

          SECTION 5. CONTINUED EFFECTIVENESS. The Parent, the Borrower and each Subsidiary Guarantor further agree that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time the payment of any Obligation, or any part thereof, by the Parent, the Borrower or any Subsidiary Guarantor is rescinded or must otherwise be restored upon the bankruptcy or reorganization of the Parent, the Borrower, any Subsidiary Guarantor or otherwise.

          SECTION 6.  GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF
PROCESS.

          (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

          (b) Each of the Parent, the Borrower and each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any party hereto or its properties in the courts of any jurisdiction.

          (c) Each of the Parent, the Borrower and each Subsidiary Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each of the Parent, the Borrower and each Subsidiary Guarantor hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, or any other person having and maintaining a place of business in the State of New York whom the Parent, the Borrower or the Subsidiary Guarantor may from time to time hereafter designate (having given 30 days' notice thereof to the other parties hereto), as the true and lawful attorney and duly authorized agent for acceptance of service of legal process of such Person. Without prejudice to the foregoing, each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 7.  WAIVERS; AMENDMENT.

          (a) No failure or delay of any Secured Party or any Guarantor in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such a right or power preclude any other or further exercise thereof or the exercise of any other right or power. The rights and the remedies of the Secured Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Except for the operation of Section 15 of this Agreement, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders.

          SECTION 8. NOTICES. All notices and other communications to any party hereto hereunder shall be given or made in the manner provided in the Credit Agreement to such party at its address set forth therein, or in the case of any Subsidiary Guarantor, in care of the Borrower at its address set forth therein, or in the case of any party hereto, to such other address as such party may have provided by notice to the other parties hereto.

          SECTION 9. BINDING AGREEMENT; ASSIGNMENTS. This Agreement shall become effective as to any of the Parent, the Borrower and the Subsidiary Guarantors when a counterpart hereof executed on behalf of such Person shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such person and the Collateral Agent and their respective successors and permitted assigns, and shall inure to the benefit of the Agents and the Lenders, and their respective successors and permitted assigns, except that no such person shall have the right to assign its rights hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents.

          SECTION 10. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party, and all covenants, promises and agreements by or on behalf of each of the Parent, the Borrower, each Subsidiary Guarantor and the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and permitted assigns.

          SECTION 11. SURVIVAL OF AGREEMENT; SEVERABILITY.

          (a) All covenants, agreements, representations and warranties made by each of the Parent, the Borrower and each Subsidiary Guarantor herein and in any certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and each Subsidiary Guarantor and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Loan Documents, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under, or in respect of, this Agreement or under any of the other Loan Documents is outstanding and unpaid and so long as the Commitments have not been terminated.

          (b) If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          SECTION 12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

          SECTION 13. RULES OF INTERPRETATION. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

          SECTION 14. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

          SECTION 15. ADDITIONAL SUBSIDIARY GUARANTORS.  Pursuant to Section
5.14 of the Credit Agreement, each Subsidiary (an "ADDITIONAL SUBSIDIARY") that was not in existence or not a subsidiary on the date thereof is required to enter into this Agreement as a Subsidiary Guarantor upon becoming a subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and an Additional Subsidiary of an instrument in the form of Annex 1, such Additional Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Additional Subsidiary as a party to this Agreement.

          SECTION 16. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.















                           (Signatures Follow on Next Page)

          IN WITNESS WHEREOF, the parties hereto have caused this Indemnity, Subrogation and Contribution Agreement to be executed by their duly authorized officers as of the date first appearing above.

                              JATO COMMUNICATIONS CORP.


                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              JATO OPERATING CORP.


                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              STATE STREET BANK AND TRUST COMPANY, as Collateral Agent


                              By
                                -------------------------------------
                              Name:
                              Title:

                                                                      SCHEDULE I
                                                        TO INDEMNITY SUBROGATION
                                                      AND CONTRIBUTION AGREEMENT

                                SUBSIDIARY GUARANTORS


None.

                                                                      ANNEX I TO
                                                          INDEMNITY, SUBROGATION
                                                      AND CONTRIBUTION AGREEMENT

          SUPPLEMENT NO. _____, dated as of [__________________], to the
Indemnity, Subrogation and Contribution Agreement, dated as of as of July 14, 1999 (the "INDEMNITY, SUBROGATION AND CONTRIBUTION AGREEMENT"), among JATO COMMUNICATIONS CORP., a Delaware corporation (the "PARENT"), JATO OPERATING CORP., a Delaware corporation (the "BORROWER"), each of the Subsidiary Guarantors (each capitalized term used but not defined having the meaning given it in the Indemnity, Subrogation and Contribution Agreement or the Credit Agreement (defined below)) party thereto and STATE STREET BANK AND TRUST COMPANY, as Collateral Agent (the "COLLATERAL AGENT") for the Lenders.

          A. Reference is made to the Credit Agreement, dated as of July 14, 1999 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Parent, the Lenders party thereto, the Collateral Agent, and Lucent Technologies Inc., as the Administrative Agent.

          B. Certain Subsidiary Guarantors, among others, have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Pursuant to Section 5.14 of the Credit Agreement, promptly after its creation or acquisition, each Additional Subsidiary is required to become a party to the Indemnity, Subrogation and Contribution Agreement as a Subsidiary Guarantor. Section 15 of the Indemnity, Subrogation and Contribution Agreement provides that Additional Subsidiaries may become Subsidiary Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "NEW SUBSIDIARY GUARANTOR") is an Additional Subsidiary and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

          Accordingly, the Collateral Agent and the New Subsidiary Guarantor agree as follows:

          SECTION 1. In accordance with Section 15 of the Indemnity, Subrogation and Contribution Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Subsidiary Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Subsidiary Guarantor represents and warrants to the Lenders and the Agents that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

          SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Collateral Agent.

          SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

          SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 6. If any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 7. All notices and other communications hereunder to any party to the Indemnity, Subrogation and Contribution Agreement shall be given or made in the manner provided in the Credit Agreement to such party at its address set forth therein, or in the case of any New Subsidiary Guarantor, in care of the Borrower at its address set forth therein, or in the case of any party hereto, to such other address as such party may have provided by notice to the other parties hereto.

          IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                              [NAME OF NEW SUBSIDIARY
                              GUARANTOR]

                              By:
                                 ------------------------------------
                              Name:
                              Title:



                              STATE STREET BANK AND TRUST COMPANY, as Collateral Agent

                              By:
                                 ------------------------------------
                              Name
                              Title:

                                                                       EXHIBIT D


                   [FORM OF SECURITY AGREEMENT (BORROWER)]

                        SECURITY AGREEMENT (BORROWER)

     This SECURITY AGREEMENT (BORROWER), dated as of July 14, 1999, is made between JATO OPERATING CORP., a Delaware corporation (with its successors, the "Company") and STATE STREET BANK AND TRUST COMPANY, as Collateral Agent for the Administrative Agent and the Lenders (each term as defined below) (with its successors in such capacity, the "Collateral Agent").

                                  WITNESSETH:

     WHEREAS, the Company, Jato Communications Corp. (the "Parent"), certain lenders (the "Lenders"), the Collateral Agent, and Lucent Technologies Inc., as administrative agent (the "Administrative Agent"), are parties to a Credit Agreement dated as of July 14, 1999 (as the same may be amended, restated or supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Company;

     WHEREAS, in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as defined below) to secure its obligations under the Loan Documents (as defined below), including, without limitation, its obligations under the Credit Agreement; and

     WHEREAS, the Lenders have appointed the Collateral Agent to act as their collateral agent in connection with the foregoing transactions;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

     "ACCOUNTS" means all "ACCOUNTS" (as defined in the UCC) now owned or hereafter acquired by the Company and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it or the performance of services by it or both (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property or the performance of services by it or both (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

     "COLLATERAL" has the meaning set forth in Section 3(a).

     "COLLATERAL ACCOUNT" has the meaning set forth in Section 5(a).

     "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

     "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement executed and delivered by the Company in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

     "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all intellectual property rights to works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all reissues, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "DEPOSIT ACCOUNTS" shall mean all deposit accounts (as defined in the UCC) of the Company including, without limitation, any demand, time, savings, passbook or like account maintained by the Company with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of the Company, whether or not deposited in any such deposit account, and all certificates and instruments, if any, from time to time representing, evidencing or deposited into such accounts.

     "DOCUMENTS" means all "DOCUMENTS" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired, by the Company.

     "EQUIPMENT" means all "EQUIPMENT" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all motor vehicles, trucks, and trailers other than equipment acquired in connection with Indebtedness of the type permitted under Section 6.01(iv) of the Credit Agreement.

     "EXCLUDED CONTRACTS" shall mean one or more contracts which by their terms would be breached by the grant of the security interests created therein pursuant to the terms of this Agreement or with respect to which the granting of a security interest is prohibited under applicable law (it being understood and agreed, however, that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any Excluded Contract shall be subject to the security interests created pursuant to this Agreement).

     "GENERAL INTANGIBLES" means all "GENERAL INTANGIBLES" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, (i) all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (ii) all Copyright Licenses, Copyrights, Patent Licenses, Patents, Trademark Licenses, Trademarks, rights in intellectual property, goodwill, trade names, service marks, trade secrets, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the Loan Parties other than general intangibles acquired in connection with Indebtedness of the type permitted under Section 6.01(iv) of the Credit Agreement.

     "INSTRUMENTS" means all "INSTRUMENTS", "CHATTEL PAPER" or "LETTERS OF CREDIT" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company, but Instruments shall exclude Instruments representing Indebtedness to the extent pledged pursuant to the Pledge Agreement (Borrower).

     "INVENTORY" means all "INVENTORY" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto other than inventory acquired in connection with Indebtedness of the type permitted under Section 6.01(iv) of the Credit Agreement.

     "INVESTMENT PROPERTY" shall mean and include all of the Company's investment property (as defined in the UCC) and all of the Company's other securities (whether certificated or uncertificated), security entitlements, financial assets, securities accounts, commodity contracts, and commodity accounts (as each such term is defined in the UCC), including all substitutions and additions thereto, all dividends, distributions and sums distributable or payable from, upon, or in respect of such property, and all rights and privileges incident to such property, but Investment Property shall exclude the Company's interest in its Subsidiaries to the extent pledged pursuant to the Pledge Agreement (Borrower).

     "LICENSES" means any license, approval or other authorization issued by the Federal Communications Commission or any state public utility commission or any other Governmental Authority having jurisdiction over the telecommunications business.

     "LIQUID INVESTMENTS" means an investment meeting the criteria set forth in Section 5(e).

     "LOCKBOX ACCOUNT" means a "Lockbox Account" established under a Lockbox Agreement.

     "LOCKBOX AGREEMENT" means a Lockbox Agreement among the Company, the Collateral Agent and a Lockbox Bank substantially in the form of Exhibit F hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent.

     "LOCKBOX BANK" means a "money center" commercial bank selected by the Company and satisfactory to the Collateral Agent, and each such other bank as may from time to time enter into a Lockbox Agreement.

     "PATENT LICENSE" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence, including, without limitation, the agreements identified in Schedule I to Exhibit B hereto.

     "PATENTS" means all the following: (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in
Schedule I to Exhibit B hereto, (ii) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "PATENT SECURITY AGREEMENT" means a Patent Security Agreement executed and delivered by the Company in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit B hereto, as the same may be amended from time to time.

     "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by any authorized officer of the Company.

     "PERMITTED LIENS" means the Security Interests and the other Liens on the Collateral permitted to be created, assumed or exist pursuant to Section
6.02 of the Credit Agreement.

     "PROCEEDS" means all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including, without limitation, all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

     "SECURED OBLIGATIONS" means the obligations secured under this Agreement, including (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such case, proceeding or other action) on any Loan to the Company under the Credit Agreement; (b) all other amounts payable by the Company hereunder or under any other Loan Document; and (c) any renewals or extensions of any of the foregoing.

     "SECURED PARTIES" means (i) the Lenders, (ii) the Administrative Agent and (iii) the Collateral Agent.

     "SECURITY INTERESTS" means the security interests granted pursuant to
Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

     "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right to use any Trademark, including, without limitation, the agreements identified on Schedule I to Exhibit C hereto.

     "TRADEMARKS" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (iv) all reissues, extensions and renewals thereof, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

     "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement executed and delivered by the Company in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit C hereto, as the same may be amended from time to time.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; PROVIDED that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants as follows:

     (a) The Company has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. All actions have been taken that are necessary under the UCC to perfect its interest in any Accounts in which it has an interest, as against its assignors and creditors of its assignors.

     (b) The Company has not performed any acts which might prevent the Collateral Agent from enforcing any of the terms of this Agreement or which would limit the Collateral Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby.

     (c) Not later than the date of the first borrowing under the Credit Agreement, the Company shall deliver the Perfection Certificate to the Collateral Agent. The information set forth therein shall be correct and complete. Not later than 60 days following the date of the first Borrowing, the Company shall furnish to the Collateral Agent file search reports from each filing office set forth in Schedule 7 to the Perfection Certificate or other evidence satisfactory to the Collateral Agent, acting on behalf of the Required Lenders confirming the filing information set forth in such Schedule.

     (d) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations to the extent that a security interest may be created in the Collateral under the UCC. When the Patent Security Agreement and the Trademark Security Agreement have been filed with the United States Patent and Trademark Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Company in Patents or Trademarks, prior to all other Liens and rights of others therein except for Permitted Liens to the extent that a perfected security interest may be created in such Collateral under the U.S. Patent Act or the Lanham Act. When the Copyright Security Agreement has been filed with the United States Copyright Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Company in Copyrights, prior to all other Liens and rights of others therein except for the Permitted Liens to the extent that a perfected security interest may be created in such Collateral under the U.S. Copyright Act.

     (e) Other than those listed on Schedule I to the Copyright Security Agreement, Schedule I to the Trademark Security Agreement, and Schedule I to the Patent Security Agreement delivered on the date hereof (as the same may be modified from time to time), the Company has no Copyright Licenses, Copyrights, Patent Licenses, Patents, Trademark Licenses or Trademarks.

          SECTION 3. THE SECURITY INTERESTS. (a) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of the Company hereunder and under the other Loan Documents, the Company hereby pledges, hypothecates, assigns by way of security, transfers and grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all right, title and interest of the Company in and to the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

          (i)    Accounts;

          (ii)   Inventory;

          (iii)  General Intangibles;

          (iv)   Documents;

          (v)    Instruments;

          (vi)   Equipment;

          (vii)  Investment Property;

          (viii) Deposit Accounts;

          (ix) The Collateral Account, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 5(e) and other monies and property of any kind of the Company in the possession or under the control of the Collateral Agent;

          (x) All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Collateral;

          (xi) All Proceeds of, attachments or accessions to, or substitutions for, all or any of the Collateral described in clauses (i) through (x) hereof;

PROVIDED, HOWEVER, the Collateral shall not include any Excluded Contracts.

     (b) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

     (c) Notwithstanding anything herein or in the other Loan Documents to the contrary, to the extent this Agreement or any other Security Document purports to grant to the Collateral Agent a Lien in any License held directly or indirectly by the Company or any of its Subsidiaries, now owned or hereafter acquired, the Collateral Agent shall only have a Lien in such Licenses at such times and to the extent that a Lien in such Licenses is permitted under applicable law; PROVIDED, that any such Lien shall to the extent permitted by applicable law be deemed effective as of the later of (i) the Effective Date or (ii) the date on which the Company was assigned, or acquired control over, the applicable License.

          SECTION 4. FURTHER ASSURANCES; COVENANTS. (a) (i) The Company will not establish or change (A) the location of its chief executive office or its chief place of business or (B) except for sales in the ordinary course of business, the locations where it keeps or holds any Collateral or records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Collateral Agent notice thereof and an opinion of counsel with respect thereto in accordance with Section 4(k). The Company shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

          (ii) The Company will not change its name, identity or corporate structure (except as expressly permitted in the Credit Agreement) in any manner unless it shall have given the Collateral Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with
Section 4(k).

     (b) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings with the United States Patent and Trademark Office (including without limitation, a Patent Security Agreement and a Trademark Security Agreement), any filings with the United States Copyright Office (including without limitation a Copyright Security Agreement), any filings of financing or continuation statements under the UCC and any filings in, or agreements governed by the laws of, any foreign jurisdictions) that from time to time may be necessary or desirable, or that the Collateral Agent reasonably may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce, or facilitate the exercise and enforcement of, any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, the Company hereby authorizes the Collateral Agent to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

     (c) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall, upon the request of the Collateral Agent acting on the instructions of the Required Lenders, notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and instruct such Person to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

     (d) The Company shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Required Lenders may reasonably request in order to reflect the Security Interests. The Company shall provide the Collateral Agent with reasonable access to such books and records during normal business hours in accordance with Section 5.08 of the Credit Agreement.

     (e) The Company will immediately deliver and pledge each Instrument constituting Collateral to the Collateral Agent (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of
Section 5(b) shall apply), in each case appropriately endorsed to the Collateral Agent; PROVIDED that so long as no Event of Default (as defined under the Credit Agreement) shall have occurred and be continuing, the Company may retain any Instruments (i) that in the aggregate have a principal or face amount of $1,000 or less or (ii) in which a security interest has been and continues to be effectively created and perfected in favor of the Collateral Agent under the other Security Documents, and the Collateral Agent shall, promptly upon request of the Company, make appropriate arrangements for making any Instrument pledged by the Company and delivered to the Collateral Agent available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document). All certificates or instruments representing or evidencing Investment Property (other than Investment Property held by a securities intermediary, a commodities intermediary or another financial intermediary) shall be delivered to and held by or on behalf of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant hereto and shall be in suitable form for transfer by delivery, duly endorsed and shall be accompanied by undated duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. With respect to any Investment Property held by a securities intermediary, commodity intermediary or other financial intermediary of any kind, the Company shall execute and deliver, and shall cause any such intermediary to execute and deliver, a securities control agreement ("Securities Control Agreement") among the Company, the Collateral Agent, and such intermediary substantially in the form of Exhibit G which provides, among other things, for the intermediary's agreement that it will comply with such entitlement orders, and apply any value distributed on account o any Investment Property maintained in an account with such intermediary, as directed by the Collateral Agent without further consent by the Company. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Company after the occurrence and during the continuance of an Event of Default, to cause any or all of the Investment Property to be transferred of record into the name of the Collateral Agent or its nominee.

     (f) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account constituting Collateral (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and to apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Unless an Event of Default (as defined under the Credit Agreement) has occurred and is continuing and the Collateral Agent is exercising its rights hereunder to collect Accounts, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts constituting Collateral (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or deficient service, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, reasonable attorney's fees) of collection, whether incurred by the Company or the Collateral Agent, shall be borne by the Company.

     (g) Upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, upon the request of the Required Lenders acting through the Collateral Agent, the Company will promptly notify (and the Company hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Account or Instrument constituting Collateral that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

     (h) The Company shall, (i) as soon as practicable after the date hereof, in the case of Equipment now owned constituting goods in which a security interest is perfected by a notation on the certificate of title or similar evidence of the ownership of such goods (unless such security interest may otherwise be perfected and is so perfected), and (ii) within 10 days of acquiring any other similar Equipment, in each case, (a) having a value in excess of $25,000 or (b) having a value in excess of $10,000, if the aggregate of all such items owned by the Company at any time is greater than $50,000, deliver to the Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Collateral Agent to be named as lienholder on any such certificate of title or other evidence of ownership. The Company shall promptly inform the Collateral Agent of any additions to or deletions from such Equipment in excess of $10,000. The Company shall not permit any items of Equipment to become a fixture to real estate..

     (i) The Company will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Collateral Agent to enforce the provisions of this Agreement.

     (j) The Company shall notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Copyright, Material Patent or Material Trademark may become abandoned, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office, or any court) regarding the Company's ownership of any Material Copyright, Material Patent or Material Trademark, its right to register or patent the same, or to keep and maintain the same. For purposes of this Section 4(j), "Material Patent", "Material Trademark" and "Material Copyright" shall mean one or more Copyrights, Patents or Trademarks, respectively, which individually has a fair market value in excess of $10,000 or are individually or in the aggregate otherwise material to the business of the Company. In the event that any right to any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, the Company shall notify the Collateral Agent promptly after it learns thereof and shall, unless the Company shall reasonably determine that any such action would be of negligible economic value, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License. In no event shall the Company, either itself or through any agent, employee or licensee, file an application for the registration of any Copyright with the United States Copyright Office or any Material Patent or Material Trademark with the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof, unless not less than 30 days prior thereto it informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers the Collateral Agent may request to evidence the Security Interests in such Copyright, Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

     (k) Not more than four months nor less than 10 days prior to each date on which the Company proposes to take any action contemplated by Section 4(a)(i) or (ii), the Company shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel satisfactory to the Collateral Agent (the Company's general counsel being deemed to be satisfactory unless the Collateral Agent notifies the Company otherwise), to the effect of Exhibit E hereto and in a form and substance reasonably satisfactory to the Administrative Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from the Company have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full (except as noted therein with respect to any continuation statements to be filed within such period).

     SECTION 5. COLLATERAL ACCOUNT AND LOCKBOX ACCOUNT. If requested by the Collateral Agent at any time following the occurrence of an Event of Default (whether or not such Event of Default is subsequently cured), the following provisions of this Section shall become effective and the Company shall take all necessary action to give effect thereto:

     (a) The Company shall establish with the Collateral Agent or a commercial bank designated by the Collateral Agent a cash collateral account (such account, together with any additional account so established for such purpose from time to time, the "Collateral Account") in the name and under the control of the Collateral Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to subsection (d) of this Section 5 or any other provision of this Agreement or any other Loan Document. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account together with any Liquid Investments from time to time made pursuant to subsection (e) of this Section shall vest in the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

     (b) The Company shall deliver to the Collateral Agent counterparts of the Lockbox Agreement executed and delivered on behalf of the Company and the Lockbox Bank. The Company shall instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of such Accounts constituting Collateral directly to the Lockbox Bank (by instructing that such payments be remitted to the Post Office Box referred to in the Lockbox Agreement with the Lockbox Bank). In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of such Accounts) shall be received by it, the Company shall as promptly as possible deposit such proceeds into the Lockbox Account. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Collateral Agent and the Secured Parties and shall not be commingled with any other funds or property of the Company.

     (c) The balance from time to time standing to the credit of the Lockbox Account shall, except upon the occurrence and continuation of an Event of Default (as defined under the Credit Agreement), be distributed to the Company upon the order of the Company. Amounts on deposit in the Lockbox Account shall, except upon the occurrence and continuation of an Event of Default, be invested and re-invested from time to time in Permitted Investments as the Company shall determine.

     (d) Upon the occurrence and continuation of an Event of Default (as defined under the Credit Agreement), the Collateral Agent shall, if so instructed by the Required Lenders, (i) deliver a Stop Transfer Notice (as defined in the Lockbox Agreement) to the Lockbox Bank and instruct the Lockbox Bank to transfer to the Collateral Account all funds then and thereafter standing to the credit of the Lockbox Account with the Lockbox Bank and (ii) apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Account and such Lockbox Account in the manner specified in Section 9.

     (e) Amounts on deposit in the Collateral Account and, during the continuance of an Event of Default, the Lockbox Account shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent, provided that, if an Event of Default has occurred and is continuing, the Collateral Agent shall, if instructed by the Required Lenders, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose, (i) each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent and (ii) in order to provide the Collateral Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                 (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of New York or the Commonwealth of Massachusetts; or

                 (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken for perfection of the Security Interests.

     SECTION 6. GENERAL AUTHORITY. The Company hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Collateral Agent, the Secured Parties or otherwise, for the sole use and benefit of the Collateral Agent and the other Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default (as defined under the Credit Agreement) has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

          (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

          (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Collateral Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. To the extent permitted by law, the Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

          SECTION 7. REMEDIES UPON EVENT OF DEFAULT. (a) If any Event of Default under the Credit Agreement has occurred and is continuing, the Collateral Agent may, in accordance with the written instructions of the Required Lenders, exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Account and apply such monies, Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such monies, Liquid Investments or cash or if such monies, Liquid Investments or cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Compan, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may in accordance with the instructions of the Required Lenders proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Collateral Agent may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in the opinion of the Collateral Agent, reasonably convenient to the Collateral Agent and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent reasonably deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by the Company.

     (c) Without limiting the generality of the foregoing, if any Event of Default (as defined under the Credit Agreement) has occurred and is continuing,

          (i) the Collateral Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine;

          (ii) the Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Company in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses included in the Collateral and take or refrain from taking any action under any thereof, and the Company hereby releases the Collateral Agent and each of the other Secured Parties from, and agrees to hold the Collateral Agent and each of the other Secured Parties free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto; and

          (iii) upon request by the Collateral Agent, the Company will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark included in the Collateral or any action related thereto. In the event of any such disposition pursuant to this Section, the Company shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Collateral Agent.

     (d) Notwithstanding anything to the contrary contained herein or any other Loan Document, neither the Collateral Agent nor any Secured Party shall, without first obtaining the approval of a Governmental Authority, take any action pursuant to this Agreement or any other Loan Document which would constitute or result in an assignment of any License held by the Company or a transfer of control of the Company if such assignment or transfer would require, under the existing applicable law, the prior approval of such Governmental Authority. The Company agrees to take, and the Company agrees to cause each of its Subsidiaries to take, in each case upon the occurrence and during the continuance of an Event of Default, any action that the Collateral Agent may reasonably request in order to obtain from any Governmental Authority such approval as may be necessary to enable the Collateral Agent to assign or transfer control of the Licenses pursuant to this Agreement, the Loan Documents and each other agreement, instrument and document delivered to the Collateral Agent in connection herewith and therewith, including specifically, at the expense of the Company, the use of the Company's and each of its Subsidiaries' commercially reasonable efforts to assist in obtaining approval of such Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with such Governmental Authority, the assignor's or transferor's portion of any application or applications for consent to the assignment of any License or transfer of control necessary or appropriate under the rules and regulations of such Governmental Authority for approval of any sale or sales of any of the Collateral by or on behalf of the Collateral Agent.

          SECTION 8. LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith; PROVIDED, HOWEVER, nothing in this Section 8 shall be deemed to prejudice any rights of the Company against such warehouseman, carrier, forwarding agency, consignee or other agent or bailee.

          SECTION 9. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default (as defined under the Credit Agreement), the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied by the Collateral Agent in accordance with the Credit Agreement.

          SECTION 10. APPOINTMENT OF CO-COLLATERAL AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

          SECTION 11. EXPENSES. In the event that the Company fails to comply with the provisions of the Loan Documents or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Collateral Agent if requested by the Required Lenders (i) shall deliver written notice of such non-compliance to the Company requesting that it cure such non-compliance, and (ii) if within ten Business Days after delivery of such notice the Company has failed to cure such non-compliance, the Collateral Agent may, but shall not be required to, effect such compliance on behalf of the Company, and the Company shall reimburse the Collateral Agent for the reasonable costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may reasonably be requested by the Required Lenders acting through the Collateral Agent from time to time, or in respect of the sale or other disposition thereof, shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, except, if no Event of Default (as defined under the Credit Agreement) has occurred and is continuing, with respect to taxes which are being contested as permitted by

Section 5.05 of the Credit Agreement, the Collateral Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Collateral Agent or such Secured Party therefor on demand. All reasonable sums so paid or incurred by the Collateral Agent or any other Secured Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon for each day until paid at the Alternate Base plus the Applicable Rate plus interest at a rate per annum equal to two percent (2%) for such day, be additional Secured Obligations hereunder.

          SECTION 12. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. (a) Upon the repayment in full of all Secured Obligations and the termination of the Commitments, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company.

     (b) At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent shall release the Collateral in accordance with Section 5(c) hereof.

     (c) If any Collateral is sold, leased, exchanged, assigned or otherwise disposed of, or with respect to which on option has been granted, in accordance with and as permitted under the Credit Agreement, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent.

     (d) Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

          SECTION 13. NOTICES. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with Section
9.01 of the Credit Agreement.

          SECTION 14. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement or the Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

          SECTION 15. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.
This Agreement shall be binding on the Company and its successors and assigns and the rights of the

Company hereunder shall inure to the benefit of the Company's successors and permitted assigns.

          SECTION 16. CHANGES IN WRITING. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Collateral Agent with the consent of the Required Lenders.

          SECTION 17. SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          SECTION 19. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that either Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Parent, the Borrower or their properties in the courts of any jurisdiction.

     (c) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each of the Parent and the Borrower hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, or any other person having and maintaining a place of business in the State of New York whom the

Parent or the Borrower may from time to time hereafter designate (having given 30 days' notice thereof to the Administrative Agent, each Lender and the Collateral Agent), as the true and lawful attorney and duly authorized agent for acceptance of service of legal process of the Parent and the Borrower. Without prejudice to the foregoing, each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 20. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 21. WAIVER OF IMMUNITY. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid or execution, or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Loan Documents to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall have effect to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.


                        (Signatures Follow on Next Page)

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement (Borrower) to be duly executed by their respective authorized officers as of the day and year first above written.


                                   JATO OPERATING CORP.




                                   By:
                                       ------------------------------------
                                   Name:
                                   Title:


                                   STATE STREET BANK AND TRUST COMPANY, as
                                   Collateral Agent



                                   By:
                                       ------------------------------------
                                   Name:
                                   Title:

                                                            EXHIBIT A
                                                               TO
                                                            SECURITY
                                                            AGREEMENT


                             PERFECTION CERTIFICATE

     The undersigned, [____________], Chief Executive Officer of JATO OPERATING CORP., a Delaware corporation (the "Company"), hereby certifies with reference to the Security Agreement (Borrower), dated as of July 14, 1999, between the Company and State Street Bank and Trust Company, as Collateral Agent (terms defined therein or as provided therein being used herein as therein defined), to the Administrative Agent and each Lender as follows:

     SECTION 1.  NAMES.

          (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows: [___________________]

          (b) The Company has not had any other corporate name since its organization.

          (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

          (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:
[___________________]

     SECTION 2. CURRENT LOCATIONS. As of the date hereof, (a) the chief executive office of the Company is located at the following address:

     NAME                          MAILING ADDRESS
     ---------------------------------------------

          (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

     NAME                          MAILING ADDRESS
     ---------------------------------------------

          (c) The following are all the places of business of the Company not identified above:

     NAME                          MAILING ADDRESS
     ---------------------------------------------



                                  Exhibit A-1

          (d) The following are all the locations not identified above where the Company maintains any Inventory:

     NAME                          MAILING ADDRESS
     ---------------------------------------------

          (e) The following are all the locations not identified above where the Company maintains or contemplates maintaining at any time when the Loans are to be outstanding any Equipment:

     NAME                          MAILING ADDRESS
     ---------------------------------------------

          (f) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Inventory:

     NAME                          MAILING ADDRESS
     ---------------------------------------------

          (g) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Investment
     Property:

     NAME                          MAILING ADDRESS
     ---------------------------------------------


     SECTION 3.  PRIOR LOCATIONS.

          (a)    Set forth below is the information required by subparagraphs
     (a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

          (b)    Set forth below is the information required by subparagraphs
     (d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     SECTION 4. UNUSUAL TRANSACTIONS. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     SECTION 5. FILE SEARCH REPORTS. Attached hereto as Schedule 5(a) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1. Attached hereto as Schedule 5(b) is a true copy of each financing statement or other filing identified in such file search reports.

     SECTION 6. UCC FILINGS. (a) A duly signed financing statement on Form UCC- 1 in substantially the form of Schedule 6 hereto has been duly delivered to the Collateral Agent for

                                  Exhibit A-2
filing in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof.

     Attached hereto as Schedule 6(b) is a true copy of each such filing duly acknowledged by the filing officer.

     SECTION 7. SCHEDULE OF FILINGS. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

     SECTION 8. FILING FEES. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.


IN WITNESS WHEREOF, I have hereunto set my hand this _____ day of [_________], 1999.



                                       ---------------------------------
                                       Name:
                                       Title





                                  Exhibit A-3

                                                                      SCHEDULE 1

                            CHANGE IN CORPORATE STRUCTURE

                                                                   SCHEDULE 6(b)

                                     UCC FILINGS

                                                                      SCHEDULE 7

                                 SCHEDULE OF FILINGS

                                                                 EXHIBIT B
                                                                    TO
                                                                 SECURITY
                                                                 AGREEMENT


                           PATENT SECURITY AGREEMENT

               (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)

         WHEREAS, JATO OPERATING CORP., a Delaware corporation (herein referred to as "Grantor") owns the Patents (as defined in the Security Agreement referred to below) (including design patents and applications for patents) listed on Schedule I annexed hereto, and is a party to the Patent Licenses (as defined in the Security Agreement referred to below) identified in Schedule I annexed hereto;

         WHEREAS, Grantor, Jato Communications Corp., certain lenders, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

         WHEREAS, pursuant to the terms of the Security Agreement (Borrower) of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and State Street Bank and Trust Company, as collateral agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such Secured Parties a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Patent Collateral (as defined herein) whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Patent (including each design patent and patent application), including, without limitation, each Patent (including each design patent and patent application) referred to in Schedule I annexed hereto;

          (ii) each Patent License, including, without limitation, each Patent License identified in Schedule I annexed hereto; and


                                  Exhibit B-1

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Patent (including any design patent), including, without limitation, any Patent referred to in Schedule I annexed hereto (including, without limitation, any such Patent issuing from any application referred to in
     Schedule I annexed hereto), and all rights and benefits of Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule I annexed hereto.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Patent Collateral any and all appropriate action which Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Patent Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of _____________, _____.


                              JATO OPERATING CORP.


                         By:
                              -----------------------------------
                              Name:
                              Title:

     Acknowledged:

     STATE STREET BANK AND TRUST COMPANY,
           as Collateral Agent

     By:
          --------------------------------
          Name:
          Title:

                                  Exhibit B-2

                                                       SCHEDULE I
                                                       TO PATENT
                                                       SECURITY
                                                       AGREEMENT


                         PATENTS

A.   U.S. PATENTS AND DESIGN PATENTS

     I.D. NO.          PATENT NO,            ISSUE DATE               TITLE





B.   U. S. PATENT APPLICATIONS

     SERIAL NO.       DATE         FILE           TITLE

                                                       EXHIBIT C
                                                          TO
                                                       SECURITY
                                                       AGREEMENT

                          TRADEMARK SECURITY AGREEMENT

               (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                     APPLICATIONS AND TRADEMARK LICENSES)

     WHEREAS, JATO OPERATING CORP., a Delaware corporation (herein referred to as "Grantor"), owns the Trademarks (as defined in the Security Agreement referred to below) listed on Schedule I annexed hereto, and is a party to the Trademark Licenses (as defined in the Security Agreement referred to below) identified in Schedule 1 annexed hereto;

     WHEREAS, Grantor, Jato Communications Corp., certain lenders, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Security Agreement (Borrower) of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and State Street Bank and Trust Company, as collateral agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such Secured Parties a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Trademark Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Trademark, including, without limitation, each Trademark application referred to in Schedule I annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each such Trademark;

          (ii) each Trademark License, including, without limitation, each Trademark License identified in Schedule I annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

                                  Exhibit C-1

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark, including, without limitation, any Trademark referred to in Schedule I hereto, and all rights and benefits of Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule I hereto, or for injury to the goodwill associated with any of the foregoing.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Trademark Collateral any and all appropriate action which Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ____ day of ___________, ____.

                              JATO OPERATING CORP.


                              By:
                                   --------------------------------
                                   Name:
                                   Title:

     Acknowledged:

     STATE STREET BANK AND TRUST COMPANY,
          as Collateral Agent


     By:
          -----------------------------
          Name:
          Title:

                                  Exhibit C-2

                                                       SCHEDULE I
                                                          TO
                                                       TRADEMARK
                                                       SECURITY
                                                       AGREEMENT


      U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS

A.   U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS

     REG. NO.         REG. DATE         MARK
     --------         ---------         ----





B.   U.S. TRADEMARK APPLICATIONS

     SERIAL NO.       DATE FILED             MARK
     ----------       ----------             ----




                         EXCLUSIVE TRADEMARK LICENSES

                                    PARTIES

     NAME OF                              DATE OF
     AGREEMENT   LICENSOR    LICENSEE     AGREEMENT      SUBJECT MATTER
     ---------   --------    --------     ---------      --------------

                                                       EXHIBIT D TO
                                                         SECURITY
                                                        AGREEMENT


                             COPYRIGHT SECURITY AGREEMENT

                   (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                         APPLICATIONS AND COPYRIGHT LICENSES)

     WHEREAS, JATO OPERATING CORP., a Delaware corporation (herein referred to as "Grantor") owns the Copyrights (as defined in the Security Agreement referred to below) listed on Schedule I annexed hereto, and is a party to the Copyright Licenses (as defined in the Security Agreement referred to below) identified in Schedule I annexed hereto;

     WHEREAS, Grantor, Jato Communications Corp., certain lenders, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Security Agreement (Borrower) of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and State Street Bank and Trust Company, as collateral agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee for the benefit of such Secured Parties a security interest in substantially all the assets of the Grantor, including all right, title and interest of Grantor in, to and under the Copyright Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright CoIlateral"), whether now owned or existing or hereafter acquired or arising:

          (i) each Copyright, including, without limitation, each Copyright referred to in Schedule I annexed hereto;

          (ii) each Copyright License, including, without limitation, each Copyright License identified in Schedule I annexed hereto; and

          (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright referred to in
     Schedule I annexed hereto, and all rights and benefits of


                                  Exhibit D-1

     Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule I annexed hereto.

     Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Copyright Collateral any and all appropriate action which Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

     Except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the _____day of _______, _____.

                              JATO OPERATING CORP.

                              By:
                                   ---------------------------------
                                   Name:
                                   Title:

     Acknowledged:

     STATE STREET BANK AND TRUST COMPANY,
          as Collateral Agent
     By:
          -----------------------------
             Name:
             Title:




                                  Exhibit D-2

                                                            SCHEDULE I
                                                                TO
                                                             COPYRIGHT
                                                             SECURITY
                                                             AGREEMENT


                 COPYRIGHTS AND COPYRIGHT REGISTRATION

          REGISTRATION NO.         REG. DATE      TITLE
          ----------------         ---------      -----




                           COPYRIGHT APPLICATIONS

          SERIAL NO.          DATE FILED          TITLE
          ----------          ----------          -----





                                 COPYRIGHT LICENSES

                                      PARTIES

     NAME OF                                 DATE OF        SUBJECT
     AGREEMENT        LICENSOR     LICENSEE  AGREEMENT      MATTER
     ---------        --------     --------  ---------      ------

                                                            EXHIBIT E TO
                                                              SECURITY
                                                              AGREEMENT

                                     OPINION OF
                              COUNSEL FOR THE COMPANY

     The Security Agreement creates and constitutes as security for the Secured Obligations (as defined in the Security Agreement and including any future obligations which are Secured Obligations), in favor of the Collateral Agent for the ratable benefit of the Secured Parties, a valid security interest in all right, title and interest of the Company in the Collateral and all right, title and interest of the Company in the Collateral Account. The security interests of the Collateral Agent in all right, title and interest of the Company in the Collateral created by the Security Agreement constitute perfected security interests under the Uniform Commercial Code, as in effect in the State of New York ("UCC"), the United States Copyright Act ("CA"), the United States Patent Act ("PA") and the United States Trademark Act ("TA"), to the extent that a security interest therein may be perfected under the UCC, the CA, the PA or the TA. Insofar as the priority thereof is governed by the UCC, the priority of the security interests created by the Security Agreement in the Collateral in which the Company has rights on the date hereof will be the same with respect to Loans made or deemed made pursuant to the Credit Agreement after the date hereof, except to the extent that any priority may be affected by any security interest, lien or other encumbrance imposed by law in favor of any government or governmental authority or agency. Unless otherwise specifically defined herein, each term defined herein has the meaning assigned to such term in the Security Agreement.

     With respect to the enforceability of the Security Documents, we express no opinion as to the availability of specific performance. Moreover, our opinion with respect to the enforceability of the Security Documents is subject to the further qualification that certain remedial provisions thereof may be limited by the law of the State of New York and applicable law of the United States of America, but such laws do not, in our opinion, make the remedies afforded thereby inadequate for the practical realization of the benefits of the security intended to be provided thereby.


                                  Exhibit E-1

                                                            EXHIBIT F TO
                                                              SECURITY
                                                              AGREEMENT


                               LOCKBOX AGREEMENT

     LOCKBOX AGREEMENT, dated as of [___________], [_____], among JATO OPERATING CORP., a Delaware corporation (the "Company"), STATE STREET BANK AND TRUST COMPANY, as Collateral Agent under the Security Agreement referred to below (the "Collateral Agent"), and [______________] (the "Lockbox Bank").

                                  WITNESSETH:

     WHEREAS, the Company and the Collateral Agent have entered into a Security Agreement (Borrower), dated as of July 14, 1999 (as the same may be amended from time to time, the "Security Agreement") under which the Company has granted a continuing security interest in and to the Collateral (as defined in the Security Agreement) to secure its obligations under the Loan Documents (defined as provided in the Security Agreement);

     WHEREAS, pursuant to the Security Agreement, the Company has agreed to instruct certain obligors to make payments to (the "Post Office Box"); and

     WHEREAS, the Company has requested that the Lockbox Bank establish and maintain a bank account as further described herein, and the Lockbox Bank is willing to establish and maintain such account pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. POST OFFICE BOX; DEPOSITS INTO THE LOCK BOX ACCOUNT. (a) The Lockbox Bank shall have unrestricted and exclusive access to the Post Office Box for the purpose of collecting mail for delivery and deposit into the Lockbox Account (as defined below) (even though addressed to the Company) and shall collect the mail delivered thereto on each business day in accordance with the Lockbox Bank's regular collection schedule.

     (b) The contents of the mail collected from the Post Office Box, whether consisting of cash, checks, drafts, bills of exchange, money orders or other instruments or documents, shall be promptly deposited by the Lockbox Bank into the Lockbox Account. The term "Lockbox Account" means account no. [____________] opened and maintained by the Lockbox Bank for the Company.

     (c) The Lockbox Bank shall prepare one photocopy of the front and back of each check, draft, bill of exchange, money order or other instrument or document (collectively, hereinafter called the "checks"; individually, a "check") with the date of deposit to be shown on the bottom edge thereof. Attachments received with payments, such as detachable stubs,

                                  Exhibit F-1
together with any correspondence and the individual envelope, are to be affixed to the photocopy of the check. All of the above instruments will be delivered by the Lockbox Bank to the Company on a same day basis.

     (d) The Lockbox Bank shall endorse all checks which appear to be in order for deposit into the Lockbox Account and shall process each item under the same terms and conditions as would apply if the Lockbox Bank or the Company had made the deposit directly. The Lockbox Bank shall endorse all such checks as follows:

                 "DEPOSIT TO THE ACCOUNT OF AND WITHOUT PREJUDICE TO THE WITHIN NAMED PAYEE LOCKBOX SERVICES"

     This endorsement may be made by use of a payee endorsement stamp.

     (e) Undated checks may be dated by the Lockbox Bank to agree with the postmark date and included in the regular deposit. Checks incorrectly made out, where numerical and written amounts differ, are to be deposited for the written amount only. Checks bearing no signature are to be stamped with a "Kindly Refer to Maker" stamp and processed. Third-party checks may be deposited into the Lockbox Account if properly endorsed.

     (f) Checks bearing the legend "Payment in Full" or words of similar import, either typed or handwritten, and checks that the Lockbox Bank, in its normal banking practices and in its sole discretion, decides to submit to the special attention of the Company or the Collateral Agent, shall be withheld from the clearing system and sent to the Company or, at any time after receipt by the Lockbox Bank of written notice from (which notice may be delivered only upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement)) the Collateral Agent, to the entity designated in a written notice from the Collateral Agent. Should the Lockbox Bank by reason of the exercise of its judgment, or through inadvertence or oversight, process any of the checks covered by this Section 1(f) for collection and credit such checks to the Lockbox Account, the Company and the Collateral Agent agree that the Lockbox Bank shall incur no responsibility or liability.

     (g) The details representing deposited items, adding machine tapes, advice of credit, etc., together with all other materials rejected for various reasons, and so marked, shall be sent by the Lockbox Bank to the Company or, at any time after receipt by the Lockbox Bank of written notice (which notice may be delivered only upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement)) from the Collateral Agent, to the entity designated in a written notice from the Collateral Agent. Checks returned unpaid because of uncollected or insufficient funds shall be redeposited without advice. Checks returned a second time shall be charged to the Lockbox Account and mailed with appropriate advice to the Company or, at any time after receipt by the Lockbox Bank of written notice (which notice may be delivered only upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement)) from the Collateral Agent, to the entity designated in a written notice from the Collateral Agent.

                                  Exhibit F-2

     (h) The Lockbox Bank shall maintain a microfilm record of each check included in the Lockbox Account in accordance with the Lockbox Bank's normal lockbox procedures. This film shall be available for use by the Company and the Collateral Agent.

     (i) The Company shall deposit such amounts into the Lockbox Account as are required to be so deposited pursuant to Section 5 of the Security Agreement.

     SECTION 2. THE LOCKBOX ACCOUNT AND TRANSFERS THEREFROM. (a) Unless and until the Lockbox Bank receives notice (which notice may be delivered only upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement)) from the Collateral Agent that the provisions of Section 2(b) are to be implemented, which notice shall be effective upon receipt by the Lockbox Bank (a "Stop Transfer Notice"), the Lockbox Bank will debit the Lockbox Account in accordance with the Company's instructions.

     (b) After receipt by the Lockbox Bank of a Stop Transfer Notice, the Lockbox Bank will cease debiting the Lockbox Account in accordance with the Company's instructions (but may continue to debit the Lockbox Account in accordance with Section 1(g)) and will disburse funds from the Lockbox Account only in accordance with instructions from the Collateral Agent.

     SECTION 3. MISCELLANEOUS. (a) The Company hereby agrees to immediately notify its account debtors which have not already been notified to send all their remittances to the Post Office Box.

     (b) The Lockbox Bank's compensation for providing the services contemplated herein shall be as mutually agreed between the Company and the Lockbox Bank from time to time.

     (c) The Lockbox Bank undertakes to perform only such duties as are expressly set forth herein and are normally undertaken by the Lockbox Bank in connection with its lockbox processing. Notwithstanding any other provision of this Agreement, it is agreed by the parties to this Agreement that the Lockbox Bank shall not be liable for any action taken by the Lockbox Bank or any of its directors, officers, agents or employees in accordance with this Agreement except for the Lockbox Bank's (or any director's, officer's, agent's or employee's) gross negligence or willful misconduct. In no event shall the Lockbox Bank be liable for losses or delays resulting from acts of God, force majeure, computer malfunctions, interruptions of communication facilities, labor difficulties or other causes beyond the Lockbox Bank's reasonable control or for indirect, special or consequential damages.

     (d)  All notices or other written communications hereunder shall be sent:

     in the case of the Lockbox Bank, to:

          --------------------
          --------------------
          --------------------
          --------------------


                                  Exhibit F-3
     in the case of the Company, to:

          --------------------
          --------------------
          --------------------
          --------------------

     in the case of the Collateral Agent, to:

          --------------------
          --------------------
          --------------------
          --------------------

     (e) The Lockbox Bank shall not assert, claim or endeavor to exercise any right of set-off or banker's lien against any funds which may at any time be deposited in the Lockbox Account, or any items or proceeds thereof that come into the Lockbox Bank's possession in connection with this Agreement, except to the extent otherwise provided in the last sentence of Section 1(g) and except for fees payable pursuant to Section 3(b).

     (f) During the term of the Security Agreement, this Agreement may be terminated only by the Lockbox Bank, and then only upon written notice to the other parties; PROVIDED that such termination shall not be effective until the earlier of (i) such time as a successor bank shall have been appointed and shall have accepted the responsibilities, duties and obligations of the Lockbox Bank under this Agreement and (ii) 5:00 P.M. (New York time) on the 60th day after receipt of such written notice. In the event that the Lockbox Bank receives remittances following such termination, it will forward such remittances to such successor bank (or, if no successor bank has been appointed and shall have accepted the responsibilities, duties and obligations of the Lockbox Bank under this Agreement, then as directed by the Collateral Agent) and the Company shall compensate the Lockbox Bank for such services at the price agreed to pursuant to Section 3(b) hereof.

     (g) Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto.

     (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (i) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     (j) This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

     (k) The Company agrees to pay, indemnify and hold the Lockbox Bank harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including,

                                  Exhibit F-4
without limitation, legal fees) with respect to the performance of this Agreement by the Lockbox Bank or of its directors, officers, agents or employees, unless arising from its or such natural persons' own gross negligence or willful misconduct. The provisions of this paragraph shall survive termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              JATO OPERATING CORP.



                              By:
                                   -------------------------------
                                   Name:
                                   Title:


                              [BANK]



                              By:
                                   -------------------------------
                                   Name:
                                   Title:



                              STATE STREET BANK AND TRUST
                              COMPANY, as Collateral Agent



                              By:
                                   -------------------------------
                                   Name:
                                   Title:




                                  Exhibit F-5

                                                                       EXHIBIT G
                                                           TO SECURITY AGREEMENT


                 [FORM OF SECURITIES CONTROL ACCOUNT AGREEMENT]






















                                  Exhibit G-1

                                                                    EXHIBIT G TO
                                                                        SECURITY
                                                                       AGREEMENT
                                                                      (BORROWER)

          [FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT (BORROWER)]

               SECURITIES ACCOUNT CONTROL AGREEMENT (BORROWER)

              This SECURITIES ACCOUNT CONTROL AGREEMENT (BORROWER) (the "AGREEMENT"), dated as of July 14, 1999, by and among Jato Operating Corp., a Delaware corporation (the "BORROWER"), Lehman Brothers Inc. (the "SECURITIES INTERMEDIARY"), and State Street Bank and Trust Company, as Collateral Agent (the "COLLATERAL AGENT") for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement, dated as of July 14, 1999, among the Borrower, Jato Communications Corp., the lenders party thereto, the Collateral Agent and Lucent Technologies Inc., as Administrative Agent, as amended, supplemented and modified from time to time (the "CREDIT AGREEMENT"), and references herein to the "UCC" are references to the Uniform Commercial Code as in effect in the State of New York.

              WHEREAS, pursuant to the Security Agreement (Borrower), the Borrower has granted a security interest in substantially all of its assets; and

              WHEREAS, the Security Agreement (Borrower) requires the Borrower and the Securities Intermediary to enter into this Agreement;

              NOW THEREFORE, the parties hereto hereby agree, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as follows:

              1. ESTABLISHMENT OF SECURITIES ACCOUNT. The Securities Intermediary hereby confirms that the Securities Intermediary has established account number 833-33166-1-3 under the name "Jato Operating Corp. pledge account for State Street Bank and Trust Company, as Collateral Agent" (together with any successor accounts, the "SECURITIES ACCOUNT") for the Borrower.

              2.     TREATMENT OF THE SECURITIES ACCOUNT.

              (a) The Securities Account is, and shall be treated as, a "securities account" within the meaning of Section 8-501 of the UCC.

              (b) The Securities Account is an account to which financial assets are or may be credited.

              (c) The Securities Intermediary shall treat the Collateral Agent as (i) entitled to exercise the rights that comprise any financial asset credited to the Securities Account, and (ii) the "entitlement holder" (within the meaning of Section 8-102 of the UCC), for the benefit of the Secured Parties, with respect to the Securities Account on the books and records of the Securities Intermediary.

              (d) All property delivered to the Securities Intermediary shall be promptly credited to the Securities Account.

              (e) All securities or other property (other than cash) capable of being issued or registered in the name of a Person or in bearer form underlying any financial assets credited to the Securities Account shall be registered in the name of "Jato Operating Corp. pledge account for State Street Bank and Trust Company, as Collateral Agent" or indorsed to the Securities Intermediary or in blank, and in no case shall any such financial asset credited to the Securities Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower, except as provided in Section 5 hereof.

              3. "FINANCIAL ASSETS" ELECTION. Each item of property (whether investment property, financial asset, security, instrument or cash or any other property of any kind) credited to the Securities Account shall be treated as a "financial asset" (within the meaning of Section 8-102(a)(9) of the UCC) under Article 8 of the UCC.

              4. CONTROL BY COLLATERAL AGENT. Upon receipt of a Notice of Exclusive Control, the Securities Intermediary shall: (i) comply with all notifications it receives directing it to transfer or redeem any financial asset in the Securities Account (each an "ENTITLEMENT ORDER") originated by the Collateral Agent without further consent by the Borrower; and (ii) take directions with respect to the Securities Account from the Collateral Agent.

              5.     BORROWER'S RIGHTS IN THE SECURITIES ACCOUNT.

              (a) Except as otherwise provided in this Section 5, the Securities Intermediary shall comply with Entitlement Orders originated by the Borrower without further consent by the Collateral Agent.

              (b) If the Securities Intermediary shall have received from the Collateral Agent a notice of exclusive control substantially in the form of Exhibit A attached (a "NOTICE OF EXCLUSIVE CONTROL"), the Securities Intermediary shall cease:

                     (i) complying with Entitlement Orders or other directions concerning the Securities Account originated by the Borrower; and

                     (ii) distributing to the Borrower earnings, income, dividends, interest, or other distributions on investment property, instruments, money, or other property credited to the Securities Account.

              (c) The Collateral Agent hereby agrees, solely for the benefit of the Borrower and its successors and assigns, that the Collateral Agent will not issue a Notice of Exclusive

Control or any Entitlement Order unless an Event of Default has occurred and is continuing on such date.

              (d) Notwithstanding any contrary provisions hereof, unless and until the Securities Intermediary receives a Notice of Exclusive Control from the Collateral Agent, (i) the Borrower shall have the right to (1) trade and exercise rights over the Securities Account, including Entitlement Orders that would require the Securities Intermediary to make a delivery to or for the account of the Borrower or any other Person and (2) originate Entitlement Orders with respect to the Securities Account and (ii) the Securities Intermediary shall handle, invest, disburse and dispose of all financial assets credited to the Securities Account in accordance with Entitlement Orders or other directions originated by the Borrower.

              (e) Upon receipt of a Notice of Exclusive Control, the Securities Intermediary shall cease complying with any Entitlement Orders originated by the Borrower that would require the Securities Intermediary to make a delivery to or for the account of the Borrower or any other Person, except where the Collateral Agent has confirmed in writing that such delivery is acceptable to the Collateral Agent.

              6. SECURITY INTERMEDIARY'S LIEN. The Securities Intermediary agrees that, except for payment of its fees, commissions and settlement of open orders, it will not assert any lien, encumbrance, claim or right against the Securities Account or any asset carried in the Securities Account.

              7.     SECURITIES INTERMEDIARY'S RESPONSIBILITY.

              (a) The Securities Intermediary shall not be liable to the Collateral Agent (for the benefit of the Secured Parties) for complying with Entitlement Orders from the Borrower that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

              (b) The Securities Intermediary shall not be liable to the Borrower for complying with a Notice of Exclusive Control or with Entitlement Orders originated by the Collateral Agent, even if the Borrower notifies the Securities Intermediary that the Collateral Agent is not legally entitled to issue the Entitlement Order or Notice of Exclusive Control.

              (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement. In particular, the Securities Intermediary need not investigate whether the Collateral Agent is entitled under the Collateral Agent's agreements with the Borrower to give an Entitlement Order or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications that it believes were given by the appropriate party.

              8. STATEMENTS, CONFIRMATIONS, AND NOTICES OF ADVERSE CLAIMS. The Securities Intermediary shall provide to the Collateral Agent duplicate copies of all statements, confirmations and other communications sent by the Securities Intermediary to the Borrower. Except for the claims and interests of the Collateral Agent (for the benefit of the Secured Parties) and of the Borrower, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any financial assets credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset credited thereto, the Securities Intermediary shall notify the Collateral Agent and the Borrower thereof promptly after becoming aware thereof.

              9. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE SECURITIES INTERMEDIARY. The Securities Intermediary hereby represents, warrants and covenants that:

              (a) The Securities Account has been or shall be established as described in Section 1 above, and the Securities Account shall be maintained in the manner set forth herein until termination of this Agreement. The Securities Intermediary shall not change the name or account numbers of the Securities Account without the prior written consent of the Collateral Agent.

              (b) No financial asset is registered in the name of the Borrower, or payable to the Borrower's order, or specifically indorsed to the Borrower, except to the extent that such financial asset has been indorsed to the Securities Intermediary or in blank. Except as otherwise provided in
Section 5 hereof, no financial asset shall be registered in the name of the Borrower or payable to the Borrower's order or specially indorsed to the Borrower, except to the extent that such financial asset has been indorsed to the Securities Intermediary or in blank.

              (c) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

              (d) Other than this Agreement, (i) the Securities Intermediary has not entered into, and until the termination of this Agreement shall not enter into, any agreement with any other Person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders of such Person; and (ii) the Securities Intermediary has not entered into any other agreement with the Borrower or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 4 and Section 5 hereof; provided that, the Collateral Agent acknowledges that the Securities Account is managed on a discretionary basis by the Securities Intermediary on behalf of the Borrower.

              10. INDEMNITY. The Borrower hereby indemnifies and agrees to defend and hold harmless the Securities Intermediary, its officers, directors, employees, and agents against claims, liabilities, and expenses arising out of this Agreement (including attorneys' fees and disbursements), except to the extent that such claims, liabilities, or expenses are caused by or arise from the Securities Intermediary's gross negligence or willful misconduct.

              11. GOVERNING LAW. This Agreement and the Securities Account shall be governed by the laws of the State of New York. Regardless of any provisions in any other agreement, for purposes of the UCC, New York shall be deemed to be the jurisdiction of the Securities Intermediary with respect to the Securities Account and Entitlement Orders related thereto.

              12.    CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

              (a) THE BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING BY THE COLLATERAL AGENT AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATED HERETO MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. AS AN ALTERNATIVE METHOD OF SERVICE, THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 17 HEREOF. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS
SECTION 12 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

              (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATING HERETO.

              13. ENTIRE AGREEMENT. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

              14. AMENDMENTS. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

              15. SEVERABILITY. To the extent a provision of this Agreement is unenforceable, this Agreement shall be construed, to the maximum extent permitted by applicable law, as if the unenforceable provision were omitted.

              16. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

              17. NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested or (c) if sent by prepaid facsimile transmission confirmed by telephone. Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile transmission and confirmed by telephone shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted by facsimile and confirmed by telephone before 4:00 p.m., recipient's time, and if transmitted by facsimile and confirmed by telephone after that time, on the next following Business Day; PROVIDED, HOWEVER, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of thirty (30) days' notice to the other parties in the manner set forth hereinabove. Any communications between the parties hereto or notices provided herein may be given to the following addresses:

       (1)  Collateral Agent:  State Street Bank and Trust Company
                               2 Avenue de Lafayette
                               Boston, MA  02111-174
                               Attention:  Global Investor Services Group
                                  Corporate Trust
                               Telecopy No.:  (617) 662-1465

       Copy to:                Lucent Technologies Inc.
                               283 King George Road
                               Warren, NJ  07059
                               Attention: Assistant Treasurer - Project Finance Telecopy No.: (908) 559-1711

       (2)  Borrower:          Jato Operating Corp.
                               1099 18th Street
                               Suite 800
                               Denver, CO  80202
                               Attention:  Vice President of Finance
                               Telecopy No.:  (303) 226-8305

       Copy to:                Cooley Godward LLP
                               2595 Canyon Boulevard
                               Suite 250
                               Boulder, CO  80302
                               Attention:  Rex R. O'Neal, Esq.
                               Telecopy No.:  (303) 546-4099

       (3)  Securities
            Intermediary:      Lehman Brothers Inc.
                               555 California Street
                               30th Floor
                               San Francisco, CA  94104
                               Attention:  William E. Welsh III, Branch Manager
                               Telecopy No.:  (415) 263-4400

              18. TERMINATION. The rights and powers granted herein to the Collateral Agent have been granted in order to perfect its security interests in the Securities Account for the benefit of the Secured Parties, are powers coupled with an interest and shall be affected neither by the bankruptcy of the Borrower nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interests of the Collateral Agent for the benefit of the Secured Parties in the Securities Account have been terminated and the Collateral Agent has notified the Securities Intermediary of such termination in writing.

              19. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

              20. HEADINGS. Section headings have been inserted in this Agreement as a matter of convenience for reference only, and it is agreed that such section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.



                       (Signatures Follow on Next Page)

              IN WITNESS WHEREOF, the parties have caused this Securities Account Control Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.


                                          JATO OPERATING CORP.


                                          By:
                                               -------------------------------
                                               Name:
                                               Title:


                                          STATE STREET BANK AND TRUST COMPANY,
                                           as Collateral Agent


                                          By:
                                               -------------------------------
                                               Name:
                                               Title:



                                          LEHMAN BROTHERS INC.,
                                           as Securities Intermediary


                                          By:
                                               -------------------------------
                                               Name:
                                               Title:

                                   EXHIBIT A

                     [Letterhead of the Collateral Agent]

                                    [Date]

Lehman Brothers Inc.
555 California Street
30th Floor
San Francisco, CA  94104
Attention:  William E. Welsh III, Branch Manager


                          Notice of Exclusive Control

Ladies and Gentlemen:

          As referenced in the Securities Account Control Agreement (Borrower), dated as of July 14, 1999, among Jato Operating Corp., Lehman Brothers, Inc. and State Street Bank and Trust Company, as Collateral Agent (a copy of which is attached), we hereby give you notice of our exclusive control over securities account number 833-33166-1-3 (the "SECURITIES ACCOUNT") and all financial assets, cash and instruments credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Securities Account or the financial assets, cash and instruments credited thereto from any person other than the undersigned.

               You are instructed to deliver a copy of this notice by facsimile transmission to Jato Operating Corp.



                                   Very truly yours,

                                   STATE STREET BANK AND TRUST
                                   COMPANY, as Collateral Agent

                                   By:
                                       --------------------------
                                       Title

                                                                       EXHIBIT E

                      [FORM OF PLEDGE AGREEMENT (BORROWER)]

                                PLEDGE AGREEMENT
                                   (BORROWER)

         This PLEDGE AGREEMENT (BORROWER), dated as of July 14, 1999, is made between JATO OPERATING CORP., a Delaware corporation (with its successors, the "PLEDGOR") and STATE STREET BANK AND TRUST COMPANY, as collateral agent for and on behalf of and for the benefit of itself, the Administrative Agent (as hereinafter defined) and the Lenders (as hereinafter defined), including without limitation itself in its capacity at any time or from time to time as a Lender (as hereinafter defined) (with its successors in such capacity, the "COLLATERAL AGENT").

                              W I T N E S S E T H:

                  WHEREAS, the Pledgor owns all of the common stock of [____________], a [____________] corporation (with its successors, the "SUBSIDIARY"); and

                  WHEREAS, the Pledgor, Jato Communications Corp., the Lenders, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent (the "ADMINISTRATIVE AGENT"), are parties to a Credit Agreement, dated as of July 14, 1999, (as the same may be amended, supplemented, restated or replaced from time to time, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for making Loans by the Lenders to the Pledgor; and

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms as used herein, have the following respective meanings:

                  "COLLATERAL" has the meaning assigned to such term in
Section 3(a).

                  "COLLATERAL ACCOUNT" has the meaning set forth in the Security Agreement.

                  "EVENT OF DEFAULT" or "EVENTS OF DEFAULT" has any meaning assigned to such terms(s) in the Credit Agreement.

                  "ISSUER" means (1) the Subsidiary and (ii) each other direct subsidiary of the Pledgor that shall hereafter become, in accordance with Section 4, an "ISSUER" for purposes of this Pledge Agreement.

                  "LENDERS" and "LIEN" have the meanings assigned to such terms in the Credit Agreement.

                  "PLEDGED INSTRUMENTS" means (i) the intercompany notes, if any, listed on Exhibit A hereto and (ii) any instrument required to be pledged to the Collateral Agent pursuant to Section 3(b).

                  "PLEDGED SECURITIES" means the Pledged Instruments and the Pledged Stock.

                  "PLEDGED STOCK" means the Subsidiary Shares and any other capital stock or securities required to be pledged to the Collateral Agent pursuant to Section 3(b), and in respect of which such pledge or the Security Interests or both has not been released pursuant to Section 14 or other terms or provisions of this Pledge Agreement.

                  "REQUIRED LENDERS" has the meaning assigned to such term in the Credit Agreement.

                  "SECURED OBLIGATIONS" means, collectively:

                           (i) the Secured Obligations (as defined in the Security Agreement); and

                           (ii) the Pledgor's obligations under this Pledge
                  Agreement.

                  "SECURED PARTIES" means, collectively (i) the Lenders, (ii) the Administrative Agent and (iii) the Collateral Agent.

                  "SECURITY AGREEMENT" means the Security Agreement (Borrower), dated as of July 14, 1999, between tile Pledgor and the Collateral Agent, as the same may be modified, amended, supplemented, restated or replaced and supplemented and in effect from time to time.

                  "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

                  "SUBSIDIARY SHARES" means, in aggregate, (a) the [________] shares in the capital stock of the Subsidiary owned by the Pledgor, which share as at the date hereof is represented by certificate No. [___] issued by the Subsidiary and registered in the name of the Pledgor.

                  "UCC" means the Uniform Commercial Code of the State of New York.

                  Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC as in effect on the date hereof shall have the meanings ascribed thereto in the UCC.

                  SECTION 2. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

                  (a) TITLE TO PLEDGED SECURITIES. The Pledgor owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, is fully paid and nonassessable (if applicable), and is subject to no options to purchase or similar rights of any person, and constitutes all and not less than all the Pledgor's securities of any class in the capital of each Issuer. The Pledgor is not and agrees that it will not become a party to or otherwise bound by any agreement, other than this Pledge Agreement or any of the Loan Documents, which might affect or restrict in any manner the rights of the Collateral Agent or the other Secured Parties or both or any present or future holder of any of the Pledged Stock with respect thereto.

                  (b) VALIDITY, PERFECTION AND PRIORITY OF SECURITY INTERESTS. Upon the delivery in New York of the Pledged Instruments and the certificates representing the Pledged Stock to the Collateral Agent in accordance with Section 3 hereof, the Collateral Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. If the Collateral is held in New, York. then no registration, recordation or filing with any governmental body, agency or official is required under New York law in connection with the execution or delivery of this Pledge Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of' the Security Interests (other than filing of appropriate financing statements in New York pursuant to the UCC). Neither the Pledgor nor the Subsidiary has performed or will perform any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Pledge Agreement or which would limit the Collateral Agent in any such enforcement.

                  SECTION 3. THE SECURITY INTERESTS. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Pledgor hereunder:

                  (a) The Pledgor hereby assigns, transfers and pledges to the Collateral Agent for the benefit of itself and the other Secured Parties and grants to the Collateral Agent for the benefit of itself and the other Secured Parties a security interest in the Pledged Securities, and all of its rights and privileges with respect thereto, all renewals thereof, substitutions therefor and accretions thereto, all proceeds, income and profits thereon, and all dividends (in cash or specie) and other payments and distributions with respect thereto and all securities and certificates therefor which shall be from time to time held by the Collateral Agent in safe custody (all such securities, renewals thereof, accretions thereto, proceeds thereof and income therefrom, collectively but excluding any Collateral released or distributable from time to time pursuant to Sections 6, Section 14 or other terms or provisions of this Pledge Agreement, the "COLLATERAL"), as general and continuing collateral security and as a pledge, assignment and transfer, all the foregoing being subject to the Pledgor's rights under Sections 6 and 7. Contemporaneously with the execution and delivery hereof, the Pledgor is delivering the Pledged Instruments and the certificates representing the Pledged Stock

                  (b) Subject to Section 6, in the event that (i) any Issuer other than the Subsidiary at any time issues shares of capital stock of any class to the Pledgor, (ii) any Issuer at any time issues to the Pledgor any Collateral in addition to the Subsidiary Shares, including without limitation shares of any class or series in its capital issued in respect of any new equity investment or other consideration of any kind from the Pledgor, or any additional or substitute certificates and/or shares of capital stock of any class, including without limitation any certificates and/or shares representing a stock dividend, a stock split or a distribution in connection with any reclassification, increase, reduction or return of capital or issued in connection with any recapitalization or any reorganization, options or rights, whether as an addition to, in substitution or exchange for the Subsidiary Shares, any of the Pledged Securities or other Collateral, or otherwise, or (iii) any Issuer at any time issues any note or substitute note, or owes any other Indebtedness to the Pledgor, the Pledgor shall accept the same as agent for and hold the same in trust for the benefit of the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, with the endorsement in blank of the Pledgor accompanied by stock powers executed by the Pledgor when necessary or appropriate, in the opinion of and in form and substance satisfactory to, the Collateral Agent, acting reasonably, to be held by the Collateral Agent as additional security for the Secured Obligations, and such shall thereupon be deemed included in the Collateral for all purposes of this Pledge Agreement and made subject to the Security Interests, and the Pledgor will immediately pledge to and deposit with the Collateral Agent certificates representing all such shares and such note or an instrument evidencing such other Indebtedness or such other Collateral as additional security for the Secured Obligations. All such shares, notes and instruments constitute Pledged Securities and are subject to all provisions of this Pledge Agreement.

                  (c) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor or the Issuers with respect to any of the Collateral or any transaction in connection therewith.

                  (d) All Pledged Instruments delivered to the Collateral Agent by the Pledgor pursuant hereto shall be endorsed in suitable form for transfer by endorsement and delivery by the Collateral Agent, and accompanied by any required transfer tax stamps, all in form and Substance satisfactory to the Collateral Agent. All certificates representing Pledged Stock delivered to the Collateral Agent by the Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or contract notes, where applicable, in blank, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

                  SECTION 4. FILING FURTHER ASSURANCES.

                  (a) The Pledgor agrees that it will, in such manner and form as the Collateral Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that the Collateral Agent reasonably may determine to be necessary or desirable in order to create, preserve, perfect or validate any Security Interest or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, whenever any person other than the Subsidiary shall become a subsidiary of the Pledgor, such subsidiary shall automatically become an Issuer and the Pledgor shall, if requested by the Collateral Agent, promptly deliver to the Collateral Agent an opinion of counsel to the Pledgor covering such matters relating to the validity, perfection and priority of the Security Interests in the Pledged Securities of such Issuer as the Collateral Agent shall reasonably request.

                  (b) The Pledgor agrees that it shall notify the Collateral Agent in writing at least twenty (20) days prior to any change of name of the Pledgor.

                  SECTION 5. FORM OF SHARES. The certificates representing any of the Pledged Stock or other shares included in the Collateral at any time shall be free of any restrictive or cautionary legends other than with respect to the Securities Act of 1933 or blue sky laws.

                  SECTION 6. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL.

                  (a) So long as no Event of Default shall at any applicable time have occurred and be continuing, the Pledgor shall have the right to receive all dividends (in cash or specie), interest, returns of capital and other payments or distributions made upon or with respect to, and all options and rights issued in connection with, the Collateral.

                  (b) The Collateral Agent shall, upon the occurrence and during the continuance of an Event of Default, have the right to receive (for deposit in the Collateral Account, if cash) and to retain as Collateral hereunder all dividends (in cash or specie), interest and other payments and distributions made upon or with respect to the Collateral and the Pledgor shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by the Pledgor, upon the occurrence and during the continuance of an Event of Default, shall be received in trust for the benefit of the Collateral Agent and the other Secured Parties and, if the Collateral Agent so directs, upon the occurrence and during the continuance of an Event of Default, shall be segregated from other funds of the Pledgor and shall, forthwith upon demand by the Collateral Agent during the continuance of an Event of Default, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement, and accompanied by any necessary stock powers executed by the Pledgor). After all Events of Default have been cured, the Collateral Agent's right to retain dividends, interest and other payments and distributions under this Section 6 shall cease and the Collateral Agent shall pay over to the Pledgor any such Collateral retained by the Collateral Agent during the continuance of an Event of Default.

                  SECTION 7. RIGHT TO VOTE PLEDGED STOCK. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock.

                  If an Event of Default shall have occurred and be continuing, then the Collateral Agent shall have the right to the extent permitted or recognized by law, and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

                  SECTION 8. GENERAL AUTHORITY. The Pledgor hereby irrevocably (to the extent permitted or recognized by law) appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Collateral Agent and the other Secured Parties or otherwise, for the sole use and benefit of the Collateral Agent and the other Secured Parties to the extent permitted or recognized by law, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                           (i) to demand, sue for, collect, receive and give
                  acquittance for any and all moneys due or to become due upon or by virtue thereof,

                           (ii) to settle, compromise, compound, prosecute or
                  defend any action or proceeding with respect thereto,

                           (iii) to sell, transfer, assign or otherwise deal in
                  or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

                           (iv) to extend the time of payment of any or all
                  thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Collateral Agent shall give the Pledgor not less than fifteen days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market.

                  SECTION 9. REMEDIES UPON EVENT OF DEFAULT.

                  (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC and, in addition, the Collateral Agent may, without obligation to resort to other security under any other Security Documents or to recourse against any other guarantor (including without limitation the Subsidiary), surety or other person liable, and without being required to give any notice, except as herein provided or as may be required by mandatory provisions of applicable law, (a) apply the cash, if any, then held by it as Collateral as specified in Section 12, and
(b) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any parts thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent, acting reasonably, may deem satisfactory. The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations at any private sale) and thereafter hold the same, absolutely, free from any equity or right of redemption, or other right or claim of whatsoever kind.

                  (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, neither the Collateral Agent nor any Secured Party shall, without first obtaining approval of a Governmental Authority, take any action pursuant to this Pledge Agreement or any other Loan Document which would constitute or result in an assignment of any License held by the Pledgor or any of its Subsidiaries, or which would constitute a transfer of control of any

Subsidiary that holds a License (including without limitation, any voting of the Pledged Stock), if such assignment or transfer would require, under the existing applicable law, the prior approval of such Governmental Authority. The Pledgor agrees to take, and the Pledgor agrees to cause each of its Subsidiaries to take, in each case upon the occurrence and during the continuance of an Event of Default, any action that the Collateral Agent may reasonably request in order to obtain from any Governmental Authority such approval as may be necessary to enable the Collateral Agent to transfer the Pledged Securities pursuant to this Pledge Agreement, the Loan Documents and each other agreement, instrument and document delivered to the Collateral Agent in connection herewith and therewith, including specifically, at the expense of the Pledgor, the use of the Pledgor's and each of its Subsidiaries' commercially reasonable efforts to assist in obtaining approval of such Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with such Governmental Authority, the assignor's or transferor's portion of any application or applications for consent to the transfer of any Pledged Securities necessary or appropriate under the rules and regulations of such Governmental Authority for approval of any sale or sales of any of the Collateral by or on behalf of the Collateral Agent or any assumption by the Collateral Agent of voting rights relating thereto effected in accordance with the terms of this Agreement.

                  SECTION 10. EXPENSES. The Pledgor agrees that it will forthwith upon demand pay the following amounts:

                           (i) the amount of any taxes which the Collateral
                  Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                           (ii) the amount of any and all out-of-pocket
                  expenses, including the reasonable fees and disbursements of counsel and of any other experts employed to evaluate, protect or realize the value of the Collateral, which the Collateral Agent may incur in connection with (w) the administration or enforcement of this Pledge Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

                  Any such amount not paid on demand shall bear interest for each day until paid at the Alternate Base Rate plus the Applicable Rate plus two percent (2%) per annum for such day.

                  SECTION 11. LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any proceeds thereof or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent, as the case may be, in good faith. Without limitation of the foregoing, and except as specifically provided for in this Pledge Agreement, or otherwise as might be required by applicable laws, the Collateral Agent and the other Secured Parties shall have no duty to send any notices, perform any services, vote, pay, exercise any options or make any elections with respect to, or pay any taxes or charges associated with, or otherwise take any other action of any kind with respect to the Collateral.

                  SECTION 12. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any parts of the Collateral and any cash held shall be applied by the Collateral Agent in payment of the Secured Obligations, in accordance with the Credit Agreement.

                  SECTION 13. APPOINTMENT OF CO-COLLATERAL AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-collateral agent or co-collateral agents, jointly with the Collateral Agent, or to act as separate collateral agent or collateral agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

                  SECTION 14. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.

                  (a) Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Pledgor.

                  (b) At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release all or any part of the Collateral in accordance with the Credit Agreement, whereupon the Security Interests in such released Collateral shall terminate and the rights to such released Collateral shall revert to the Pledgor.

                  (c) Upon any such termination of the Security Interest or release of Collateral, the Collateral Agent will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

                  SECTION 15. NOTICES. All notices, requests and other communications to any party hereunder shall be given in accordance with
Section 9.01 of the Credit Agreement.

                  SECTION 16. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right under the Credit Agreement or this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Pledge Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

                  SECTION 17. SUCCESSORS AND ASSIGNS. This Pledge Agreement is for the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Pledge Agreement shall be binding on the Pledgor and its assigns and the rights of the Pledgor hereunder shall inure to the benefit of the Pledgor's permitted assigns.

                  SECTION 18. CHANGES IN WRITING. Neither this Pledge Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by Pledgor and the Collateral Agent with the consent of the Required Lenders (or in the case of Section 14, all of the Lenders).

                  SECTION 19. ATTACHMENT. The Security Interests are intended to attach and take effect forthwith upon the execution of this Pledge Agreement and Pledgor acknowledges that value has been given and that the Pledgor has rights in the Collateral. With respect to any Collateral which is in addition to, or which is a renewal, replacement or substitution for any of the Collateral (as constituted on the date hereto) the Security Interests created hereby are intended to attach and take effect at the time of such addition, renewal, replacement or substitution, and the Pledgor represents and warrants that it shall have rights in such Collateral at the time of such addition, renewal, replacement or substitution, as the case may be.

                  SECTION 20. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 21. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 22. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart.

                        (Signatures Follow on Next Page)

         IN WITNESS WHEREOF, the par-ties hereto have caused this Pledge Agreement (Borrower) to be duly executed by their respective authorized officers as of the day and year first above written.

                                   JATO OPERATING CORP.


                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                   STATE STREET BANK AND TRUST
                                   COMPANY, as Collateral Agent

                                   By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT A

                              INTERCOMPANY NOTES

                                                                       Exhibit F

                               PLEDGE AGREEMENT

                                   (PARENT)

          This PLEDGE AGREEMENT (PARENT), dated as of July 14, 1999, is made between JATO COMMUNICATIONS CORP., a Delaware corporation (with its successors, the "PLEDGOR") and STATE STREET BANK AND TRUST COMPANY, as collateral agent for and on behalf of and for the benefit of itself, the Administrative Agent (as hereinafter defined) and the Lenders (as hereinafter defined), including without limitation itself in its capacity at any time or from time to time as a Lender (as hereinafter defined) (with its successors in such capacity, the "COLLATERAL AGENT").

                              W I T N E S S E T H:

          WHEREAS, the Pledgor owns all of the common stock of Jato Operating Corp., a corporation organized under the laws of Delaware (with its successors, the "SUBSIDIARY"); and

          WHEREAS, the Subsidiary, the Pledgor, the Lenders, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent (the "ADMINISTRATIVE AGENT"), are parties to a Credit Agreement, dated as of July 14, 1999 (as the same may be amended, supplemented, restated or replaced from time to time, the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for making Loans by the Lenders to the Subsidiary; and

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms as used herein, have the following respective meanings:

          "COLLATERAL" has the meaning assigned to such term in Section 3(a).

          "COLLATERAL ACCOUNT" has the meaning set forth in the Security Agreement.

          "EVENT OF DEFAULT" or "EVENTS OF DEFAULT" has any meaning assigned to such term(s) in the Credit Agreement.

          "LENDERS" and "LIEN" have the meanings assigned to such terms in the Credit Agreement.

          "PLEDGED INSTRUMENTS" means (i) the intercompany notes, if any, listed on Exhibit A hereto and (ii) any instrument required to be pledged to the Collateral Agent pursuant to Section 3(b).

          "PLEDGED SECURITIES" means the Pledged Instruments and the Pledged Stock.

          "PLEDGED STOCK" means the Subsidiary Shares and any other capital stock or securities required to be pledged to the Collateral Agent pursuant to Section 3(b), and in respect of which such pledge or the Security Interests or both has not been released pursuant to Section 14 or other terms or provisions of this Pledge Agreement.

          "REQUIRED LENDERS" has the meaning assigned to such term in the Credit Agreement.

          "SECURED OBLIGATIONS" means, collectively:

               (i)  all amounts payable by the Pledgor under any Loan Document;
          and

               (ii) the Pledgor's obligations under this Pledge Agreement.

          "SECURED PARTIES" means, collectively (i) the Lenders, (ii) the Administrative Agent and (iii) the Collateral Agent.

          "SECURITY AGREEMENT" means the Security Agreement (Parent), dated as of July 14, 1999, between the Pledgor and the Collateral Agent, as the same may be modified, amended, supplemented, restated or replaced and supplemented and in effect from time to time.

          "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

          "SUBSIDIARY SHARES" means the 1,100 shares in the capital stock of the Subsidiary owned by the Pledgor, which shares as at the date hereof are represented by certificates Nos. CS-1 and CS-2 issued by the Subsidiary and registered in the name of the Pledgor.

          "UCC" means the Uniform Commercial Code of the State of New York.

          Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC as in effect on the date hereof shall have the meanings ascribed thereto in the UCC.

          SECTION 2. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

          (a) TITLE TO PLEDGED SECURITIES. The Pledgor owns all of the Pledged Securities, free and clear of any Liens other than the Security Interests. All of the Pledged Stock has been duly authorized and validly issued, is fully paid and nonassessable (if applicable), and is subject to no options to purchase or similar rights of any person, and constitutes all and not less than all the Pledgor's securities of any class in the capital of the Subsidiary. The Pledgor is not and agrees that it will not become a party to or otherwise bound by any agreement, other than this Pledge Agreement or any of the Loan Documents, which might affect or restrict in any manner the rights of the Collateral Agent or the other Secured Parties or both or any present or future holder of any of the Pledged Stock with respect thereto.

          (b) VALIDITY, PERFECTION AND PRIORITY OF SECURITY INTERESTS. Upon the delivery in New York or Massachusetts of the Pledged Instruments and the certificates representing the Pledged Stock to the Collateral Agent in accordance with Section 3 hereof, the Collateral Agent will have valid and perfected security interests in the Collateral subject to no prior Lien. If the Collateral is held in Massachusetts, then no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Pledge Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Pledgor nor the Subsidiary has performed or will perform any acts which might prevent the Collateral Agent from enforcing any of the terms and conditions of this Pledge Agreement or which would limit the Collateral Agent in any such enforcement.

          SECTION 3. THE SECURITY INTERESTS. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Pledgor hereunder:

          (a) The Pledgor hereby assigns, transfers and pledges to the Collateral Agent for the benefit of itself and the other Secured Parties and grants to the Collateral Agent for the benefit of itself and the other Secured Parties a security interest in the Pledged Securities, and all of its rights and privileges with respect thereto, all renewals thereof, substitutions therefor and accretions thereto, all proceeds, income and profits thereon, and all dividends (in cash or specie) and other payments and distributions with respect thereto and all securities and certificates therefor which shall be from time to time held by the Collateral Agent in safe custody (all such securities, renewals thereof, accretions thereto, proceeds thereof and income therefrom, collectively but excluding any Collateral released or distributable from time to time pursuant to Section 6,
Section 14 or other terms or provisions of this Pledge Agreement, the "COLLATERAL"), as general and continuing collateral security and as a pledge, assignment and transfer, all the foregoing being subject to the Pledgor's rights under Sections 6 and 7. Contemporaneously with the execution and delivery hereof, the Pledgor is delivering the Pledged Instruments and the certificates representing the Pledged Stock.

          (b) Subject to Section 6, in the event that the Subsidiary (i) at any time issues to the Pledgor any Collateral in addition to the Subsidiary Shares, including without limitation shares of any class or series in its capital issued in respect of any new equity investment or other consideration of any kind from the Pledgor, or any additional or substitute certificates and/or shares of capital stock of any class, including without limitation any certificates and/or shares representing a stock dividend, a stock split or a distribution in connection with any reclassification, increase, reduction or return of capital or issued in connection with any recapitalization or any reorganization, options or rights, whether as an addition to, in substitution or exchange for the Subsidiary Shares, any of the Pledged Securities or other Collateral, or otherwise, or (ii) at any time issues any note or substitute note, or owes any other Indebtedness to the Pledgor, the Pledgor shall accept the same as agent for and hold the same in trust for the benefit of the Secured Parties and deliver the same forthwith to the Collateral Agent in the exact form received, with the endorsement in blank of the Pledgor accompanied by stock powers executed by the Pledgor when necessary or appropriate, in the opinion of and in form and substance satisfactory to, the Collateral Agent, acting reasonably, to be held by the Collateral Agent as additional security for the Secured Obligations, and such shall thereupon be deemed included in the Collateral for all purposes of this Pledge Agreement and made subject to the Security Interests, and the Pledgor will immediately pledge to and deposit with the Collateral Agent certificates representing all such shares and such note or an instrument evidencing such other Indebtedness or such other Collateral as additional security for the Secured Obligations. All such shares, notes and instruments constitute Pledged Securities and are subject to all provisions of this Pledge Agreement.

          (c) The Security Interests are granted as security only and shall not subject the Collateral Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor or the Subsidiary with respect to any of the Collateral or any transaction in connection therewith.

          (d) All Pledged Instruments delivered to the Collateral Agent by the Pledgor pursuant hereto shall be endorsed in suitable form for transfer by endorsement and delivery by the Collateral Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. All certificates representing Pledged Stock delivered to the Collateral Agent by the Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or contract notes, where applicable, in blank, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

          SECTION 4.  FILING FURTHER ASSURANCES. (a)    The Pledgor agrees
that it will, in such manner and form as the Collateral Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that the Collateral Agent reasonably may determine to be necessary or desirable in order to create, preserve, perfect or validate any Security Interest or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to any of the Collateral.

          (b) The Pledgor agrees that it shall notify the Collateral Agent in writing at least twenty (20) days prior to any change of name of the Pledgor.

          SECTION 5. FORM OF SHARES. The certificates representing any of the Pledged Stock or other shares included in the Collateral at any time shall be free of any restrictive or cautionary legends other than with respect to the Securities Act of 1933 or state blue sky laws.

          SECTION 6. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL. (a) So long as no Event of Default shall at any applicable time have occurred and be continuing, the Pledgor shall have the right to receive all dividends (in cash or specie), interest, returns of capital and other payments or distributions made upon or with respect to, and all options and rights issued in connection with, the Collateral.

          (b) The Collateral Agent shall, upon the occurrence and during the continuance of an Event of Default, have the right to receive (for deposit in the Collateral Account, if cash) and to retain as Collateral hereunder all dividends (in cash or specie), interest and other payments and distributions made upon or with respect to the Collateral and the Pledgor shall take all such action as the Collateral Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by the Pledgor, upon the occurrence and during the continuance of an Event of Default, shall be received in trust for the benefit of the Collateral Agent and the other Secured Parties and, if the Collateral Agent so directs, upon the occurrence and during the continuance of an Event of Default, shall be segregated from other funds of the Pledgor and shall, forthwith upon demand by the Collateral Agent during the continuance of an Event of Default, be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement, and accompanied by any necessary stock powers executed by the Pledgor). After all Events of Default have been cured, the Collateral Agent's right to retain dividends, interest and other payments and distributions under this Section 6 shall cease and the Collateral Agent shall pay over to the Pledgor any such Collateral retained by the Collateral Agent during the continuance of an Event of Default.

          SECTION 7. RIGHT TO VOTE PLEDGED STOCK. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock.

          If an Event of Default shall have occurred and be continuing, then the Collateral Agent shall have the right to the extent permitted or recognized by law, and the Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

          SECTION 8. GENERAL AUTHORITY. The Pledgor hereby irrevocably (to the extent permitted or recognized by law) appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Pledgor, the Collateral Agent and the other Secured Parties or otherwise, for the sole use and benefit of the Collateral Agent and the other Secured Parties to the extent permitted or recognized by law, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

               (i) to demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof,

               (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

               (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

               (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Collateral Agent shall give the Pledgor not less than fifteen days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market.

          SECTION 9.  REMEDIES UPON EVENT OF DEFAULT.

          (a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC and, in addition, the Collateral Agent may, without obligation to resort to other security under any other Security Documents or to recourse against any other guarantor (including without limitation the Subsidiary or any other Guarantor Subsidiary), surety or other person liable, and without being required to give any notice, except as herein provided or as may be required by mandatory provisions of applicable law, (a) apply the cash, if any, then held by it as Collateral as specified in Section 12, and (b) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any parts thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent, acting reasonably, may deem satisfactory. The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations at any private sale) and thereafter hold the same, absolutely, free from any equity or right of redemption, or other right or claim of whatsoever kind.

          (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, neither the Collateral Agent nor any Secured Party shall, without first obtaining approval of a Governmental Authority, take any action pursuant to this Pledge Agreement or any other Loan Document which would constitute or result in an assignment of any License held by the Pledgor, the Subsidiary or any of its subsidiaries, or which would constitute a transfer of control of the Subsidiary or any of its subsidiaries that hold a License (including without limitation, any voting of the Pledged Stock), if such assignment or transfer would require, under the existing applicable law, the prior approval of such Governmental Authority. The Pledgor agrees to take, and the Pledgor agrees to cause the Subsidiary and each of its subsidiaries to take, in each case upon the occurrence and during the continuance of an Event of Default, any action that the Collateral Agent may reasonably request in order to obtain from any Governmental Authority such approval as may be necessary to enable the Collateral Agent to transfer the Pledged Securities pursuant to this Pledge Agreement, the Loan Documents and each other agreement, instrument and document delivered to the Collateral Agent in connection herewith and therewith, including specifically, at the expense of the Pledgor, the use of the Pledgor's and the Subsidiary's and each of its subsidiaries' commercially reasonable efforts to assist in obtaining approval of such Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with such Governmental Authority, the assignor's or transferor's portion of any application or applications for consent to the transfer of any Pledged Securities necessary or appropriate under the rules and regulations of such Governmental Authority for approval of any sale or sales of any of the Collateral by or on behalf of the Collateral Agent or any assumption by the Collateral Agent of voting rights relating thereto effected in accordance with the terms of this Agreement.

          SECTION 10. EXPENSES. The Pledgor agrees that it will forthwith upon demand pay the following amounts:

               (i) the amount of any taxes which the Collateral Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

               (ii) the amount of any and all out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts employed to evaluate, protect or realize the value of the Collateral, which the Collateral Agent may incur in connection with
          (w) the administration or enforcement of this Pledge Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (x) the collection, sale or other disposition of any of the Collateral, (y) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (z) any Default or Event of Default.

          Any such amount not paid on demand shall bear interest for each day until paid at the Alternate Base Rate plus the Applicable Rate plus two percent (2%) per annum for such day.

          SECTION 11. LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any proceeds thereof or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Collateral Agent, as the case may be, in good faith. Without limitation of the foregoing, and except as specifically provided for in this Pledge Agreement, or otherwise as might be required by applicable laws, the Collateral Agent and the other Secured Parties shall have no duty to send any notices, perform any services, vote, pay, exercise any options or make any elections with respect to, or pay any taxes or charges associated with, or otherwise take any other action of any kind with respect to the Collateral.

          SECTION 12. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any parts of the Collateral and any cash held shall be applied by the Collateral Agent in payment of the Secured Obligations, in accordance with the Credit Agreement.

          SECTION 13. APPOINTMENT OF CO-COLLATERAL AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-collateral agent or co-collateral agents, jointly with the Collateral Agent, or to act as separate collateral agent or collateral agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

          SECTION 14.  TERMINATION OF SECURITY INTERESTS; RELEASE OF
COLLATERAL.

          (a) Upon the repayment in full of all Secured Obligations and the termination of the Commitments under the Credit Agreement, the Security Interests shall terminate and all rights to the Collateral shall revert to the Pledgor.

          (b) At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent may release all or any part of the Collateral in accordance with the Credit Agreement, whereupon the Security Interests in such released Collateral shall terminate and the rights to such released Collateral shall revert to the Pledgor.

          (c) Upon any such termination of the Security Interest or release of Collateral, the Collateral Agent will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

          SECTION 15. NOTICES. All notices, requests and other communications to any party hereunder shall be given in accordance with
Section 9.01 of the Credit Agreement.

          SECTION 16. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Pledge Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right under the Credit Agreement or this Pledge Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Pledge Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

          SECTION 17. SUCCESSORS AND ASSIGNS. This Pledge Agreement is for the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.
This Pledge Agreement shall be binding on the Pledgor and its assigns and the rights of the Pledgor hereunder shall inure to the benefit of the Pledgor's permitted assigns.

          SECTION 18. CHANGES IN WRITING. Neither this Pledge Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by Pledgor and the Collateral Agent with the consent of the Required Lenders (or in the case of Section 14, all of the Lenders).

          SECTION 19. ATTACHMENT. The Security Interests are intended to attach and take effect forthwith upon the execution of this Pledge Agreement and Pledgor acknowledges that value has been given and that the Pledgor has rights in the Collateral. With respect to any Collateral which is in addition to, or which is a renewal, replacement or substitution for any of the Collateral (as constituted on the date hereto) the Security Interests created hereby are intended to attach and take effect at the time of such addition, renewal, replacement or substitution, and the Pledgor represents and warrants that it shall have rights in such Collateral at the time of such addition, renewal, replacement or substitution, as the case may be.

          SECTION 20. GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 21. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          SECTION 22. COUNTERPARTS. This Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement (Parent) to be duly executed by their respective authorized officers as of the day and year first above written.


                                   JATO COMMUNICATIONS CORP.

                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                   STATE STREET BANK AND TRUST COMPANY, as
                                   Collateral Agent

                                    By:
                                       ---------------------------------
                                       Title:

                                  EXHIBIT A

                              INTERCOMPANY NOTES

None

                                                                       EXHIBIT G



               [On Southwestern Bell Telephone Company letterhead]

STATE STREET BANK AND TRUST COMPANY,
   as Collateral Agent (the "Collateral Agent"),
LUCENT TECHNOLOGIES INC.,
   as Administrative Agent (the "Administrative Agent"), and
   The Lenders (the "Lenders")
   Under that certain Credit Agreement
   Among the Collateral Agent, the Administrative Agent,
   The Lenders, Jato Communications Corp. and Jato Operating Corp.:


                           SOUTHWESTERN BELL TELEPHONE COMPANY ("SWBT") is the owner and landlord of certain real property and the improvements thereon (the "Premises"), including SWBT's Central Offices, within its seven-state region. Pursuant to that certain Interconnection Agreement between SWBT and JATO Communications Corp. (together with its subsidiary, JATO Operating Corp., and its other subsidiaries, "JATO") made as of _______________ ("Interconnection Agreement"), related SWBT tariffs and applicable law, JATO has the right to place certain of its own personal property or equipment (collectively, "Equipment") on some or all of the Premises from time to time. Equipment thus placed by JATO on the Premises from time to time is deemed, as between SWBT and JATO, to be the personal property of JATO even though it may be placed on or affixed to the Premises.

                           SWBT represents and warrants that it does not now assert, claim or possess, and SWBT agrees that it shall not hereafter assert, claim or possess, any right, title or interest in, to and under any Equipment placed or to be placed by JATO on the Premises under the Interconnection Agreement and related SWBT tariffs. SWBT will not oppose, subject to the procedures set forth herein, any reasonable attempt by the Collateral Agent or any Lender, or any successor in interest or assignee or agent of any such person (the "Secured Parties"), to exercise any legal right any Secured Party may have with respect to the Equipment, including, without limitation, to take possession and dispose of the Equipment. In the event that a Secured Party has cause to exercise any of its legal rights in the Equipment and intends to reclaim possession of all or part of the Equipment, then upon 30 business days prior written notice to SWBT, or other mutually agreed period in unusual circumstances, SWBT will remove, at JATO's expense, any specified Equipment from its Central Offices or other Premises and will make such Equipment available to a Secured Party from a safe and secure storage location where possession of the Equipment may be transferred from SWBT to the Secured Party.

                           Without limiting the foregoing, any right or interest in the Equipment which SWBT now has or may hereafter acquire because of the location or installation of the Equipment on the Premises or otherwise (including, without limitation, any claim by SWBT or any party holding a lien on, or security interest in, the Premises that claims a lien on, or security interest in, the Equipment as a fixture attached to the Premises) is hereby made subject, subordinate and inferior to the right, title and interest of Secured Parties in and to the Equipment, whether such right, title and interest is now existing or hereafter created. This letter shall not prohibit SWBT from bringing any legal actions against JATO for non-payment of charges otherwise due; provided that no legal action shall be taken that results in the creation of any lien on, or security interest in, or would otherwise interfere with the rights of JATO or any Secured Party in, any Equipment now or hereafter placed by JATO on the Premises under the Interconnection Agreement and related SWBT tariffs.

                           This letter is furnished by SWBT solely at JATO's request and to facilitate the efforts of JATO to finance the purchase of equipment that JATO proposes to place on the Premises pursuant to JATO's rights under the Interconnection Agreement, related SWBT tariffs and applicable law, and this letter is not intended to alter, and shall not have the effect of altering, the rights and obligations of either JATO or SWBT under their existing contractual and other arrangements.

                           Sincerely,


                           ----------------------------------------------------
                           By SOUTHWESTERN BELL, TELEPHONE COMPANY On Behalf of Itself, its Successors and Assigns [name, title and date]

                                                                       EXHIBIT H

                    [FORM OF SECURITY AGREEMENT (PARENT)]

                         SECURITY AGREEMENT (PARENT)

       This SECURITY AGREEMENT (PARENT), dated as of July 14, 1999, is made between JATO COMMUNICATIONS CORP., a Delaware corporation (with its successors, the "Company"), and STATE STREET BANK AND TRUST COMPANY, as Collateral Agent for the Administrative Agent and the Lenders (each term as defined below) (with its successors in such capacity, the "Collateral Agent").

                             W I T N E S S E T H:

       WHEREAS, the Company, Jato Operating Corp. (the "Borrower"), certain lenders (the "Lenders"), the Collateral Agent, and Lucent Technologies Inc., as administrative agent (the "Administrative Agent"), are parties to a Credit Agreement, dated as of July 14, 1999 (as the same may be amended, restated or supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower;

       WHEREAS, in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as defined below) to secure the Borrower's and its obligations under the Loan Documents (as defined below), including, without limitation, the Borrower's and its obligations under the Credit Agreement; and

       WHEREAS, the Lenders have appointed the Collateral Agent to act as their collateral agent in connection with the foregoing transactions;

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

       "ACCOUNTS" means all "ACCOUNTS" (as defined in the UCC) now owned or hereafter acquired by the Company and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property by it or the performance of services by it or both (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial

Code in effect in any jurisdiction) and all of the Company's rights in, to and under all purchase orders for goods, services or other property, and all of the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or other property or the performance of services by it or both (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

       "BORROWER-RELATED COLLATERAL" means all Accounts, General Intangibles and Instruments representing obligations of the Borrower to the Company or other rights of the Company in respect of the Borrower, all books and records of the Company pertaining to any such Accounts, General Intangibles and Instruments and all Proceeds of or substitutions for any such Accounts, General Intangibles and Instruments.

       "COLLATERAL" has the meaning set forth in Section 3(a).

       "COLLATERAL ACCOUNT" has the meaning set forth in Section 5(a).

       "COPYRIGHT LICENSE" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence.

       "COPYRIGHT SECURITY AGREEMENT" means a Copyright Security Agreement executed and delivered by the Company in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit D hereto, as the same may be amended from time to time.

       "COPYRIGHTS" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all intellectual property rights to works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (ii) all reissues, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

       "DEPOSIT ACCOUNTS" shall mean all deposit accounts (as defined in the UCC) of the Company including, without limitation, any demand, time, savings, passbook or like account maintained by the Company with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of the Company, whether or not deposited in any such deposit account, and all certificates and instruments, if any, from time to time representing, evidencing or deposited into such accounts.

       "DOCUMENTS" means all "DOCUMENTS" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired, by the Company.

       "EQUIPMENT" means all "EQUIPMENT" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all motor vehicles, trucks, and trailers other than equipment acquired in connection with Indebtedness of the type permitted under Section 6.01(viii) of the Credit Agreement.

       "EXCLUDED CONTRACTS" shall mean one or more contracts which by their terms would be breached by the grant of the security interests created therein pursuant to the terms of this Agreement or with respect to which the granting of a security interest is prohibited under applicable law (it being understood and agreed, however, that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any Excluded Contract shall be subject to the security interests created pursuant to this Agreement).

       "GENERAL INTANGIBLES" means all "GENERAL INTANGIBLES" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, (i) all obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (ii) all Copyright Licenses, Copyrights, Patent Licenses, Patents, Trademark Licenses, Trademarks, rights in intellectual property, goodwill, trade names, service marks, trade secrets, permits and licenses, (iii) all rights or claims in respect of refunds for taxes paid and (iv) all rights in respect of any pension plan or similar arrangement maintained for employees of any member of the Loan Parties other than general intangibles acquired in connection with Indebtedness of the type permitted under Section 6.01(viii) of the Credit Agreement.

       "INSTRUMENTS" means all "INSTRUMENTS", "CHATTEL PAPER" or "LETTERS OF CREDIT" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company, but Instruments shall exclude Instruments representing Indebtedness owing to the Company by any of its subsidiaries other than the Borrower or to the extent pledged pursuant to the Pledge Agreement (Parent).

       "INVENTORY" means all "INVENTORY" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto other than inventory acquired in connection with Indebtedness of the type permitted under Section 6.01(viii) of the Credit Agreement.

       "INVESTMENT PROPERTY" shall mean and include all of the Company's investment property (as defined in the UCC) and all of the Company's other securities (whether certificated or uncertificated), security entitlements, financial assets, securities accounts, commodity contracts, and commodity accounts (as each such term is defined in the UCC), including all substitutions and additions thereto, all dividends, distributions and sums distributable or payable from, upon, or in respect of such property, and all rights and privileges incident to such property, but Investment Property shall exclude the Company's interest in its subsidiaries other than the Borrower or to the extent pledged pursuant to the Pledge Agreement (Parent).

       "LIQUID INVESTMENTS" means an investment meeting the criteria set forth in Section 5(e).

       "LICENSES" means any license, approval or other authorization issued by the Federal Communications Commission or any state public utility commission or any other Governmental Authority having jurisdiction over the telecommunications business.

       "LOCKBOX ACCOUNT" means a "Lockbox Account" established under a Lockbox Agreement.

       "LOCKBOX AGREEMENT" means a Lockbox Agreement among the Company, the Collateral Agent and a Lockbox Bank substantially in the form of Exhibit F hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent.

       "LOCKBOX BANK" means a "money center" commercial bank selected by the Company and satisfactory to the Collateral Agent, and each such other bank as may from time to time enter into a Lockbox Agreement.

       "PARTIAL TERMINATION DATE" means the date on or prior to which (i) the Company shall have assigned or transferred to the Borrower all of the Company's right, title and interest in the Licenses described on Schedule
3.05 to the Credit Agreement, in all interconnection agreements approved pursuant to or related to such Licenses, all Accounts created through the conduct by the Company of its business pursuant to such Licenses and all of the Company's other assets, properties and rights related to the past or future conduct of the business contemplated to be conducted by the licensee pursuant to such Licenses and (ii) the chief executive officer of the Company shall have delivered a certificate to the Collateral Agent to the effect that all necessary approvals of Governmental Authorities of such assignments and transfers have been obtained and all such assignments and transfers have been effected.

       "PATENT LICENSE" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right with respect to any Patent or any invention now or hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence, including, without limitation, the agreements identified in Schedule I to Exhibit B hereto.

       "PATENTS" means all the following: (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent and design letters patent of the United States or any other country, including, without limitation, applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including, without limitation, those described in
Schedule I to Exhibit B hereto, (ii) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.

       "PATENT SECURITY AGREEMENT" means a Patent Security Agreement executed and delivered by the Company in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit B hereto, as the same may be amended from time to time.

       "PERFECTION CERTIFICATE" means a certificate substantially in the form of Exhibit A hereto, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Collateral Agent, and duly executed by any authorized officer of the Company.

       "PERMITTED LIENS" means the Security Interests and the other Liens on the Collateral of the type permitted to be created, assumed or exist pursuant to Section 6.02 of the Credit Agreement.

       "PROCEEDS" means all proceeds of, and all other profits, products, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, collateral, including, without limitation, all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any collateral, and any condemnation or requisition payments with respect to any collateral, in each case whether now existing or hereafter arising.

       "SECURED OBLIGATIONS" means the obligations secured under this Agreement, including (a) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, whether or not allowed or allowable as a claim in any such case, proceeding or other action) on any Loan to the Borrower under the Credit Agreement; (b) all other amounts payable by the Company or the Borrower hereunder or under any other Loan Document; and (c) any renewals or extensions of any of the foregoing.

       "SECURED PARTIES" means (i) the Lenders, (ii) the Administrative Agent and (iii) the Collateral Agent.

       "SECURITY INTERESTS" means the security interests granted pursuant to
Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

       "TRADEMARK LICENSE" means any agreement now or hereafter in existence granting to the Company, or pursuant to which the Company has granted to any other Person, any right to use any Trademark, including, without limitation, the agreements identified on Schedule I to Exhibit C hereto.

       "TRADEMARKS" means all of the following: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and any other source or business identifiers, and general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them, (iii) all registrations and applications in connection therewith, including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, (iv) all reissues, extensions and renewals thereof, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including, without limitation, damages and payments for past or future infringements thereof.'

       "TRADEMARK SECURITY AGREEMENT" means a Trademark Security Agreement executed and delivered by the Company in favor of the Collateral Agent, for the benefit of the Secured Parties, substantially in the form of Exhibit C hereto, as the same may be amended from time to time.

       "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; PROVIDED that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

       SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants as follows:

              (a) The Company has good and marketable title to all of the Collateral, free and clear of any Liens other than the Permitted Liens. All actions have been taken that are necessary under the UCC to perfect its interest in any Accounts in which it has an interest, as against its assignors and creditors of its assignors.

              (b) The Company has not performed any acts which might prevent the Collateral Agent from enforcing any of the terms of this Agreement or which would limit the Collateral Agent in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Collateral Agent or its designee may have possession of Collateral as contemplated hereby.

              (c) Not later than the date of the first borrowing under the Credit Agreement, the Company shall deliver the Perfection Certificate to the Collateral Agent. The information set forth therein shall be correct and complete. Not later than 60 days following the date of the first Borrowing, the Company shall furnish to the Collateral Agent file search reports from each filing office set forth in Schedule 7 to the Perfection Certificate or other evidence satisfactory to the

Collateral Agent, acting on behalf of the Required Lenders confirming the filing information set forth in such Schedule.

              (d) The Security Interests constitute valid security interests under the UCC securing the Secured Obligations to the extent that a security interest may be created in the Collateral under the UCC. When the Patent Security Agreement and the Trademark Security Agreement have been filed with the United States Patent and Trademark Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Company in Patents or Trademarks, prior to all other Liens and rights of others therein except for Permitted Liens, to the extent that a perfected security interest may be created in such Collateral under the U.S. Patent Act or the Lanham Act. When the Copyright Security Agreement has been filed with the United States Copyright Office, the Security Interests shall constitute perfected security interests in all right, title and interest of the Company in Copyrights, prior to all other Liens and rights of others therein except for the Permitted Liens to the extent a perfected security interest may be created in such Collateral under the U.S. Copyright Act..

              (e) Other than those listed on Schedule I to the Copyright Security Agreement, Schedule I to the Trademark Security Agreement, and
Schedule I to the Patent Security Agreement delivered on the date hereof (as the same may be modified from time to time), the Company has no Copyright Licenses, Copyrights, Patent Licenses, Patents, Trademark Licenses or Trademarks.

       SECTION 3.    THE SECURITY INTERESTS.  (a)   In order to secure the
full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all of the obligations of the Company hereunder and under the other Loan Documents, the Company hereby pledges, hypothecates, assigns by way of security, transfers and grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in and to all right, title and interest of the Company in and to the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

                     (i)    Accounts;

                     (ii)   Inventory;

                     (iii)  General Intangibles;

                     (iv)   Documents;

                     (v)    Instruments;

                     (vi)   Equipment;

                     (vii)  Investment Property;

                     (viii) Deposit Accounts;

                     (ix) The Collateral Account, all cash deposited therein from time to time, the Liquid Investments made pursuant to Section 5(e) and other monies and property of any kind of the Company in the possession or under the control of the Collateral Agent;

                     (x) All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Collateral;

                     (xi) All Proceeds of, attachments or accessions to, or substitutions for, all or any of the Collateral described in clauses (i) through (x) hereof;

PROVIDED, HOWEVER, the Collateral shall not include any Excluded Contracts.

              (b) The Security Interests are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

              (c) Notwithstanding anything herein or in the other Loan Documents to the contrary, to the extent this Agreement or any other Security Document purports to grant to the Collateral Agent a Lien in any License held directly or indirectly by the Company, the Borrower or any of the Borrower's subsidiaries, now owned or hereafter acquired, the Collateral Agent shall only have a Lien in such Licenses at such times and to the extent that a Lien in such Licenses is permitted under applicable law; PROVIDED, that any such Lien shall to the extent permitted by applicable law be deemed effective as of the later of (i) the Effective Date or (ii) the date on which the Company was assigned, or acquired control over, the applicable License.

       SECTION 4. FURTHER ASSURANCES; COVENANTS. (a)(i) The Company will not establish or change (A) the location of its chief executive office or its chief place of business or (B) except for sales in the ordinary course of business, the locations where it keeps or holds any Collateral or records relating thereto from the applicable location described in the Perfection Certificate unless it shall have given the Collateral Agent notice thereof and an opinion of counsel with respect thereto in accordance with Section 4(k). The Company shall not in any event change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                     (ii) The Company will not change its name, identity or corporate structure (except as expressly permitted in the Credit Agreement) in any manner unless it shall have given the Collateral Agent prior notice thereof and delivered an opinion of counsel with respect thereto in accordance with Section 4(k).

              (b) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings with the United States Patent and Trademark Office (including without limitation, a Patent Security Agreement and a Trademark Security Agreement), any filings with the United States Copyright Office (including without limitation a Copyright Security Agreement), any filings of financing or continuation statements under the UCC and any filings in, or agreements governed by the laws of, any foreign jurisdictions) that from time to time may be necessary or desirable, or that the Collateral Agent reasonably may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Collateral Agent and the other Secured Parties to obtain the full benefits of this Agreement, or to enable the Collateral Agent to exercise and enforce, or facilitate the exercise and enforcement of, any of its rights, powers and remedies hereunder with respect to any of the Collateral. To the extent permitted by law, the Company hereby authorizes the Collateral Agent to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

              (c) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Company's agents or processors, the Company shall, upon the request of the Collateral Agent acting on the instructions of the Required Lenders, notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and instruct such Person to hold all such Collateral for the Collateral Agent's account subject to the Collateral Agent's instructions.

              (d) The Company shall keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Required Lenders may reasonably request in order to reflect the Security Interests. The Company shall provide the Collateral Agent with reasonable access to such books and records during normal business hours in accordance with Section 5.08 of the Credit Agreement.

              (e) The Company will immediately deliver and pledge each Instrument constituting Collateral to the Collateral Agent (other than checks and drafts constituting payments in respect of Accounts, as to which the provisions of Section 5(b) shall apply), in each case appropriately endorsed to the Collateral Agent; PROVIDED that so long as no Event of Default (as defined under the Credit Agreement) shall have occurred and be continuing, the Company may retain any Instruments (i) that in the aggregate have a principal or face amount of $1,000 or less or (ii) in which a security interest has been and continues to be effectively created and perfected in favor of the Collateral Agent under the other Security Documents, and the Collateral Agent shall, promptly upon request of the Company, make appropriate arrangements for making any Instrument pledged by the Company and delivered to the Collateral Agent available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Collateral Agent, against trust receipt or like document). Until the Partial Termination Date, all certificates or instruments representing or evidencing Investment Property (other than Investment Property held by a securities intermediary, a commodities intermediary or another financial intermediary) shall be delivered to and held by or on behalf of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant hereto and shall be in suitable form for transfer by delivery, duly endorsed and shall be accompanied by undated duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied in each case by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent. Until the Partial Termination Date, with respect to any Investment Property held by a securities intermediary, commodity intermediary or other financial intermediary of any kind, the Company shall execute and deliver, and shall cause any such intermediary to execute and deliver, a securities control agreement ("Securities Control Agreement") among the Company, the Collateral Agent, and such intermediary substantially in the form of Exhibit G which provides, among other things, for the intermediary's agreement that it will comply wth such entitlement orders, and apply any value distributed on account of any Investment Property maintained in an account with such intermediary, as directed by the Collateral Agent without further consent by the Company. Until the Partial Termination Date, the Collateral Agent shall have the right, at any time in its discretion and without notice to the Company after the occurrence and during the continuance of an Event of Default, to cause any or all of the Investment Property to be transferred of record into the name of the Collateral Agent or its nominee.

              (f) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account constituting Collateral (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and to apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. Unless an Event of Default (as defined under the Credit Agreement) has occurred and is continuing and the Collateral Agent is exercising its rights hereunder to collect Accounts, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts constituting Collateral (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or deficient service, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, reasonable attorney's fees) of collection, whether incurred by the Company or the Collateral Agent, shall be borne by the Company.

              (g) Upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, upon the request of the Required Lenders acting through the Collateral Agent, the Company will promptly notify (and the Company hereby authorizes the Collateral Agent so to notify) each account debtor in respect of any Account or Instrument constituting Collateral that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent or its designee.

              (h)    Until the Partial Termination Date, the Company shall,
(i) as soon as practicable after the date hereof, in the case of Equipment now owned constituting goods in which a security interest is perfected by a notation on the certificate of title or similar evidence of the ownership of such goods (unless such security interest may otherwise be perfected and is so perfected), and (ii) within 10 days of acquiring any other similar Equipment, in each case, (a) having a value in excess of $25,000 or (b) having a value in excess of $10,000, if the aggregate of all such items owned by the Company at any time is greater than $50,000, deliver to the Collateral Agent any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Collateral Agent to be named as lienholder on any such certificate of title or other evidence of ownership. Until the Partial Termination Date, the Company shall promptly inform the Collateral Agent of any additions to or deletions from such Equipment in excess of $10,000. Until the Partial Termination Date, the Company shall not permit any item of Equipment to become a fixture to real estate.

              (i) The Company will, promptly upon request, provide to the Collateral Agent all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Collateral Agent to enforce the provisions of this Agreement.

              (j) Until the Partial Termination Date: The Company shall notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Copyright, Material Patent or Material Trademark may become abandoned, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Copyright Office, the United States Patent and Trademark Office, or any court) regarding the Company's ownership of any Material Copyright, Material Patent or Material Trademark, its right to register or patent the same, or to keep and maintain the same. For purposes of this Section 4(j), "Material Patent", "Material Trademark" and "Material Copyright" shall mean one or more Copyrights, Patents or Trademarks, respectively, which individually has a fair market value in excess of $10,000 or are individually or in the aggregate otherwise material to the business of the Company. In the event that any right to any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, the Company shall notify the Collateral Agent promptly after it learns thereof and shall, unless the Company shall reasonably determine that any such action would be of negligible economic value, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as the Company shall reasonably deem appropriate under the circumstances to protect such Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License. In no event shall the Company, either itself or through any agent, employee or licensee, file an application for the registration of any Copyright with the United States Copyright Office or any Material Patent or Material Trademark with the United States Patent and Trademark Office, or with any similar office or agency in any other country or any political subdivision thereof, unless not less than 30 days prior thereto it informs the Collateral Agent, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers the Collateral Agent may request to evidence the Security Interests in such Copyright, Patent or Trademark and the goodwill and general intangibles of the Company relating thereto or represented thereby, and the Company hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, shall be irrevocable until the Secured Obligations are paid in full.

              (k) Not more than four months nor less than 10 days prior to each date on which the Company proposes to take any action contemplated by
Section 4(a)(i) or (ii), the Company shall, at its cost and expense, cause to be delivered to the Secured Parties an opinion of counsel satisfactory to the Collateral Agent (the Company's general counsel being deemed to be satisfactory unless the Collateral Agent notifies the Company otherwise), to the effect of Exhibit E hereto and in a form and substance reasonably satisfactory to the Administrative Agent, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interests for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from the Company have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full (except as noted therein with respect to any continuation statements to be filed within such period).

       SECTION 5. COLLATERAL ACCOUNT AND LOCKBOX ACCOUNT. If requested by the Collateral Agent at any time following the occurrence of an Event of Default (whether or not such Event of Default is subsequently cured), the following provisions of this Section shall become effective and the Company shall take all necessary action to give effect thereto:

              (a) The Company shall establish with the Collateral Agent or a commercial bank designated by the Collateral Agent a cash collateral account (such account, together with any additional account so established for such purpose from time to time, the "Collateral Account") in the name and under the control of the Collateral Agent into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to the Collateral Agent pursuant to subsection (d) of this Section 5 or any other provision of this Agreement or any other Loan Document. Any income received by the Collateral Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on Liquid Investments, shall remain, or be deposited, in the Collateral Account. All right, title and interest in and to the cash amounts on deposit from time to time in the Collateral Account together with any Liquid Investments from time to time made pursuant to subsection (e) of this Section shall vest in the Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

              (b) The Company shall deliver to the Collateral Agent counterparts of the Lockbox Agreement executed and delivered on behalf of the Company and the Lockbox Bank. The Company shall instruct all account debtors and other Persons obligated in respect of all Accounts constituting Collateral to make all payments in respect of such Accounts directly to the Lockbox Bank (by instructing that such payments be remitted to the Post Office Box referred to in the Lockbox Agreement with the Lockbox Bank). In addition to the foregoing, the Company agrees that if the proceeds of any Collateral hereunder (including the payments made in respect of such Accounts) shall be received by it, the Company shall as promptly as possible deposit such proceeds into the Lockbox Account. Until so deposited, all such proceeds shall be held in trust by the Company for and as the property of the Collateral Agent and the Secured Parties and shall not be commingled with any other funds or property of the Company.

              (c) The balance from time to time standing to the credit of the Lockbox Account shall, except upon the occurrence and continuation of an Event of Default (as defined under the Credit Agreement), be distributed to the Company upon the order of the Company. Amounts on deposit in the Lockbox Account shall, except upon the occurrence and continuation of an Event of Default, be invested and re-invested from time to time in Permitted Investments as the Company shall determine.

              (d) Upon the occurrence and continuation of an Event of Default (as defined under the Credit Agreement), the Collateral Agent shall, if so instructed by the Required Lenders, (i) deliver a Stop Transfer Notice (as defined in the Lockbox Agreement) to the Lockbox Bank and instruct the Lockbox Bank to transfer to the Collateral Account all funds then and thereafter standing to the credit of the Lockbox Account with the Lockbox Bank and (ii) apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Account and such Lockbox Account in the manner specified in Section 9.

              (e) Amounts on deposit in the Collateral Account and, during the continuance of an Event of Default, the Lockbox Account shall be invested and re-invested from time to time in such Liquid Investments as the Company shall determine, which Liquid Investments shall be held in the name and be under the control of the Collateral Agent, provided that, if an Event of Default has occurred and is continuing, the Collateral Agent shall, if instructed by the Required Lenders, liquidate any such Liquid Investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 9. For this purpose,
(i) each Liquid Investment shall mature within 30 days after it is acquired by the Collateral Agent and (ii) in order to provide the Collateral Agent, for the benefit of the Secured Parties, with a perfected security interest therein, each Liquid Investment shall be either:

                     (i) evidenced by negotiable certificates or instruments, or if non-negotiable then issued in the name of the Collateral Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Collateral Agent or an agent thereof (which shall not be the Company or any of its Affiliates) in the State of New York or the Commonwealth of Massachusetts; or

                     (ii) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Collateral Agent) appropriate measures shall have been taken for perfection of the Security Interests.

       SECTION 6. GENERAL AUTHORITY. The Company hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of the Company, the Collateral Agent, the Secured Parties or otherwise, for the sole use and benefit of the Collateral Agent and the other Secured Parties, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default (as defined under the Credit Agreement) has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                     (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                     (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                     (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

                     (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Collateral Agent shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. To the extent permitted by law, the Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

       SECTION 7.    REMEDIES UPON EVENT OF DEFAULT.  (a)   If any Event of
Default under the Credit Agreement has occurred and is continuing, the Collateral Agent may, in accordance with the written instructions of the Required Lenders, exercise on behalf of the Secured Parties all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Collateral Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) withdraw all cash and Liquid Investments in the Collateral Account and apply such monies, Liquid Investments and other cash, if any, then held by it as Collateral as specified in Section 9 and (ii) if there shall be no such monies, Liquid Investments or cash or if such monies, Liquid Investments or cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company which may be waived, and the Company, o the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 6 shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, but the Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may in accordance with the instructions of the Required Lenders proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

              (b) For the purpose of enforcing any and all rights and remedies under this Agreement the Collateral Agent may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Collateral Agent, forthwith assemble all or any part of the Collateral as directed by the Collateral Agent and make it available at a place designated by the Collateral Agent which is, in the opinion of the Collateral Agent, reasonably convenient to the Collateral Agent and the Company, whether at the premises of the Company or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Collateral Agent reasonably deems appropriate and, in connection with such preparation and disposition, use without charge any copyright, trademark, trade name, patent or technical process used by the Company.

              (c) Without limiting the generality of the foregoing, if any Event of Default (as defined under the Credit Agreement) has occurred and is continuing,

                     (i) the Collateral Agent may license, or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Copyrights, Patents or Trademarks included in the Collateral throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine;

                     (ii) the Collateral Agent may (without assuming any obligations or liability thereunder), at any time and from time to time, in its sole discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Company in, to and under any Copyright Licenses, Patent Licenses or Trademark Licenses included in the Collateral and take or refrain from taking any action under any thereof, and the Company hereby releases the Collateral Agent and each of the other Secured Parties from, and agrees to hold the Collateral Agent and each of the other Secured Parties free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto; and

                     (iii) upon request by the Collateral Agent, the Company will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any lease, assignment, license, sublicense, grant of option, sale or other disposition of a Copyright, Patent or Trademark included in the Collateral or any action related thereto. In the event of any such disposition pursuant to this Section, the Company shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Collateral Agent.

              (d) Notwithstanding anything to the contrary contained herein or any other Loan Document, neither the Collateral Agent nor any Secured Party shall, without first obtaining the approval of a Governmental Authority, take any action pursuant to this Agreement or any other Loan Document which would constitute or result in an assignment of any License held by the Company or a transfer of control of the Company if such assignment or transfer would require, under the existing applicable law, the prior approval of such Governmental Authority. The Company agrees to take, and the Company agrees to cause the Borrower and each of its Subsidiaries to take, in each case upon the occurrence and during the continuance of an Event of Default, any action that the Collateral Agent may reasonably request in order to obtain from any Governmental Authority such approval as may be necessary to enable the Collateral Agent to assign or transfer control of the Licenses pursuant to this Agreement, the Loan Documents and each other agreement, instrument and document delivered to the Collateral Agent in connection herewith and therewith, including specifically, at the expense of the Company, the use of the Company's and the Borrower's and each of its Subsidiaries' commercially reasonable efforts to assist in obtaining approval of such Governmental Authority for any action or transaction contemplated by this Agreement for which such approval is or shall be required by law, and specifically, without limitation, upon request, to prepare, sign and file with such Governmental Authority, the assignor's or transferor's portion of any application or applications for consent to the assignment of any License or transfer of control necessary or appropriate under the rules and regulations of such Governmental Authority for approval of any sale or sales of any of the Collateral by or on behalf of the Collateral Agent.

       SECTION 8. LIMITATION ON DUTY OF COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith; PROVIDED, HOWEVER, nothing in this Section 8 shall be deemed to prejudice any rights of the Company against such warehouseman, carrier, forwarding agency, consignee or other agent or bailee.

       SECTION 9. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of an Event of Default (as defined under the Credit Agreement), the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held in the Collateral Account shall be applied by the Collateral Agent in accordance with the Credit Agreement.

       SECTION 10. APPOINTMENT OF CO-COLLATERAL AGENTS. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

       SECTION 11. EXPENSES. In the event that the Company fails to comply with the provisions of the Loan Documents or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Collateral Agent if requested by the Required Lenders (i) shall deliver written notice of such non-compliance to the Company requesting that it cure such non-compliance, and (ii) if within ten Business Days after delivery of such notice the Company has failed to cure such non-compliance, the Collateral Agent may, but shall not be required to, effect such compliance on behalf of the Company, and the Company shall reimburse the Collateral Agent for the reasonable costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may reasonably be requested by the Required Lenders acting through the Collateral Agent from time to time, or in respect of the sale or other disposition thereof, shall be borne and paid by the Company; and if the Company fails to promptly pay any portion thereof when due, except, if no Event of Default (as defined under the Credit Agreement) has occurred and is continuing, with respect to taxes which are being contested as permitted by Section 5.05 of the Credit Agreement, the Collateral Agent or any other Secured Party may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Collateral Agent or such Secured Party therefor on demand. All reasonable sums so paid or incurred by the Collateral Agent or any other Secured Party for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Collateral Agent or any other Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon for each day until paid at the Alternate Base plus the Applicable Rate plus interest at a rate per annum equal to two percent (2%) for such day, be additional Secured Obligations hereunder.

       SECTION 12.   TERMINATION OF SECURITY INTERESTS; RELEASE OF
COLLATERAL. (a)   Upon the repayment in full of all Secured Obligations and
the termination of the Commitments, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company. Upon the Partial Termination Date, the Security Interests in all Collateral other than Borrower-Related Collateral shall terminate and all rights in the Collateral other than Borrower-Related Collateral shall revert to the Company.

              (b) At any time and from time to time prior to such termination of the Security Interests, the Collateral Agent shall release the Collateral in accordance with Section 5(c) hereof.

              (c) If any Collateral is sold, leased, exchanged, assigned or otherwise disposed of, or with respect to which on option has been granted, in accordance with and as permitted under the Credit Agreement, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Collateral Agent.

              (d) Upon any such termination of the Security Interests or release of Collateral, the Collateral Agent will, at the expense of the Company, execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

       SECTION 13. NOTICES. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with Section 9.01 of the Credit Agreement.

       SECTION 14. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Collateral Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement or the Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

       SECTION 15. SUCCESSORS AND ASSIGNS. This Agreement is for the benefit of the Collateral Agent and the other Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness.
This Agreement shall be binding on the Company and its successors and assigns and the rights of the Company hereunder shall inure to the benefit of the Company's successors and permitted assigns.

       SECTION 16. CHANGES IN WRITING. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Collateral Agent with the consent of the Required Lenders.

       SECTION 17. SEVERABILITY. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the other Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

       SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

       SECTION 19. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

              (b) The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that either Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Parent, the Borrower or their properties in the courts of any jurisdiction.

              (c) The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

              (d) Each of the Parent and the Borrower hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, or any other person having and maintaining a place of business in the State of New York whom the Parent or the Borrower may from time to time hereafter designate (having given 30 days' notice thereof to the Administrative Agent, each Lender and the Collateral Agent), as the true and lawful attorney and duly authorized agent for acceptance of service of legal process of the Parent and the Borrower. Without prejudice to the foregoing, each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section
9.01 of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

       SECTION 20. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER

BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)
ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

       SECTION 21. WAIVER OF IMMUNITY. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid or execution, or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Loan Documents to the extent permitted by applicable law and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall have effect to the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.

                       (Signatures Follow on Next Page)

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement (Parent) to be duly executed by their respective authorized officers as of the day and year first above written.

                              JATO COMMUNICATIONS CORP

                              By:
                                 -------------------------------------
                                 Name:
                                 Title:

                              STATE STREET BANK AND TRUST COMPANY,
                              as Collateral Agent

                              By:
                                 -------------------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT A
                                                                              TO
                                                                        SECURITY
                                                                       AGREEMENT


                             PERFECTION CERTIFICATE

     The undersigned, [                        ], Chief Executive Officer of
JATO COMMUNICATIONS CORP., a Delaware corporation (the "Company"), hereby certifies with reference to the Security Agreement (Parent), dated as of July 14, 1999, between the Company and State Street Bank and Trust Company, as Collateral Agent (terms defined therein or as provided therein being used herein as therein defined), to the Administrative Agent and each Lender as follows:

     SECTION 1.     NAMES.

          (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows: [____________________________]

          (b) The Company has not had any other corporate name since its organization.

          (c) Except as set forth in Schedule 1, the Company has not changed its identity or corporate structure in any way within the past five years.

          (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years: [_________________]

     SECTION 2. CURRENT LOCATIONS. As of the date hereof, (a) the chief executive office of the Company is located at the following address:

     NAME                          MAILING ADDRESS
     ----                          ---------------



          (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:


     NAME                          MAILING ADDRESS
     ----                          ---------------



                                  Exhibit A-1

          (c) The following are all the places of business of the Company not identified above:

     NAME                          MAILING ADDRESS
     ----                          ---------------




          (d) The following are all the locations not identified above where the Company maintains any Inventory:

     NAME                          MAILING ADDRESS
     ----                          ---------------




          (e) The following are all the locations not identified above where the Company maintains any Equipment or contemplates maintaining at any time when the Loans are to be outstanding:


     NAME                          MAILING ADDRESS
     ----                          ---------------




          (f) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Inventory:


     NAME                          MAILING ADDRESS
     ----                          ---------------




          (g) The following are the names and addresses of all Persons other than the Company which have possession of any of the Company's Investment
Property:


     NAME                          MAILING ADDRESS
     ----                          ---------------



                                  Exhibit A-2

     SECTION 3.     PRIOR LOCATIONS.

          (a)  Set forth below is the information required by subparagraphs
(a), (b) and (c) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:

          (b)  Set forth below is the information required by subparagraphs
(d) and (e) of paragraph 2 with respect to each location or bailee where or with whom Inventory has been lodged at any time during the past four months:

     SECTION 4. UNUSUAL TRANSACTIONS. All Accounts have been originated by the Company and all Inventory and Equipment has been acquired by the Company in the ordinary course of its business.

     SECTION 5. FILE SEARCH REPORTS. Attached hereto as Schedule 5(a) is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1. Attached hereto as Schedule 5(b) is a true copy of each financing statement or other filing identified in such file search reports.

     SECTION 6. UCC FILINGS. (a) A duly signed financing statement on Form UCC-1 in substantially the form of Schedule 6 hereto has been duly delivered to the Collateral Agent for filing in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 2 hereof.

     Attached hereto as Schedule 6(b) is a true copy of each such filing duly acknowledged by the filing officer.

     SECTION 7. SCHEDULE OF FILINGS. Attached hereto as Schedule 7 is a schedule setting forth filing information with respect to the filings described in paragraph 6 above.

     SECTION 8. FILING FEES. All filing fees and taxes payable in connection with the filings described in paragraph 6 above have been paid.

                                  Exhibit A-3

     IN WITNESS WHEREOF, I have hereunto set my hand this _________ day of [_____________________], 1999.


                                       ----------------------------------
                                       Name:
                                       Title:















                                  Exhibit A-4

                                                                      SCHEDULE 1


                           CHANGE IN CORPORATE STRUCTURE

                                                                   SCHEDULE 6(b)


                                    UCC FILINGS

                                                                      SCHEDULE 7


                                SCHEDULE OF FILINGS

                                                                       EXHIBIT B
                                                                              TO
                                                                        SECURITY
                                                                       AGREEMENT

                          PATENT SECURITY AGREEMENT

              (PATENTS, PATENT APPLICATIONS AND PATENT LICENSES)

     WHEREAS, JATO COMMUNICATIONS CORP., a Delaware corporation (herein referred to as "Grantor") owns the Patents (as defined in the Security Agreement referred to below) (including design patents and applications for patents) listed on Schedule I annexed hereto, and is a party to the Patent Licenses (as defined in the Security Agreement referred to below) identified in Schedule I annexed hereto;

     WHEREAS, Grantor, Jato Operating Corp., certain lenders, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Security Agreement (Parent) of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and State Street Bank and Trust Company, as collateral agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such Secured Parties a continuing security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Patent Collateral (as defined herein) whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Patent Collateral"), whether now owned or existing or hereafter acquired or arising:

               (i) each Patent (including each design patent and patent application), including, without limitation, each Patent (including each design patent and patent application) referred to in Schedule I annexed hereto;

               (ii) each Patent License, including, without limitation, each Patent License identified in Schedule I annexed hereto; and

               (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third


                                  Exhibit B-1
     parties for past, present or future infringement of any Patent (including any design patent), including, without limitation, any Patent referred to in Schedule I annexed hereto (including, without limitation, any such Patent issuing from any application referred to in Schedule I annexed hereto), and all rights and benefits of Grantor under any Patent License, including, without limitation, any Patent License identified in Schedule I annexed hereto.

     Until the Partial Termination Date, Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Patent Collateral any and all appropriate action which Grantor might take with respect to the Patent Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Patent Security Agreement and to accomplish the purposes hereof.

     Until the Partial Termination Date, except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Patent Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Patent Security Agreement to be duly executed by its officer thereunto duly authorized as of the _________ day of _____________________, _________.


                              JATO COMMUNICATIONS CORP.

                              By:
                                 -------------------------------------
                                 Name:
                                 Title:


                                  Exhibit B-2

Acknowledged:

STATE STREET BANK AND TRUST COMPANY,
  as Collateral Agent

By:
   --------------------------------
   Name:
   Title:



















                                  Exhibit B-3

                                                                      SCHEDULE I
                                                                       TO PATENT
                                                                        SECURITY
                                                                       AGREEMENT


                                   PATENTS

A.   U.S. PATENTS AND DESIGN PATENTS


          I.D. NO.       PATENT NO.     ISSUE DATE     TITLE





B.   U. S. PATENT APPLICATIONS

          SERIAL NO.     DATE           FILE           TITLE

                                                                       EXHIBIT C
                                                                              TO
                                                                        SECURITY
                                                                       AGREEMENT


                         TRADEMARK SECURITY AGREEMENT

               (TRADEMARKS, TRADEMARK REGISTRATIONS, TRADEMARK
                     APPLICATIONS AND TRADEMARK LICENSES)

     WHEREAS, JATO COMMUNICATIONS CORP., a Delaware corporation (herein referred to as "Grantor"), owns the Trademarks (as defined in the Security Agreement referred to below) listed on Schedule I annexed hereto, and is a party to the Trademark Licenses (as defined in the Security Agreement referred to below) identified in Schedule 1 annexed hereto;

     WHEREAS, Grantor, Jato Operating Corp., certain lenders, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Security Agreement (Parent) of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and State Street Bank and Trust Company, as collateral agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee for the benefit of such Secured Parties a security interest in substantially all the assets of Grantor, including all right, title and interest of Grantor in, to and under the Trademark Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now owned or existing or hereafter acquired or arising:

               (i) each Trademark, including, without limitation, each Trademark application referred to in Schedule I annexed hereto, and all of the goodwill of the business connected with the use of, or symbolized by, each such Trademark;

               (ii) each Trademark License, including, without limitation, each Trademark License identified in Schedule I annexed hereto, and all of the goodwill of the

                                  Exhibit C-1
     business connected with the use of, or symbolized by, each Trademark licensed pursuant thereto; and

               (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark, including, without limitation, any Trademark referred to in
     Schedule I hereto, and all rights and benefits of Grantor under any Trademark License, including, without limitation, any Trademark License identified in Schedule I hereto, or for injury to the goodwill associated with any of the foregoing.

     Until the Partial Termination Date, Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Trademark Collateral any and all appropriate action which Grantor might take with respect to the Trademark Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Trademark Security Agreement and to accomplish the purposes hereof.

     Until the Partial Termination Date, except to the extent not prohibited in the Security Agreement (Parent), Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Trademark Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of the ______ day of _____________________, ________.


                              JATO COMMUNICATIONS CORP.

                              By:
                                 -----------------------------------
                                 Name:
                                 Title:

                                  Exhibit C-2

Acknowledged:

STATE STREET BANK AND TRUST COMPANY,
  as Collateral Agent

By:
   --------------------------------------
   Name:
   Title:





















                                  Exhibit C-3

                                                                      SCHEDULE I
                                                                              TO
                                                                       TRADEMARK
                                                                        SECURITY
                                                                       AGREEMENT


                 U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS

A.   U.S. TRADEMARKS AND TRADEMARK REGISTRATIONS

          REG. NO.       REG. DATE           MARK
          --------       ---------           ----




B.   U.S. TRADEMARK APPLICATIONS

          SERIAL NO.     DATE FILED          MARK
          ----------     ----------          ----




                         EXCLUSIVE TRADEMARK LICENSES

                                   PARTIES


     NAME OF                                       DATE OF
     AGREEMENT        LICENSOR       LICENSEE      AGREEMENT    SUBJECT MATTER
     ---------        --------       --------      ---------    --------------

                                                                    EXHIBIT D TO
                                                                        SECURITY
                                                                       AGREEMENT


                         COPYRIGHT SECURITY AGREEMENT

               (COPYRIGHTS, COPYRIGHT REGISTRATIONS, COPYRIGHT
                     APPLICATIONS AND COPYRIGHT LICENSES)

     WHEREAS, JATO COMMUNICATIONS CORP., a Delaware corporation (herein referred to as "Grantor") owns the Copyrights (as defined in the Security Agreement referred to below) listed on Schedule I annexed hereto, and is a party to the Copyright Licenses (as defined in the Security Agreement referred to below) identified in Schedule I annexed hereto;

     WHEREAS, Grantor, Jato Operating Corp., certain lenders, State Street Bank and Trust Company, as Collateral Agent, and Lucent Technologies Inc., as administrative agent, are parties to a Credit Agreement of even date herewith (as the same may be amended and in effect from time to time among said parties and such lenders (the "Lenders") as may from time to time be parties thereto, the "Credit Agreement");

     WHEREAS, pursuant to the terms of the Security Agreement (Parent) of even date herewith (as said Agreement may be amended and in effect from time to time, the "Security Agreement") between Grantor and State Street Bank and Trust Company, as collateral agent for the Secured Parties referred to therein (in such capacity, together with its successors in such capacity, the "Grantee"), Grantor has granted to Grantee for the benefit of such Secured Parties a security interest in substantially all the assets of the Grantor, including all right, title and interest of Grantor in, to and under the Copyright Collateral (as defined herein), whether now owned or existing or hereafter acquired or arising, to secure the Secured Obligations (as defined in the Security Agreement);

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright CoIlateral"), whether now owned or existing or hereafter acquired or arising:

               (i) each Copyright, including, without limitation, each Copyright referred to in Schedule I annexed hereto;

               (ii) each Copyright License, including, without limitation, each Copyright License identified in Schedule I annexed hereto; and

               (iii) all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by Grantor against third

                                  Exhibit D-1
     parties for past, present or future infringement of any Copyright, including, without limitation, any Copyright referred to in Schedule I annexed hereto, and all rights and benefits of Grantor under any Copyright License, including, without limitation, any Copyright License identified in Schedule I annexed hereto.

     Until the Partial Termination Date, Grantor hereby irrevocably constitutes and appoints Grantee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of Grantor or in its name, from time to time, in Grantee's discretion, so long as any Event of Default (as defined in the Credit Agreement) has occurred and is continuing, to take with respect to the Copyright Collateral any and all appropriate action which Grantor might take with respect to the Copyright Collateral and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Copyright Security Agreement and to accomplish the purposes hereof.

     Until the Partial Termination Date, except to the extent not prohibited in the Security Agreement, Grantor agrees not to sell, license, exchange, assign or otherwise transfer or dispose of, or grant any rights with respect to, or mortgage or otherwise encumber, any of the foregoing Copyright Collateral.

     This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor does hereby further acknowledge and affirm that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Grantor has caused this Copyright Security Agreement to be duly executed by its officer thereunto duly authorized as of the _____ day of __________________, ______.


                              JATO COMMUNICATIONS CORP.

                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                                  Exhibit D-2

Acknowledged:

STATE STREET BANK AND TRUST COMPANY,
  as Collateral Agent

By:
   ----------------------------------
   Name:
   Title:















                                  Exhibit D-3

                                                                      SCHEDULE I
                                                                              TO
                                                                       COPYRIGHT
                                                                        SECURITY
                                                                       AGREEMENT


                    COPYRIGHTS AND COPYRIGHT REGISTRATION



          REGISTRATION NO.    REG. DATE      TITLE
          ----------------    ---------      -----




                               COPYRIGHT APPLICATIONS


          SERIAL NO.          DATE FILED          TITLE
          ----------          ----------          -----





                                 COPYRIGHT LICENSES

                                      PARTIES


      NAME OF                                       DATE OF
     AGREEMENT        LICENSOR       LICENSEE      AGREEMENT     SUBJECT MATTER
     ---------        --------       --------      ---------     --------------

                                                                    EXHIBIT E TO
                                                                        SECURITY
                                                                       AGREEMENT

                                  OPINION OF
                           COUNSEL FOR THE COMPANY

     The Security Agreement creates and constitutes as security for the Secured Obligations (as defined in the Security Agreement and including any future obligations which are Secured Obligations), in favor of the Collateral Agent for the ratable benefit of the Secured Parties, a valid security interest in all right, title and interest of the Company in the Collateral and all right, title and interest of the Company in the Collateral Account. The security interests of the Collateral Agent in all right, title and interest of the Company in the Collateral created by the Security Agreement constitute perfected security interests under the Uniform Commercial Code, as in effect in the State of New York ("UCC"), the United States Copyright Act ("CA"), the United States Patent Act ("PA") and the United States Trademark Act ("TA"), to the extent that a security interest therein may be perfected under the UCC, the CA, the PA or the TA. Insofar as the priority thereof is governed by the UCC, the priority of the security interests created by the Security Agreement in the Collateral in which the Company has rights on the date hereof will be the same with respect to Loans made or deemed made pursuant to the Credit Agreement after the date hereof, except to the extent that any priority may be affected by any security interest, lien or other encumbrance imposed by law in favor of any government or governmental authority or agency. Unless otherwise specifically defined herein, each term defined herein has the meaning assigned to such term in the Security Agreement.

     With respect to the enforceability of the Security Documents, we express no opinion as to the availability of specific performance. Moreover, our opinion with respect to the enforceability of the Security Documents is subject to the further qualification that certain remedial provisions thereof may be limited by the law of the State of New York and applicable law of the United States of America, but such laws do not, in our opinion, make the remedies afforded thereby inadequate for the practical realization of the benefits of the security intended to be provided thereby.





                                   Exhibit E-1

                                                                    EXHIBIT F TO
                                                                        SECURITY
                                                                       AGREEMENT


                              LOCKBOX AGREEMENT

     LOCKBOX AGREEMENT, dated as of [_________________], [____________], among JATO COMMUNICATIONS CORP., a Delaware corporation (the "Company"), STATE STREET BANK AND TRUST COMPANY, as Collateral Agent under the Security Agreement referred to below (the "Collateral Agent"), and [________________] (the "Lockbox Bank").

                            W I T N E S S E T H :

     WHEREAS, the Company and the Collateral Agent have entered into a Security Agreement (Parent), dated as of July 14, 1999 (as the same may be amended from time to time, the "Security Agreement") under which the Company has granted a continuing security interest in and to the Collateral (as defined in the Security Agreement) to secure its obligations under the Loan Documents (defined as provided in the Security Agreement);

     WHEREAS, pursuant to the Security Agreement, the Company has agreed to instruct certain obligors to make payments to (the "Post Office Box"); and

     WHEREAS, the Company has requested that the Lockbox Bank establish and maintain a bank account as further described herein, and the Lockbox Bank is willing to establish and maintain such account pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. POST OFFICE BOX; DEPOSITS INTO THE LOCK BOX ACCOUNT. (a) The Lockbox Bank shall have unrestricted and exclusive access to the Post Office Box for the purpose of collecting mail for delivery and deposit into the Lockbox Account (as defined below) (even though addressed to the Company) and shall collect the mail delivered thereto on each business day in accordance with the Lockbox Bank's regular collection schedule.

          (b) The contents of the mail collected from the Post Office Box, whether consisting of cash, checks, drafts, bills of exchange, money orders or other instruments or documents, shall be promptly deposited by the Lockbox Bank into the Lockbox Account. The term "Lockbox Account" means account no. [___________________] opened and maintained by the Lockbox Bank for the Company.

          (c) The Lockbox Bank shall prepare one photocopy of the front and back of each check, draft, bill of exchange, money order or other instrument or document (collectively,


                                  Exhibit F-1
hereinafter called the "checks"; individually, a "check") with the date of deposit to be shown on the bottom edge thereof. Attachments received with payments, such as detachable stubs, together with any correspondence and the individual envelope, are to be affixed to the photocopy of the check. All of the above instruments will be delivered by the Lockbox Bank to the Company on a same day basis.

          (d) The Lockbox Bank shall endorse all checks which appear to be in order for deposit into the Lockbox Account and shall process each item under the same terms and conditions as would apply if the Lockbox Bank or the Company had made the deposit directly. The Lockbox Bank shall endorse all such checks as follows:

               "DEPOSIT TO THE ACCOUNT OF AND WITHOUT
               PREJUDICE TO THE WITHIN NAMED PAYEE
               LOCKBOX SERVICES"

     This endorsement may be made by use of a payee endorsement stamp.

          (e) Undated checks may be dated by the Lockbox Bank to agree with the postmark date and included in the regular deposit. Checks incorrectly made out, where numerical and written amounts differ, are to be deposited for the written amount only. Checks bearing no signature are to be stamped with a "Kindly Refer to Maker" stamp and processed. Third-party checks may be deposited into the Lockbox Account if properly endorsed.

          (f) Checks bearing the legend "Payment in Full" or words of similar import, either typed or handwritten, and checks that the Lockbox Bank, in its normal banking practices and in its sole discretion, decides to submit to the special attention of the Company or the Collateral Agent, shall be withheld from the clearing system and sent to the Company or, at any time after receipt by the Lockbox Bank of written notice from (which notice may be delivered only upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement)) the Collateral Agent, to the entity designated in a written notice from the Collateral Agent. Should the Lockbox Bank by reason of the exercise of its judgment, or through inadvertence or oversight, process any of the checks covered by this Section 1(f) for collection and credit such checks to the Lockbox Account, the Company and the Collateral Agent agree that the Lockbox Bank shall incur no responsibility or liability.

          (g) The details representing deposited items, adding machine tapes, advice of credit, etc., together with all other materials rejected for various reasons, and so marked, shall be sent by the Lockbox Bank to the Company or, at any time after receipt by the Lockbox Bank of written notice (which notice may be delivered only upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement)) from the Collateral Agent, to the entity designated in a written notice from the Collateral Agent. Checks returned unpaid because of uncollected or insufficient funds shall be redeposited without advice. Checks returned a second time shall be charged to the Lockbox Account and mailed with appropriate advice to the Company or, at any time after receipt by the Lockbox Bank of written notice (which notice may be delivered only upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement)) from the Collateral Agent, to the entity designated in a written notice from the Collateral Agent.

                                  Exhibit F-2

          (h) The Lockbox Bank shall maintain a microfilm record of each check included in the Lockbox Account in accordance with the Lockbox Bank's normal lockbox procedures. This film shall be available for use by the Company and the Collateral Agent.

          (i) The Company shall deposit such amounts into the Lockbox Account as are required to be so deposited pursuant to Section 5 of the Security Agreement.

     SECTION 2. THE LOCKBOX ACCOUNT AND TRANSFERS THEREFROM. (a) Unless and until the Lockbox Bank receives notice (which notice may be delivered only upon the occurrence and during the continuation of an Event of Default (as defined in the Credit Agreement)) from the Collateral Agent that the provisions of Section 2(b) are to be implemented, which notice shall be effective upon receipt by the Lockbox Bank (a "Stop Transfer Notice"), the Lockbox Bank will debit the Lockbox Account in accordance with the Company's instructions.

          (b) After receipt by the Lockbox Bank of a Stop Transfer Notice, the Lockbox Bank will cease debiting the Lockbox Account in accordance with the Company's instructions (but may continue to debit the Lockbox Account in accordance with Section 1(g)) and will disburse funds from the Lockbox Account only in accordance with instructions from the Collateral Agent.

     SECTION 3. MISCELLANEOUS. (a) The Company hereby agrees to immediately notify its account debtors which have not already been notified to send all their remittances to the Post Office Box.

          (b) The Lockbox Bank's compensation for providing the services contemplated herein shall be as mutually agreed between the Company and the Lockbox Bank from time to time.

          (c) The Lockbox Bank undertakes to perform only such duties as are expressly set forth herein and are normally undertaken by the Lockbox Bank in connection with its lockbox processing. Notwithstanding any other provision of this Agreement, it is agreed by the parties to this Agreement that the Lockbox Bank shall not be liable for any action taken by the Lockbox Bank or any of its directors, officers, agents or employees in accordance with this Agreement except for the Lockbox Bank's (or any director's, officer's, agent's or employee's) gross negligence or willful misconduct. In no event shall the Lockbox Bank be liable for losses or delays resulting from acts of God, force majeure, computer malfunctions, interruptions of communication facilities, labor difficulties or other causes beyond the Lockbox Bank's reasonable control or for indirect, special or consequential damages.

          (d) All notices or other written communications hereunder shall be sent:

     in the case of the Lockbox Bank, to:

               -------------------------
               -------------------------
               -------------------------
               -------------------------


                                  Exhibit F-3
     in the case of the Company, to:

               -------------------------
               -------------------------
               -------------------------
               -------------------------


     in the case of the Collateral Agent, to:

               -------------------------
               -------------------------
               -------------------------
               -------------------------

          (e) The Lockbox Bank shall not assert, claim or endeavor to exercise any right of set-off or banker's lien against any funds which may at any time be deposited in the Lockbox Account, or any items or proceeds thereof that come into the Lockbox Bank's possession in connection with this Agreement, except to the extent otherwise provided in the last sentence of
Section 1(g) and except for fees payable pursuant to Section 3(b).

          (f) During the term of the Security Agreement, this Agreement may be terminated only by the Lockbox Bank, and then only upon written notice to the other parties; PROVIDED that such termination shall not be effective until the earlier of (i) such time as a successor bank shall have been appointed and shall have accepted the responsibilities, duties and obligations of the Lockbox Bank under this Agreement and (ii) 5:00 P.M. (New York time) on the 60th day after receipt of such written notice. In the event that the Lockbox Bank receives remittances following such termination, it will forward such remittances to such successor bank (or, if no successor bank has been appointed and shall have accepted the responsibilities, duties and obligations of the Lockbox Bank under this Agreement, then as directed by the Collateral Agent) and the Company shall compensate the Lockbox Bank for such services at the price agreed to pursuant to Section 3(b) hereof.

          (g) Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally, but only by an instrument in writing signed by the parties hereto.

          (h) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (i) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

          (j) This Agreement may be executed in any number of counterparts which together shall constitute one and the same instrument.

                                  Exhibit F-4

          (k) The Company agrees to pay, indemnify and hold the Lockbox Bank harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, legal fees) with respect to the performance of this Agreement by the Lockbox Bank or of its directors, officers, agents or employees, unless arising from its or such natural persons' own gross negligence or willful misconduct. The provisions of this paragraph shall survive termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              JATO COMMUNICATIONS CORP.

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

                              [BANK]

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

                              STATE STREET BANK AND TRUST COMPANY,
                              as Collateral Agent

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:




                                  Exhibit F-5

                                                                      EXHIBIT G
                                                          TO SECURITY AGREEMENT


                [FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT]





















                                  Exhibit G-1

                                                                    EXHIBIT G TO
                                                              SECURITY AGREEMENT
                                                                        (PARENT)

           [FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT (PARENT)]

                SECURITIES ACCOUNT CONTROL AGREEMENT (PARENT)

          This SECURITIES ACCOUNT CONTROL AGREEMENT (PARENT) (the "AGREEMENT"), dated as of July 14, 1999, by and among Jato Communications Corp., a Delaware corporation (the "PARENT"), Lehman Brothers Inc. (the "SECURITIES INTERMEDIARY"), and State Street Bank and Trust Company, as Collateral Agent (the "COLLATERAL AGENT") for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement, dated as of July 14, 1999, among Jato Operating Corp., the Parent, the lenders party thereto, the Collateral Agent and Lucent Technologies Inc., as Administrative Agent, as amended, supplemented and modified from time to time (the "CREDIT AGREEMENT"), and references herein to the "UCC" are references to the Uniform Commercial Code as in effect in the State of New York.

          WHEREAS, pursuant to the Security Agreement (Parent), the Parent has granted a security interest in substantially all of its assets; and

          WHEREAS, the Security Agreement (Parent) requires the Parent and the Securities Intermediary to enter into this Agreement;

          NOW THEREFORE, the parties hereto hereby agree, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as follows:

          1. ESTABLISHMENT OF SECURITIES ACCOUNT. The Securities Intermediary hereby confirms that the Securities Intermediary has established account number 833-79146-11394 under the name "Jato Communications Corp. pledge account for State Street Bank and Trust Company, as Collateral Agent" (together with any successor accounts, the "SECURITIES ACCOUNT") for the Parent.

          2.   TREATMENT OF THE SECURITIES ACCOUNT.

          (a) The Securities Account is, and shall be treated as, a "securities account" within the meaning of Section 8-501 of the UCC.

          (b) The Securities Account is an account to which financial assets are or may be credited.

          (c) The Securities Intermediary shall treat the Collateral Agent as (i) entitled to exercise the rights that comprise any financial asset credited to the Securities Account, and (ii) the "entitlement holder" (within the meaning of Section 8-102 of the UCC), for the benefit of the

Secured Parties, with respect to the Securities Account on the books and records of the Securities Intermediary.

          (d) All property delivered to the Securities Intermediary shall be promptly credited to the Securities Account.

          (e) All securities or other property (other than cash) capable of being issued or registered in the name of a Person or in bearer form underlying any financial assets credited to the Securities Account shall be registered in the name of "Jato Communications Corp. pledge account for State Street Bank and Trust Company, as Collateral Agent" or indorsed to the Securities Intermediary or in blank, and in no case shall any such financial asset credited to the Securities Account be registered in the name of the Parent, payable to the order of the Parent or specially indorsed to the Parent, except as provided in Section 5 hereof.

          3. "FINANCIAL ASSETS" ELECTION. Each item of property (whether investment property, financial asset, security, instrument or cash or any other property of any kind) credited to the Securities Account shall be treated as a "financial asset" (within the meaning of Section 8-102(a)(9) of the UCC) under Article 8 of the UCC.

          4. CONTROL BY COLLATERAL AGENT. Upon receipt of a Notice of Exclusive Control, the Securities Intermediary shall: (i) comply with all notifications it receives directing it to transfer or redeem any financial asset in the Securities Account (each an "ENTITLEMENT ORDER") originated by the Collateral Agent without further consent by the Parent; and (ii) take directions with respect to the Securities Account from the Collateral Agent.

          5.   PARENT'S RIGHTS IN THE SECURITIES ACCOUNT.

          (a) Except as otherwise provided in this Section 5, the Securities Intermediary shall comply with Entitlement Orders originated by the Parent without further consent by the Collateral Agent.

          (b) If the Securities Intermediary shall have received from the Collateral Agent a notice of exclusive control substantially in the form of Exhibit A attached (a "NOTICE OF EXCLUSIVE CONTROL"), the Securities Intermediary shall cease:

               (i) complying with Entitlement Orders or other directions concerning the Securities Account originated by the Parent; and

               (ii) distributing to the Parent earnings, income, dividends, interest, or other distributions on investment property, instruments, money, or other property credited to the Securities Account.

          (c) The Collateral Agent hereby agrees, solely for the benefit of the Parent and its successors and assigns, that the Collateral Agent will not issue a Notice of Exclusive Control or any Entitlement Order unless an Event of Default has occurred and is continuing on such date.

          (d) Notwithstanding any contrary provisions hereof, unless and until the Securities Intermediary receives a Notice of Exclusive Control from the Collateral Agent, (i) the Parent shall have the right to (1) trade and exercise rights over the Securities Account and (2) originate Entitlement Orders with respect to the Securities Account, including Entitlement Orders that would require the Securities Intermediary to make a delivery to or for the account of the Parent or any other Person and (ii) the Securities Intermediary shall handle, invest, disburse and dispose of all financial assets credited to the Securities Account in accordance with Entitlement Orders or other directions originated by the Parent.

          (e) Upon receipt of a Notice of Exclusive Control, the Securities Intermediary shall cease complying with any Entitlement Orders originated by the Parent that would require the Securities Intermediary to make a delivery to or for the account of the Parent or any other Person, except where the Collateral Agent has confirmed in writing that such delivery is acceptable to the Collateral Agent.

          6. SECURITIES INTERMEDIARY'S LIEN. The Securities Intermediary agrees that, except for the payment of its fees, commissions and settlement of open orders, it will not assert any lien, encumbrance, claim or right against the Securities Account or any asset carried in the Securities Account.

          7.   SECURITIES INTERMEDIARY'S RESPONSIBILITY.

          (a) The Securities Intermediary shall not be liable to the Collateral Agent (for the benefit of the Secured Parties) for complying with Entitlement Orders from the Parent that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Securities Intermediary shall not be liable to the Parent for complying with a Notice of Exclusive Control or with Entitlement Orders originated by the Collateral Agent, even if the Parent notifies the Securities Intermediary that the Collateral Agent is not legally entitled to issue the Entitlement Order or Notice of Exclusive Control.

          (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement. In particular, the Securities Intermediary need not investigate whether the Collateral Agent is entitled under the Collateral Agent's agreements with the Parent to give an Entitlement Order or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications that it believes were given by the appropriate party.

          8. STATEMENTS, CONFIRMATIONS, AND NOTICES OF ADVERSE CLAIMS. The Securities Intermediary shall provide to the Collateral Agent duplicate copies of all statements, confirmations and other communications sent by the Securities Intermediary to the Parent. Except for the claims and interests of the Collateral Agent (for the benefit of the Secured Parties) and of the Parent, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any financial assets credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset credited thereto, the Securities Intermediary shall notify the Collateral Agent and the Parent thereof promptly after becoming aware thereof.

          9. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE SECURITIES INTERMEDIARY. The Securities Intermediary hereby represents, warrants and covenants that:

          (a) The Securities Account has been or shall be established as described in Section 1 above, and the Securities Account shall be maintained in the manner set forth herein until termination of this Agreement. The Securities Intermediary shall not change the name or account numbers of the Securities Account without the prior written consent of the Collateral Agent.

          (b) No financial asset is registered in the name of the Parent, or payable to the Parent's order, or specifically indorsed to the Parent, except to the extent that such financial asset has been indorsed to the Securities Intermediary or in blank. Except as otherwise provided in Section 5 hereof, no financial asset shall be registered in the name of the Parent or payable to the Parent's order or specially indorsed to the Parent, except to the extent that such financial asset has been indorsed to the Securities Intermediary or in blank.

          (c) This Agreement is the valid and legally binding obligation of the Securities Intermediary.

          (d) Other than this Agreement, (i) the Securities Intermediary has not entered into, and until the termination of this Agreement shall not enter into, any agreement with any other Person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders of such Person; and (ii) the Securities Intermediary has not entered into any other agreement with the Parent or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in
Section 4 and Section 5 hereof; provided that, the Collateral Agent acknowledges that the Security Account is managed on a discretionary basis by the Securities Intermediary on behalf of the Parent.

          10. INDEMNITY. The Parent hereby indemnifies and agrees to defend and hold harmless the Securities Intermediary, its officers, directors, employees, and agents against claims, liabilities, and expenses arising out of this Agreement (including attorneys' fees and disbursements), except to the extent that such claims, liabilities, or expenses are caused by or arise from the Securities Intermediary's gross negligence or willful misconduct.

          11. GOVERNING LAW. This Agreement and the Securities Account shall be governed by the laws of the State of New York. Regardless of any provisions in any other agreement, for purposes of the UCC, New York shall be deemed to be the jurisdiction of the Securities Intermediary with respect to the Securities Account and Entitlement Orders related thereto.

          12.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

          (a) THE PARENT IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING BY THE COLLATERAL AGENT AGAINST IT UNDER,

ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATED HERETO MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PARENT, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. AS AN ALTERNATIVE METHOD OF SERVICE, THE PARENT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 17 HEREOF. THE PARENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. THE PARENT SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS
SECTION 12 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PARENT IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

          (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION RELATING HERETO.

          13. ENTIRE AGREEMENT. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

          14. AMENDMENTS. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

          15. SEVERABILITY. To the extent a provision of this Agreement is unenforceable, this Agreement shall be construed, to the maximum extent permitted by applicable law, as if the unenforceable provision were omitted.

          16. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          17. NOTICES. All notices and other communications required or permitted to be given hereunder shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested or (c) if sent by prepaid facsimile transmission confirmed by telephone. Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile transmission and confirmed by telephone shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted by facsimile and confirmed by telephone before 4:00 p.m., recipient's time, and if transmitted by facsimile and confirmed by telephone after that time, on the next following Business Day; PROVIDED, HOWEVER, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of thirty (30) days' notice to the other parties in the manner set forth hereinabove. Any communications between the parties hereto or notices provided herein may be given to the following addresses:

          (1)  Collateral Agent:   State Street Bank and Trust Company
                                   2 Avenue de Lafayette
                                   Boston, MA 02111-174
                                   Attention:   Global Investor Services Group
                                                Corporate Trust
                                   Telecopy No.:  (617) 664-1465

               Copy to:            Lucent Technologies Inc.
                                   283 King George Road
                                   Warren, NJ  07059
                                   Attention:  Assistant Treasurer - Project
                                   Finance
                                   Telecopy No.:  (908) 559-1711

          (2)  Parent:             Jato Communications Corp.
                                   1099 18th Street
                                   Suite 800
                                   Denver, CO  80202
                                   Attention:  Vice President of Finance
                                   Telecopy No.:  (303) 226-8305

               Copy to:            Cooley Godward LLP
                                   2595 Canyon Boulevard
                                   Suite 250
                                   Boulder, CO  80302
                                   Attention:  Rex R. O'Neal, Esq.
                                   Telecopy No.:  (303) 546-4099

          (3)  Securities
               Intermediary:       Lehman Brothers Inc.
                                   555 California Street
                                   30th Floor
                                   San Francisco, CA  94104
                                   Attention:  William E. Welsh III, Branch
                                   Manager
                                   Telecopy No.:  (415) 263-4400

          18. TERMINATION. The rights and powers granted herein to the Collateral Agent have been granted in order to perfect its security interests in the Securities Account for the benefit of the Secured Parties, are powers coupled with an interest and shall be affected neither by the bankruptcy of the Parent nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the Partial Termination Date and the Collateral Agent has notified the Securities Intermediary of such event in writing.

          19. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          20. HEADINGS. Section headings have been inserted in this Agreement as a matter of convenience for reference only, and it is agreed that such section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.



                       (Signatures Follow on Next Page)

          IN WITNESS WHEREOF, the parties have caused this Securities Account Control Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.

                              JATO COMMUNICATIONS CORP.


                              By
                                   --------------------------------
                                   Name:
                                   Title:


                              STATE STREET BANK AND TRUST COMPANY,
                               as Collateral Agent


                              By:
                                   --------------------------------
                                   Name:
                                   Title:



                              LEHMAN BROTHERS INC.,
                                as Securities Intermediary


                              By:
                                   --------------------------------
                                   Name:
                                   Title:

                                   EXHIBIT A

                     [Letterhead of the Collateral Agent]

                                    [Date]


LEHMAN BROTHERS INC.
555 California Street
30th Floor
San Francisco, CA  94104
Attention:  William E. Welsh, Branch Manager


                          Notice of Exclusive Control

Ladies and Gentlemen:

     As referenced in the Securities Account Control Agreement (Parent), dated as of July 14, 1999, among Jato Communications Corp., Lehman Brothers Inc. and State Street Bank and Trust Company, as Collateral Agent (a copy of which is attached), we hereby give you notice of our exclusive control over securities account number 833-79146-11394 (the "SECURITIES ACCOUNT") and all financial assets, cash and instruments credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Securities Account or the financial assets, cash and instruments credited thereto from any person other than the undersigned.

          You are instructed to deliver a copy of this notice by facsimile transmission to Jato Communications Corp.

                              Very truly yours,


                              STATE STREET BANK AND TRUST COMPANY, as Collateral Agent

                              By:
                                   --------------------------------
                                   Title